UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KEYSIGHT TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a-6(i)(i1) and 0-11.

PROXY STATEMENT

ACCELERATE INNOVATION TO
CONNECT AND SECURE THE WORLD

2026

KEYSIGHT

Message from our
Chief Executive Officer

Dear Stockholders,

Since our inception over a decade ago, we have established a track record of consistent value creation through technology evolutions, market cycles and challenges such as the COVID-19 pandemic. These results have been enabled by our strong customer centric innovations, a reliable strategy to transform the company from hardware centric products to software centric solutions, and an operating model that enables resilient performance with disciplined investments to differentiate the company. Going forward, we remain confident in our ability to outperform our markets and deliver EPS growth through the business cycle.

Our annual stockholder meeting is an opportunity to reflect on where we are today, and to look toward a future defined by innovation. This year’s meeting will be held on Thursday, March 19, 2026 at 8:00 a.m., Pacific Time, virtually via the internet at https://meetnow.global/MC5NFNG. Stockholders of record as of the close of business on January 20, 2026, are entitled to vote.

You may attend the 2026 Annual Meeting online, vote, and submit questions by visiting the website listed above. A virtual-only meeting increases accessibility and participation, allowing stockholders to join from any location. We are committed to ensuring stockholders can participate as fully as they would in person. Details on accessing the meeting and the business to be conducted are in the accompanying Notice of 2026 Annual Meeting and Proxy Statement.

On behalf of our Board of Directors, thank you for being a Keysight stockholder and for your continued support of Keysight.

Sincerely,

Satish C. Dhanasekaran President and Chief Executive Officer January 31, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To our shareholders,
You are invited to attend the 2026 Annual Meeting to be held as follows:

Date and Time Thursday, March 19, 2026 8:00 a.m. Pacific Time	Live Webcast https://meetnow.global/MC5NFNG Access begins at 7:30 a.m. Pacific Time	Record Date January 20, 2026

ITEMS OF BUSINESS
•	Elect three directors to a 3-year term;
•	Ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as Keysight’s independent registered public accounting firm;
•	Approve, on a non-binding advisory basis, the compensation of Keysight’s named executive officers;
•	Approve an Amendment to the Amended and Restated Keysight Technologies, Inc. Certificate of Incorporation to declassify the Board of Directors;
•	Consider, on a non-binding advisory basis, Stockholder Proposal: Shareholder Ability to Call for a Special Shareholder Meeting;
•	Consider such other business as may properly come before the meeting.
IMPORTANT MEETING INFORMATION
LIVE WEBCAST: The 2026 Annual Meeting will be held entirely online at https://meetnow.global/MC5NFNG. Stockholders of record can attend and vote using the control number from their Notice or Proxy Card (if you received printed materials). If you hold shares through a broker, bank, or other nominee (called holding in “street name”), use the control number from your voting instruction form or register in advance. See the “Frequently Asked Questions” section of this Proxy Statement for more details.
Please note that Microsoft Internet Explorer is not supported, so you will need to use another browser.
The Notice of Internet Availability of Proxy Materials (“Notice”) for the Keysight Technologies, Inc. (“Keysight”, “we” or “our”) 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), proxy statement for our 2026 Annual Meeting (the “Proxy Statement”), and the Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (the “Annual Report”) are available free of charge at www.envisionreports.com/KEYS.
Record Date: Stockholders of record as of close of business on January 20, 2026 (the “Record Date”) will be entitled to vote and participate in the 2026 Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 19, 2026
On or about February 6, 2026, we will commence mailing to the majority of our stockholders the Notice directing stockholders to a website where you can access the Proxy Statement, Annual Report, and view instructions on how to vote your shares by internet or telephone. Our Proxy Statement follows. Financial and other information concerning Keysight is contained in the Annual Report.

By Order of the Board of Directors,

Jeffrey K. Li
Senior Vice President, General Counsel and Secretary
Santa Rosa, California
January 31, 2026
YOUR VOTE IS IMPORTANT. PLEASE VOTE.

PROXY SUMMARY
This summary provides an overview of selected information in this year’s proxy statement (the “Proxy Statement”) for our 2026 Annual Meeting of stockholders (the “2026 Annual Meeting”). In this Proxy Statement, the terms “Keysight”, “Keysight Technologies”, “the Company”, “we”, and “our” refer to Keysight Technologies, Inc. and information presented in this Proxy Statement is based on Keysight’s fiscal year starting on November 1 and ending on October 31 of each year (“Fiscal Year” or “FY”), unless specifically stated otherwise. We encourage you to read the entire Proxy Statement before voting. Additionally, unless expressly stated otherwise, references to the Board of Directors or the Board throughout this Proxy Summary section exclude Mr. Paul A. Lacouture who informed the Company that he will not stand for re-election at the 2026 Annual Meeting.
ANNUAL MEETING OF STOCKHOLDERS

Date & Time:	Thursday, March 19, 2026 at 8:00 a.m. Pacific Time
Location:	https://meetnow.global/MC5NFNG
Record Date:	January 20, 2026

VOTING MATTERS

Stockholders will be asked to vote on the following matters at the 2026 Annual Meeting:

Board’s Voting Recommendation
PROPOSAL 1. Elect three directors to a 3-year term	Vote FOR each director nominee
PROPOSAL 2. Ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as Keysight’s independent registered public accounting firm	Vote FOR
PROPOSAL 3. Approve, on a non-binding advisory basis, the compensation of Keysight’s named executive officers (“NEOs”)	Vote FOR
PROPOSAL 4. Approve an Amendment to Keysight’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors	Vote FOR
PROPOSAL 5. Consider, on a non-binding advisory basis, the following Shareholder Proposal: Shareholder Ability to Call for a Special Shareholder Meeting	Vote AGAINST

2026 Proxy Statement i

WHO WE ARE

Keysight is a global innovator in the computing, communications and electronics markets, committed to advancing our customers’ business success by helping them solve critical challenges in the development and commercialization of their products and services. Our mission, “accelerating innovation to connect and secure the world,” speaks to the value we provide our customers in a world of ever-increasing technological complexity. We deliver this value through a broad range of design and test solutions that address the critical challenges our customers face in bringing their innovations to market on ever-shorter schedules.
We are driven to deliver breakthrough solutions and trusted insight in electronic design, test, manufacture, and optimization to help customers accelerate the innovations that connect and secure the world. Our values guide how we work with each other and how we interact with our customers, our suppliers, our partners, our stockholders, and our communities.
GOVERNANCE HIGHLIGHTS

BOARD COMPOSITION
The Nominating and Corporate Governance Committee (“Nominating Committee”) of the Board of Directors of Keysight Technologies, Inc. (“Board”) regularly evaluates the Board’s composition to ensure it includes the right mix of skills, experience, and qualifications to support the current and future business and strategy.
Each member of our Board brings expertise in areas such as technology, global business, leadership, and financial literacy. The table below summarizes the number of directors who possess each key skill, with additional detail provided in each director nominee’s biography.

ii 2026 Proxy Statement

BOARD PROFILE AS OF JANUARY 31, 2026

Technology 10 Directors	Institutional Knowledge 7 Directors
Global Business 10 Directors	Sales and Marketing 7 Directors
Leadership 10 Directors	Enterprise Human Capital Management 4 Directors
Strategic Transactions 9 Directors	Information Security 6 Directors
Financial Literacy 10 Directors	Environmental Matters 2 Directors

BOARD REFRESHMENT
Thoughtful consideration is continuously given to the composition of our Board in order to maintain an appropriate mix of experience and qualifications, introduce fresh perspectives, and broaden and differentiate the views and experience represented on the Board. As of January 31, 2026, the average tenure of our Board was 7 years and 7 months.

2026 Proxy Statement iii

OUR DIRECTORS (AS OF JANUARY 31, 2026)

Name	Age	Director Since	Committee Memberships
James G. Cullen	83	October 2014	Compensation and Human Capital Nominating and Corporate Governance
Satish C. Dhanasekaran	53	May 2022
Charles J. Dockendorff	71	October 2014	Audit and Finance Nominating and Corporate Governance
Richard P. Hamada	68	October 2014	Compensation and Human Capital Nominating and Corporate Governance
Michelle J. Holthaus	52	May 2021	Compensation and Human Capital Nominating and Corporate Governance
Keith F. Jensen	67	November 2025	Audit and Finance Nominating and Corporate Governance
Ronald S. Nersesian Board Chairman	66	December 2013	Executive
Jean M. Nye Lead Independent Director	73	October 2014	Compensation and Human Capital Executive Nominating and Corporate Governance
Joanne B. Olsen	67	May 2019	Compensation and Human Capital Nominating and Corporate Governance
Kevin A. Stephens	64	March 2022	Audit and Finance Nominating and Corporate Governance

Chair

iv 2026 Proxy Statement

GOVERNANCE PRACTICES

We believe that implementing sound corporate governance policies enables strong Board leadership, prudent management practices, and transparency.
Highlights of our Fiscal Year 2025 governance practices include, among others:

Board Composition

•
Every director has senior leadership experience

•
Average Board tenure of 7 years and 7 months (as of January 31, 2026)

Board Independence

•
Nine of ten continuing directors and director nominees are independent

• Separate CEO and Board Chair

•
Lead Independent Director with clearly defined role

•
Independent standing Board committees

•
Regular meetings of our independent directors
without management present

•
Annual evaluation of the Chief Executive Officer (“CEO”) by independent directors

Board Processes

•
Procedures for stockholders to communicate directly with the Board

•
Annual advisory vote on executive compensation

•
Annual board and committee self-assessment process

•
Stockholder outreach program

Corporate Governance Policies

•
Stock ownership guidelines for executive officers and
directors

•
Risk oversight by the Board and its committees

•
Policies prohibiting hedging, short selling and pledging of our common stock for all employees and directors

•
Periodic review of committee charters and Corporate
Governance Guidelines

•
Compensation and Human Capital Committee oversight
of human capital management matters

•
Board oversight of corporate responsibility programs,
environmental risks and opportunities

STOCKHOLDER COMMUNICATION

Stockholder communication is essential to our ongoing review of our corporate environmental, social, governance and executive compensation programs and practices. This year, we reached out to stockholders representing nearly 53% of our outstanding shares and invited them to meet with our General Counsel and Corporate Secretary, our Chief People Officer and our Director of Investor Relations.

2026 Proxy Statement v

FISCAL YEAR 2025 FINANCIAL PERFORMANCE

Keysight Technologies is accelerating innovation across a dynamic global landscape. As technology continues to evolve at an unprecedented pace, demand for our differentiated solutions has grown across a broad spectrum of industries. We are capitalizing on this momentum by aligning with key technology investments and delivering high-impact solutions that drive measurable value for our customers and fuel sustainable long-term growth.
Our software-centric strategy remains a cornerstone of our stockholder value creation. Customers are increasingly engaging with Keysight earlier in the design cycle, leveraging our advanced software capabilities to solve complex challenges and accelerate time-to-market. Our agility and resilience in navigating industry shifts have been instrumental in delivering consistent value to all our stakeholders, including our customers, employees, and stockholders.
We maintained a disciplined focus on our strategic priorities and operational excellence. Key among these was the completion of three major strategic acquisitions to bolster our offerings and position our businesses for near-term growth. Our deep customer relationships and differentiated portfolio continue to position Keysight at the forefront of technology megatrends, enabling broad-based demand and reinforcing our leadership in electronic design and test innovation.
Our accomplishments included:
FISCAL YEAR 2025 PERFORMANCE

RESULTS	GROWTH	YEAR OVER YEAR
GAAP and Non-GAAP Revenue	$5,375M	+8% YoY Change
GAAP Net Income	$850M	+38% YoY Change
Non-GAAP Net Income	$1,240M	+13% YoY Change
GAAP EPS	$4.91 per share	+40% YoY Change
Non-GAAP EPS	$7.16 per share	+14% YoY Change

(1)	Reconciliations to comparable GAAP metrics are available at investor.keysight.com under quarterly reports in financial information.
LONG TERM TOTAL SHAREHOLDER RETURN (“TSR”) PERFORMANCE

(1)	Measured using the closing stock price on October 31, 2025, as compared to the closing stock price on October 30, 2020, and October 31, 2022, for the 5-year and 3-year TSR, respectively.

vi 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS HIGHLIGHTS

COMPENSATION POLICIES AND PRACTICES
Our commitment to designing an executive compensation program that is consistent with responsible financial and risk management is reflected in the following policies and practices:

What We Do	What We Don’t Do

•
Independent Compensation Committee

•
Independent Compensation Consultant

•
Mix of Short- and Long-Term Incentives

•
Performance Based Equity

•
Pay for Performance

•
Meaningful Performance Goals

•
Maximum Payout Limits

•
Robust Clawback Policies

•
Annual Risk Assessments

•
Annual Advisory Say-on-Pay Vote

•
Robust Stock Ownership Guidelines

•
No Multi-Year Guarantees

•
No Dividends on Unvested Awards

•
No Hedging or Pledging

•
No Excessive Change in Control Awards

•
No Excessive Perquisites

•
No Excessive Severance Benefits

•
No Golden Parachute Tax Gross Ups

•
No Discretionary Incentives

•
No Repricing or Repurchasing of Underwater Stock Options

2026 Proxy Statement vii

INCENTIVE PROGRAM – PAY-FOR-PERFORMANCE HIGHLIGHTS
As outlined in the Compensation Discussion and Analysis section of this Proxy Statement, Keysight’s NEOs are rewarded in alignment with our performance-driven compensation philosophy and strong corporate governance standards. Our approach ensures that executive pay is closely tied to company performance and shareholder value creation, reinforcing accountability and long-term strategic execution. Below are a few highlights of our pay for performance programs as they relate to our CEO and NEOs in Fiscal Year 2025.

(1)	Short-Term Incentive Plan (“STI”).
(2)	Long-Term Incentive Plan (“LTI”).
FISCAL YEAR 2025 SHORT TERM INCENTIVE PLAN RESULTS

Metrics	H1 Achievement % of Target	H2 Achievement % of Target
Non-GAAP EPS	104.0	107.9
Keysight Non-GAAP Revenue Growth	101.4	102.8
Non-GAAP CSG Revenue Growth	102.6	103.9
Non-GAAP ESI Revenue Growth	88.2	82.1
Non-GAAP KGSO Revenue Growth	101.2	103.9
KGSO Order Plan	98.2	105.0
Keysight Worldwide Quota (“WWQ”)	98.8	102.7

viii 2026 Proxy Statement

LONG-TERM PERFORMANCE PLAN (“LTP”) RESULTS
Fiscal Year 2023 - Fiscal Year 2025 PSU Grants: TSR

TSR Relative to S&P 500 Total Return Index for FY23-FY25			Pay-for-Performance Results
Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)
40 percentage points below index	Equals Index	40 percentage points above index
	S&P 500 Total Return Index 76.0%	Keysight TSR 1.45%	74.55 ppts below Index
0.0% Payout

Fiscal Year 2023 - Fiscal Year 2025 PSU Grants: Non-GAAP Operating Margin (“Non-GAAP OM”)

Non-GAAP OM Goals for FY23-FY25				Actual OM Achievement
Year	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
	5 points below annual Non-GAAP OM plan	Achievement of annual Non-GAAP OM plan	5 points above annual Non-GAAP OM plan
2023	24.8%	29.8%	34.8%	30.3%
2024	22.4%	27.4%	32.4%	26.3%
2025	20.9%	25.9%	30.9%	26.0%
				100.3% Payout

See the “Compensation Discussion and Analysis” section of this Proxy Statement for more information.

2026 Proxy Statement ix

CORPORATE SOCIAL RESPONSIBILITY KEY IMPACT GOALS

Keysight established targeted measures across environmental sustainability, social impact and ethical governance in Fiscal Year 2025. Goals have been identified to align with short-, mid-, and long-term efforts as noted.

	Key Impact Goals by End of FY 2025	End Results through FY 2025
Value committed to strengthening communities	$250M	$319M+
Students and future engineers and technology skill learners engaged through science, technology, engineering and math (“STEM”) education	2M+	3.5M+
No material negative impacts to the income statement and institutional investments	ZERO	ZERO

Key Impact Goal by End of Fiscal Year 2040
Emissions in Company Operations	NET ZERO

x 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR NOMINATION CRITERIA: QUALIFICATIONS AND EXPERIENCE

The Nominating Committee plays a critical role in ensuring that Keysight’s Board of Directors is equipped to effectively oversee Keysight’s strategic direction and uphold the long-term interests of our stockholders. As part of its governance responsibilities, the Nominating Committee conducts a comprehensive evaluation of the skills, experience, and attributes necessary to support Keysight’s evolving business priorities.
This assessment is informed by a review of both near- and long-term strategic objectives, enabling the Nominating Committee to identify the competencies required for effective Board oversight. The Nominating Committee then compares these needs against the qualifications of current Board members and prospective candidates, guiding targeted recruitment efforts to ensure alignment with Keysight’s strategic vision and governance standards.
The following table outlines the key qualifications, skills, and attributes deemed most relevant for Board service in fiscal year 2025. A mark indicates a specific area of expertise that the Board relies on to support its oversight responsibilities. The absence of a mark does not imply a lack of qualification. Detailed biographies of each continuing director or director nominee provide further insight into their individual backgrounds and contributions.

2 2026 Proxy Statement

Qualifications, Expertise & Attributes	James Cullen	Satish Dhanasekaran	Charles Dockendorff	Richard Hamada	Michelle Holthaus	Keith Jensen	Ronald Nersesian	Jean Nye	Joanne Olsen	Kevin Stephens
Technology	•	•	•	•	•	•	•	•	•	•
Global Business	•	•	•	•	•	•	•	•	•	•
Leadership	•	•	•	•	•	•	•	•	•	•
Strategic Transactions	•	•	•	•	•	•	•	•	•	•
Financial Literacy	•	•	•	•	•	•	•	•	•	•
Institutional Knowledge	•	•	•	•			•	•	•
Sales and Marketing	•	•		•	•		•		•	•
Enterprise Human Capital Management	•	•					•	•
Information Security		•	•	•		•	•			•
Environmental Matters		•					•

2026 Proxy Statement 3

CURRENT DIRECTOR TERMS

Keysight’s Board is currently divided into three classes serving staggered 3-year terms. Directors for each class are elected at the annual meeting held in the year in which the term for their class expires. Keysight’s Bylaws, as amended, allow the Board to fix the number of directors by resolution. In November 2025, the Board added Keith F. Jensen as a director, thereby increasing the number of directors from ten to eleven. In light of Paul A. Lacouture’s retirement from the Board at the 2026 Annual Meeting, the Board has approved a decrease in the size of the Board from eleven to ten members with effect as of the conclusion of the 2026 Annual Meeting. The composition of the Board as of January 31, 2026 and the term expiration dates for each director are as follows:

Class	Directors	Term Expires
I	Ronald S. Nersesian, Charles J. Dockendorff and Keith F. Jensen	2027
II	James G. Cullen, Michelle J. Holthaus, Jean M. Nye and Joanne B. Olsen	2028
III	Satish C. Dhanasekaran, Richard P. Hamada, Paul A. Lacouture* and Kevin A. Stephens	2026

Directors elected at the 2026 annual meeting will hold office for a three-year term, expiring at the annual meeting in 2029 (or until their respective successes are elected and qualified, or until their earlier death, resignation or removal). Each nominee is a current director of Keysight, and information regarding each of the nominees is provided below as of December 31, 2025. Please refer to Proposal 4 to understand how approval of the proposal to declassify the Board would impact the subsequent elections of directors.
*In November 2025, Paul A. Lacouture informed the Board that he would not stand for re-election at the 2026 Annual Meeting. As such, Proposal 1 relates to the election of three Class III directors.

4 2026 Proxy Statement

DIRECTOR NOMINEES FOR ELECTION TO NEW THREE-YEAR TERMS THAT WILL EXPIRE IN 2029

Satish C. Dhanasekaran

Age 53	Committees:	Public Directorships

Director since May 2022	None	Zebra Technologies Corporation Former Public Directorships Held (Past 5 Years)
None

Background
•
President and Chief Executive Officer of Keysight since May 2022
•
Other Keysight experience (2014-2022):
•
Senior Vice President and Chief Operating Officer (“COO”) from October 2020 to April 2022
•
Senior Vice President and President of the Communications Solutions Group from July 2017 to September 2020
•
Vice President and General Manager, Wireless Devices and Operators Business Unit from May 2016 through June 2017

•
General Manager of the Mobile Broadband Operation from June 2015 through April 2016
•
Led the marketing function for the Signal Analysis and Signal Sources Division from November 2014 through May 2015
•
Master’s degree in Electrical Engineering from Florida State University
•
Executive education certification from The Wharton School of Business at the University of Pennsylvania
Notable Expertise Provided to the Board
•
Broad leadership experience as a manager, General Manager, COO, and CEO offers deep insight into Keysight’s operations and business model
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Environmental Matters Institutional Knowledge
• Sales and Marketing
• Enterprise Human Capital Management
• Information Security

2026 Proxy Statement 5

Richard P. Hamada

Age 68	Committees:	Public Directorships

Director since October 2014	Compensation and Human Capital Nominating and Corporate Governance	Trinity Capital, Inc. Former Public Directorships Held (Past 5 Years) None

Background
•
Chief Executive Officer of Avnet, Inc. from July 2011 to July 2016; member of the Board of Directors from February 2011 to July 2016
•
Other Avnet experience (1983-2011)
•
President from May 2010 to June 2011
•
Chief Operating Officer from July 2006 through June 2011
•
President of Technology Solutions Operating Group from July 2003 to June 2006

•
President of Computer Marketing business unit from January 2002 to June 2003
•
Served in many other capacities prior to 2022
•
Bachelor of Science degree in Finance from San Diego State University
Notable Expertise Provided to the Board
•
Brings extensive knowledge in sales, marketing and management resulting from broad background in technology and electronics industries
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing
• Information Security

6 2026 Proxy Statement

Kevin A. Stephens

Age 64	Committees:	Public Directorships

Director since March 2022	Audit and Finance (Chair) Nominating and Corporate Governance	Crown Castle Inc. Former Public Directorships Held (Past 5 Years) None

Background
•
Executive Vice President and President of the Business Services at Altice USA from December 2015 to January 2019
• Suddenlink Communications experience (2006-2015):
•
President of Commercial and Advertising Operations from December 2012 to November 2015
•
Senior Vice President, Commercial and Advertising Operations from May 2006 to November 2012

•
Previously served in senior leadership positions at both Fortune 500 and start-up firms, including Cox Communications, Choice One Communications, and Xerox Corporation
•
Bachelor of Business Administration degree from the University of Michigan
• MBA degree from the University of Southern California
Notable Expertise Provided to the Board
•
Brings extensive management experience and market insight in technology and internet services from numerous senior management positions
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Sales and Marketing
• Information Security

2026 Proxy Statement 7

CONTINUING DIRECTORS NOT BEING CONSIDERED FOR ELECTION AT THIS ANNUAL MEETING

The Keysight directors whose terms are not expiring this year are listed below. They will continue to serve as directors for the remainder of their terms or through such other date determined in accordance with Keysight’s Bylaws. Information regarding each of such directors, as of January 31, 2026, is provided below.
DIRECTORS WHOSE TERMS WILL EXPIRE IN 2027
Ronald S. Nersesian

Age 66	Committees:	Public Directorships

Director since December 2013; Chair of the Board (since November 2019; Non-Executive Chair of the Board since May 2023)		Trimble Inc. Former Public Directorships Held (Past 5 Years) None

Background
• Non-Executive Chair of the Board since May 2023
• Other Keysight experience (2013-2023):
• Executive Chair of the Board from May 2022 to April 2023
• Chair of the Board from November 2019 to April 2022
•
President and Chief Executive Officer from December 2013 to April 2022

•
Previously served in a variety of senior executive and senior management roles at Agilent Technologies, Inc. (“Agilent”), LeCroy and HP
•
Bachelor of Science degree in electrical engineering from Lehigh University
• MBA from New York University, Stern School of Business
Notable Expertise Provided to the Board
•
Brings strong business operational experience with technology companies
• Brings management expertise developed over three decades
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Environmental Matters Institutional Knowledge
• Sales and Marketing
• Enterprise Human Capital Management
• Information Security

8 2026 Proxy Statement

Charles J. Dockendorff

Age 71	Committees:	Public Directorships

Director since October 2014	Audit and Finance Nominating and Corporate Governance	Haemonetics Corporation Hologic, Inc Former Public Directorships Held (Past 5 Years) Boston Scientific Corporation

Background
•
Executive Vice President and Chief Financial Officer of Covidien plc from 2006 to March 2015
•
Other Covidien (formerly known as Tyco Healthcare experience (1994-2006)
•
Vice President and Chief Financial Officer from 1995 to 2006, prior to its spinoff as Covidien
•
Vice President and Controller of The Kendall Company/Tyco Healthcare from 1994 to 1995

•
Previously served as Chief Financial Officer, Vice President of Finance and Treasurer of Epsco, Inc. and Infrared Industries, Inc.
•
Bachelor’s degree in Business Administration and Accounting from the University of Massachusetts
•
Master of Science degree in Finance from Bentley College
Notable Expertise Provided to the Board
• Brings extensive knowledge in accounting, tax, treasury, financial planning, and audit
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Information Security

2026 Proxy Statement 9

Keith F. Jensen

Age 67	Committees:	Public Directorships

Director since November 2025	Audit and Finance Nominating and Corporate Governance	None Former Public Directorships Held (Past 5 Years) None

Background
• Strategic Advisor to Fortinet, Inc. (“Fortinet”) since August 2025
• Other Fortinet experience (2014-2025):
•
Chief Financial Officer from 2018 to 2025
•
Interim Chief Financial Officer from February 2018 to May 2018
• Chief Accounting Officer from 2014 to 2018
•
Chief Administrative Officer and Chief Financial Officer of DataDirect Networks from 2012 to 2014

•
Chief Accounting Officer and Chief Financial Officer of Sybase (acquired by SAP America in 2010) from 2006 to 2012
•
Chief Financial Officer of Dorado Network Systems from October 1999 to January 2006
•
Bachelor of Science degree from California State University, Sacramento
Notable Expertise Provided to the Board
•
Brings significant public company financial controllership experience
• Brings management expertise developed over three decades
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Information Security

10 2026 Proxy Statement

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2028
James G. Cullen

Age 83	Committees:	Public Directorships

Director since October 2014	Compensation and Human Capital Nominating and Corporate Governance	Avinger, Inc Former Public Directorships Held (Past 5 Years) None

Background
•
President and Chief Operating Officer of Bell Atlantic Corporation (now known as Verizon) from 1997 to June 2000
• Other Bell Atlantic experience (1993-2000):
• Member of the office of Chair from 1993 to June 2000
• President and Chief Executive Officer of the Telecom
• Group from 1995 to 1997

•
Previously served in management positions with New Jersey Bell and AT&T
• Bachelor of Arts degree in Economics from Rutgers University
•
Master of Science degree in Management Science from the Massachusetts Institute of Technology
Notable Expertise Provided to the Board
•
Brings extensive leadership and operational experience from senior roles at Bell Atlantic and its predecessors
•
Brings significant public company director experience and perspective on public management and governance

•
Brings strong understanding of Keysight’s business having served on the board of Agilent for over 10 years, including more than five years as its non-executive Chair
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing
• Enterprise Human Capital Management

2026 Proxy Statement 11

Michelle J. Holthaus

Age 52	Committees:	Public Directorships

Director since May 2021	Compensation and Human Capital Nominating and Corporate Governance	None Former Public Directorships Held (Past 5 Years) None

Background
•
Chief Executive Officer of Intel Products from December 2024 to September 2025 and currently serves in a non-executive role
• Other Intel experience (1996-2025):
•
Interim co-Chief Executive Officer of Intel Corporation and Chief Executive Officer of Intel Products from December 2024 to March 2025
•
Executive Vice President and General Manager of the Client Computing Group from January 2022 to December 2024
•
Executive Vice President, Chief Sales Officer and General Manager, Sales, Marketing and Communications Group from September 2019 to January 2022

•
Senior Vice President Sales and Marketing and Acting Chief Marketing Officer from September 2017 to September 2019
•
Division Vice President and General Manager of sales and marketing from February 2016 to August 2017
•
Previously served in a variety of other roles at Intel in products and marketing
•
Bachelor of Arts degree in Finance and Financial Management Services from Linfield College
Notable Expertise Provided to the Board
• Brings strong combination of sales and marketing experience, deep customer insight and financial acumen
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Financial Literacy
• Sales and Marketing

12 2026 Proxy Statement

Jean M. Nye

Age 73	Committees:	Public Directorships

Director since October 2014	Compensation and Human Capital, Executive Nominating and Corporate Governance (Chair)	None Former Public Directorships Held ( Past 5 Years) None

Background
•
Senior Vice President of Human Resources for Agilent from August 1999 to October 2014
• Director of Education for Hewlett Packard from 1997 to 1999
•
Previously served in various positions in Manufacturing, Quality and Strategic Planning as well as Human Resources at Hewlett Packard from 1980 to 1997

• Bachelor of Arts degree from Princeton University
• MBA degree from Harvard University
Notable Expertise Provided to the Board
• Brings expertise in Senior Executive succession planning
•
Brings in-depth knowledge of Keysight and its businesses policies and practices
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Enterprise Human Capital Management

2026 Proxy Statement 13

Joanne B. Olsen

Age 67	Committees:	Public Directorships

Director since May 2019	Compensation and Human Capital (Chair) Nominating and Corporate Governance	Ciena Corporation Teradata Corporation Former Public Directorships Held (Past 5 Years) None

Background
•
Executive Vice President of Oracle Global Cloud Services and Support from 2016 to 2017
•
Senior Vice President and leader of Oracle’s applications sales, alliances and consulting organizations in North America from 2010 to 2016

•
Previously served in a variety of executive management positions across sales, global financing and hardware over her 30-year career at IBM
•
Bachelor of Arts degree in Mathematics and Economics from East Stroudsburg University of Pennsylvania
Notable Expertise Provided to the Board
•
Brings strong combination of sales, support and product experience from numerous senior management positions

• Brings considerable public company director experience
Skills and Qualifications
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing

14 2026 Proxy Statement

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE HIGHLIGHTS

The Board is committed to sound and effective governance practices that promote long-term value and strengthen Board and management accountability to our stockholders. The following table highlights many of our key Fiscal Year 2025 governance practices.

Board Composition

•
Every director has senior leadership experience

•
Average Board tenure of 7 years and 7 months (as of January 31, 2026)

Board Independence

•
As of the filing of this Proxy Statement, nine of eleven directors are independent

• Separate CEO and Board Chair

•
Lead Independent Director with clearly defined role

•
Independent standing Board committees

•
Regular meetings of our independent directors
without management present

• Annual evaluation of the CEO by independent directors

Board Processes

•
Procedures for stockholders to communicate directly with the Board

•
Annual advisory vote on executive compensation

•
Annual board and committee self-assessment process

•
Stockholder outreach program

Corporate Governance Policies

•
Stock ownership guidelines for executive officers and
directors

•
Risk oversight by the Board and its committees

•
Policies prohibiting hedging, short selling and pledging of our common stock for all employees and directors

•
Periodic review of committee charters and Corporate
Governance Guidelines

•
Compensation and Human Capital Committee oversight
of human capital management matters

•
Board oversight of corporate responsibility programs,
environmental risks and opportunities

CORPORATE SOCIAL RESPONSIBILITY

At Keysight, Corporate Social Responsibility (“CSR”) isn’t just a program, it’s how we do business. We are committed to building a better planet by accelerating innovation that connects and secures the world, while operating with integrity, sustainability, and purpose. Our strategy centers on three pillars:
•	Environmental and corporate resilience
•	Stakeholder engagement aligned with our values
•	Structured governance and accountability systems

2026 Proxy Statement 15

We measure progress through our annual CSR report and other disclosures, ensuring transparency and continuous improvement.
ETHICAL GOVERNANCE
Integrity is at the heart of everything we do. Our Ethics Management System ensures compliance, transparency and ethical decision-making across the company. Ethical conduct is foundational to our leadership approach, and we expect every employee to consistently uphold Keysight’s high standards of integrity and responsibility. We regularly update our Standards of Business Conduct (“SBC”) to reflect evolving global expectations and business needs and our core value of uncompromising integrity.
ENVIRONMENTAL STEWARDSHIP
At Keysight, we recognize that environmental stewardship is a vital solution to one of the defining environmental challenges of our time. Keysight is committed to achieving net-zero greenhouse gas emissions for scopes 1 and 2 by FY2040, in addition to the following near-term science-based targets approved by the Science-Based Targets initiative (SBTi) in 2023:
•	42% reduction in scope 1 and 2 emissions by FY2030 (from a FY2021 baseline)
•	73% of customers, by emissions covering use of sold products, will have science-based targets by FY2028
We continuously track and report emissions across 70+ sites and all 11 relevant categories of scope 3 emissions. Initiatives include:
•
Keysight signed a virtual power purchase agreement (VPPA) to acquire renewable energy certificates produced by a 39 MW portion of a new solar facility. Keysight’s portion of the project, which is expected to achieve commercial operation in the first quarter of Keysight’s FY2027, is estimated to generate renewable electricity equivalent to 100% of the company’s electricity consumption in the United States and Canada.

•	Keysight purchased Environmental Attribute Credits (EACs) to cover electricity consumption for sites in Spain and Böblingen, Germany, through partnerships with local utility providers.
•	Keysight prioritized energy efficiency through energy reduction projects and initiatives.
Since the publication of our 2023 Taskforce on Climate-Related Financial Disclosures (TCFD) Report, we have further integrated environment-related risks and opportunities into our business strategy and execution.
Keysight’s environmental governance is driven by a dedicated Director of Sustainability and supported by structured, enterprise-wide processes that are designed for compliance with global environmental regulations. We proactively assess and manage environment-related risks and opportunities across our operations, integrating sustainability into strategic decision-making. Our customer-centric quality policy, together with our robust Business Management System, enables us to meet evolving business and regulatory requirements worldwide.
RESPONSIBLE SOURCING
We expect our suppliers to uphold high standards in environmental and social responsibility. Our sourcing program is built principally on global frameworks such as the Responsible Business Alliance Code of Conduct, the California Transparency in Supply Chains Act, the UN Guiding Principles on Business and Human Rights, ISO 14001:2015 and Keysight’s own Supplier Code of Conduct. We regularly engage with our suppliers to advance our sustainability objectives and proactively mitigate supply chain risks, reinforcing our commitment to responsible and resilient operations.
OUR CUSTOMERS
Keysight expects customers to uphold environmental and social responsibility principles aligned with our own and to use our products responsibly. Our Human Rights and Labor Policy includes a section on the Responsible Use of Our Products, stating that we do not tolerate misuse that could contribute to human rights violations.

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To support this commitment, we have implemented enhanced customer screening processes to identify potential human rights risks before onboarding. Each quarter, we screen approximately 600 customers through a steering committee, which includes our Vice President of Global Customer Operations, Senior Vice President of Corporate Services, and the Customer Master Data team. Any unresolved concerns are escalated to a review panel that determines whether a sale may proceed, thus enabling our values to be upheld throughout the customer engagement lifecycle.
OUR PEOPLE
Keysight is committed to attracting, developing, and retaining a high-performing workforce. Guided by the UN Guiding Principles on Business and Human Rights, we engage in fair employment practices and comply with all nondiscrimination and equal opportunity laws. Our employees are central to advancing our CSR vision.
Through leadership alignment and the Keysight Leadership Model (KLM), we provide tools, programs, and support that empower employee success and reinforce our CSR foundational pillars. In line with the Universal Declaration of Human Rights, we are committed to treating all employees with dignity and respect and advocating for these principles globally.
Our Labor Management System enables a systematic, company-wide approach to promoting human rights and maintaining ongoing labor compliance, ensuring our values are embedded across our operations.
COMMUNITIES
Keysight’s global community engagement reflects our values and commitment to advancing societal well-being. Through focused initiatives in STEM education, environmental sustainability, and health and human services, we directly support our social impact objectives and contribute to long-term community prosperity.
OUR SOLUTIONS
Keysight contributes to a more sustainable future by empowering technology leaders to deliver breakthroughs that connect and secure the world. We accelerate innovation through advanced optimization solutions in areas such as clean technology, social impact and wellness, and safety and security, all designed to support responsible progress.
Our solutions are engineered for reliability, safety, regulatory compliance, and efficient use of environmental resources, helping customers meet their sustainability goals. In addition, Keysight Services extend the lifecycle of our products, offering options that support up to 40 years of active service, reinforcing our commitment to circularity and long-term value creation.

2026 Proxy Statement 17

KEY IMPACT GOALS FOR FISCAL YEAR 2025
Keysight set the following key impact goals across environmental sustainability, social impact and ethical governance for Fiscal Year 2025. Goals were identified to align with short-, mid-, and long-term efforts and progress was made as noted below.

	Key Impact Goals by End of FY 2025	End Results through FY 2025
Value committed to strengthening communities	$250M	$319M+
Students, future engineers and technology skill learners engaged through STEM education	2M+	3.5M+
No material negative impacts to the income statement and institutional investment	ZERO	ZERO

Key Impact Goals by End of FY 2040
Emissions in Company Operations	NET ZERO

CULTURE, VALUES AND STANDARDS
Human Capital
At Keysight, we foster an inclusive, and collaborative workplace where employees are empowered through meaningful work, continuous development, and a culture of innovation. We offer competitive compensation, a safe and respectful work environment, and opportunities to grow professionally and personally.
We believe our culture, rooted in inclusion, engagement, and innovation, is a strategic advantage that drives our success. As of October 31, 2025, Keysight employed approximately 15,779 people worldwide. Of these, 5,174 were based in the Americas (including 4,963 in the United States), 3,376 in Europe, and 7,229 in the Asia Pacific region.
Our core values and culture reflect our commitment to ethical business practices and responsible corporate citizenship. The Keysight SBC guides our interactions with customers, suppliers, competitors, and each other. These standards are publicly available on our website and serve as the foundation of our integrity-driven approach to business.
Oversight and Governance
The Chief People Officer (“CPO”) is responsible for developing and executing the company’s human capital strategy. The CPO is responsible for developing and integrating strategies, goals and metrics associated with the company’s broader human capital management strategy. The Chief Executive Officer and CPO regularly update our board of directors and the Compensation and Human Capital Committee on human capital matters. We provide multiple avenues for employee input.
Hiring, Retention and Succession Planning
At Keysight, our talent acquisition and Human Resources teams partner closely with business leaders to align workforce strategies with our long-term business objectives. This collaboration enables us to attract and retain the talent needed to drive innovation and deliver customer success.
Once onboard, employees are supported through a range of development opportunities, including employee network groups, mentoring programs, and leadership education. We conduct annual succession planning across all levels of the organization, including executive leadership, to develop a strong pipeline of future leaders.

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As a global company, we recognize the importance of preserving institutional knowledge, especially as many of our experienced employees become eligible for retirement. Accordingly, we have implemented structured knowledge transfer programs designed to retain critical expertise and maintain business continuity. As of October 31, 2025, the average tenure of our employees is 12.4 years. Our three-year average employee turnover rate was approximately 6.2 percent.
Employee Engagement
We are committed to maintaining a work environment that supports the needs of all employees. The value we place on culture helps us attract and retain the best talent and drive high performance through innovation and collaboration. In an effort to enable employees to be successful, we provide mentoring programs, all-encompassing benefits, access to employee network groups, and training for every stage of employment.
Learning and Development
We believe that learning is a lifelong pursuit that creates a mindset of professional growth and continuous improvement. We prioritize on-the-job learning through stretch assignments, development opportunities, and educational resources. Our employees have access to a wide range of programs, workshops, classes, and resources to help them excel in their careers.
Compensation and Benefits
We compensate employees with competitive wages and benefit programs designed to meet employee needs. Our compensation and benefit programs are designed to recognize our employees’ contributions to value creation and business results. We seek to achieve competitive and equitable pay across our organization globally. We conduct annual pay equity analyses, adjusting for role, experience, location, and performance to ensure fairness.
Listening to Employees
We provide multiple avenues for employee input. Our Open-Door Policy provides employees with direct access to any level of management to discuss ideas, get input on career development, and discuss concerns in a constructive manner.
Health, Safety and Wellness
We strive to maintain a best-in-class work environment and provide a safe and healthy workplace for all employees. We accomplish this through strict compliance with applicable laws and regulations regarding workplace safety. We promote the health and wellness of our employees through our Employee Well Being programs.

2026 Proxy Statement 19

INFORMATION SECURITY

CYBER RISK MANAGEMENT AND STRATEGY
Keysight’s enterprise-wide information security program is built on a risk-based approach that enables timely identification, assessment, and management of cybersecurity threats. Our operations are governed by a comprehensive Information Security Management System (“ISMS”), designed to uphold the confidentiality, integrity, and availability of our systems and data.
Our cyber security policies are grounded in the NIST SP 800-171 framework and apply across the entire organization. The Information Security and Compliance (ISC) organization, reporting directly to Keysight’s Chief Information Security Officer (“CISO”), oversees the ISMS and leads key functions including policy management, risk and vulnerability management, compliance assurance, identity and access management, incident response, security awareness, and IT disaster recovery.
Keysight’s cybersecurity risk management program includes:
•
Incident Detection and Response: A structured plan to prepare for, detect, respond to, and recover from cybersecurity incidents. This includes triage, severity assessment, escalation, containment, investigation, remediation, and compliance with legal and reporting obligations.

•
Risk Assessment: Our enterprise-wide risk management and Information Security Review processes identify, monitor, and report cyber and other security risks. We evaluate the likelihood and impact of potential threats and implement mitigation strategies informed by internal audits, external assessments, and industry benchmarks.

•
Training and Awareness: We conduct mandatory annual cybersecurity and data privacy training for all employees, supplemented by regular phishing simulations and targeted follow-up education. Training programs are reviewed annually and updated as needed. Employees are also provided with a streamlined mechanism to report suspicious emails for investigation.

•
Security Tools Optimization: Keysight maintains a robust cybersecurity framework designed to protect our global network and systems. We deploy a comprehensive suite of security tools (including firewalls, intrusion detection and prevention systems, web content filtering, anti-virus and malware detection, system scans, and full disk encryption) to safeguard our digital infrastructure. Our Security Information and Event Management system processes logs and events from across our environment, correlating inputs to detect and alert on suspicious activity in real time.

•
Third Party Risk: Third-party risk management is a critical component of our security strategy. We maintain structured processes to catalogue and assess third-party access to Keysight networks. Our Internal Audit organization conducts regular audits to identify potential control gaps, compliance risks, or operational inefficiencies.

To further strengthen our resilience, Keysight maintains information security risk insurance, reviewed annually and updated as needed. We also partner with approved third-party firms to conduct regulatory compliance audits, penetration testing, and independent risk assessments.
To date, Keysight has not identified any cybersecurity threats or incidents that have materially impacted our operations, business strategy, financial condition, or results of operations, nor do we consider such risks reasonably likely to have a material effect.
ARTIFICIAL INTELLEGENCE (“AI”)
Keysight views AI as a strategic driver of innovation and efficiency. By integrating AI into our products, services, and operations, we find ways to enhance customer experience, accelerate development and time to market, and improve productivity by automating repetitive tasks, all of which contribute to the reduction of development costs. We insist on responsible, transparent, and ethical AI use, guided by comprehensive governance and risk controls. In support of this, we have adopted an AI Governance and Controls Framework, which includes policies for ethical AI use and risk mitigation strategies for data privacy, security and compliance. We also communicate AI usage guidelines for both in-house and third-party AI tools and have initiated efforts to secure ISO 42001 certification for AI management systems by the end of FY 2026.

20 2026 Proxy Statement

In December 2025, we introduced a new AI Governance Policy (“AI Policy”) across our businesses.
The AI Policy applies to all Keysight workers, contractors, and third parties using or interacting with AI tools and provides for, among other things:
•	An AI Governance Committee to oversee all AI initiatives, maintain an inventory of approved tools, and ensure strategic alignment.
•	Strict data classification, encryption, anonymization, and robust access controls.
•	Bias assessments, prohibits discriminatory outcomes, and promotes transparency and explainability.
•	Secure deployment, version control, continuous monitoring, and clear documentation.
•	Mandatory annual training on responsible AI use, data protection, and incident reporting.
•	Compliance with 0Keysight’s legal, regulatory, and security requirements.
•	Alignment with international standards such as ISO/IEC 42001 for AI management systems, ensuring compliance with global best practices.
•	Clear procedures for reporting and managing AI-related incidents and policy exceptions.
The new AI Governance Committee will provide a forum for the early identification and escalation of AI-related risks to the Audit and Finance Committee, which retains primary responsibility for information security risk management under its charter.
CYBERSECURITY GOVERNANCE AND OVERSIGHT
Cybersecurity is a critical component of Keysight’s enterprise risk management framework and a strategic focus for both our Board and executive leadership. Oversight of our ISMS, including legal, physical, and technical controls, is led by our CISO, who reports directly to the Chief Information Officer (CIO).
The CIO heads Keysight’s global IT organization, which operates under an integrated governance structure comprising a Senior Executive Committee, a Cyber Executive Committee, and Cyber Leaders across business functions. The Senior Executive Committee meets quarterly to align IT priorities with strategic business imperatives and oversee capability and security programs. The Cyber Executive Committee meets regularly to assess risks, sponsor mitigation initiatives, and guide compliance responses. Cyber Leaders are functional representatives responsible for executing cybersecurity programs across the enterprise.
At the Board level, the Audit and Finance Committee, composed entirely of independent directors with experience in information security matters, provides oversight of Keysight’s cybersecurity programs. The CIO meets regularly with the Audit and Finance Committee to report on risk assessments, mitigation strategies, compliance status, and program outcomes, including those relating to the adoption and use of AI in our business. Relevant updates are shared with the full Board to ensure comprehensive governance and accountability.
AUDIT AND SCORING
Keysight partners with approved third-party organizations to strengthen our cybersecurity posture through independent audits, control validation, penetration testing, and impartial risk assessments. Our information security programs are continuously monitored by leading cybersecurity ratings agencies, including Bitsight and SecurityScorecard, which provide real-time security report cards for companies with an internet presence.
We maintain a Bitsight rating in the “Advanced” category and an “A” rating from Security Scorecard as of October 31, 2025, reflecting our commitment to proactive risk management and operational resilience.

2026 Proxy Statement 21

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines to support effective oversight and alignment with our commitment to integrity, accountability, and long-term value creation. The Board and management regularly review our governance framework - including the Sarbanes-Oxley Act, SEC rules, and NYSE listing requirements - and have confirmed that Keysight remains in compliance with applicable regulations and listing requirements. Our Nominating Committee continuously evaluates these practices to ensure they serve the best interests of Keysight and its stockholders. Keysight’s Corporate Governance Guidelines are publicly available in the Investor Relations section of our website under Governance Policies at investor.keysight.com.
COMMUNICATING WITH THE BOARD

Stockholders and other interested parties may communicate with the Board and Keysight’s Chair of the Board by writing to Ronald S. Nersesian, c/o Keysight Technologies, Inc., General Counsel, 1400 Fountaingrove Parkway, Santa Rosa, CA 95403. Our General Counsel will perform a legal review in the normal discharge of his duties to ensure that communications forwarded to the Chair preserve the integrity of the process. Any communication that is relevant to the conduct of our business and is not forwarded will be retained for a reasonable period of time or for as long as legally required and made available to the Chair and any independent director upon request. The independent directors grant the General Counsel discretion to decide which correspondence will be shared with our management and specifically instruct that any personal employee complaints be forwarded to the Human Resources Department.
STOCKHOLDER COMMUNICATION

Keysight values transparent and ongoing engagement with our stockholders and their input plays a vital role in shaping our corporate governance and executive compensation practices. In Fiscal Year 2025, we proactively reached out to stockholders representing approximately 53% of our outstanding shares to share updates on our ESG initiatives and invited dialogue with our General Counsel and Corporate Secretary, Chief People Officer and Director of Investor Relations. This year, these discussions focused on our environmental commitments, governance practices, and broader sustainability goals. A key area of interest among stockholders continues to be our progress toward achieving net zero emissions and meeting our Scope 3 science-based targets.
We also remain committed to attracting and retaining the best-qualified candidates to our Board, with expanded recruiting and selection criteria calibrated to our business needs.
Keysight maintains regular communication with stockholders through multiple channels, including quarterly earnings calls, SEC filings, our Annual Report on Form 10-K for this fiscal year ended October 31, 2025 (the “Annual Report”) and Proxy Statement, the Annual Meeting, investor conferences, and digital communications. Feedback from these engagements is regularly shared with our Board and its standing committees, helping to shape our governance practices and enhance our disclosures in alignment with stakeholder expectations.

22 2026 Proxy Statement

DIRECTOR NOMINATION AND APPOINTMENT PROCESS

The Nominating Committee is responsible for proposing a slate of director nominees for election at each Annual Meeting and recommending candidates to fill any Board vacancies. The Nominating Committee considers candidates recommended by stockholders, provided those recommendations follow the procedures outlined in the “Frequently Asked Questions” section of our Proxy Statement. Stockholder-nominated candidates who meet these requirements receive the same thoughtful consideration as those identified through internal processes.
To support a robust and inclusive search process, Keysight may engage third-party director search firms to identify and facilitate the screening of non-employee director candidates. The Nominating Committee seeks individuals who demonstrate:
•	A reputation for personal and professional integrity and ethics;
•	Sound judgment and analytical rigor;
•	Independence of thought;
•	Commitment to the time and responsibilities required of Board service; and
•	The ability to represent the long-term interests of Keysight and its stakeholders.
In identifying the most qualified candidates, the Board prioritizes individuals with CEO, senior executive, or public board experience, while intentionally including candidates with unique qualifications and experience throughout the process. The Committee also evaluates how each nominee’s skills complement existing Board expertise in areas such as operations, technology, manufacturing, finance, marketing, information security, human capital management, and ESG. Executive search firms conduct reference checks and prepare candidate biographies for review by the Board Chair and Nominating Committee Chair, with final selections based on alignment with the Board’s strategic needs. In the past year, Keith Jensen was appointed to the Board. Mr. Jensen was recommended by the Nominating Committee after an extensive search was conducted by an independent third-party search firm, and numerous candidates were considered.

2026 Proxy Statement 23

BOARD LEADERSHIP STRUCTURE

The Board currently consists of eleven members, nine of whom are independent including one director who is not standing for re-election at the 2026 Annual Meeting. Immediately following the 2026 Annual Meeting, the Board will consist of ten directors, eight of whom are independent.
Mr. Nersesian was unanimously elected Chair of the Board in November 2019 and has served as Non-Executive Chair since 2019.
Ms. Nye has served as the Board’s Lead Independent Director since May 2022. The duties of the Chair of the Board, Lead Independent Director and CEO are set forth in the table below:

Chair of the Board	Lead Independent Director	CEO
• Presides over meetings of the Board • Presides over meetings of stockholders • Prepares the agenda for each Board meeting • Prepares the agenda for each stockholder meeting
•
Presides over meetings of independent directors at which the Chair is not present

•
In conjunction with the Compensation and Human Capital Committee, evaluates the performance of the CEO and reviews CEO compensation

•
Guides the Board’s annual self- assessment process and leads the Board in periodic reviews of senior management succession planning

•
Reviews and coordinates the agenda for Board meetings in consultation with the Chair

•
Acts as liaison between the Chair and the independent directors

•
Manages the day-to-day affairs of Keysight, subject to the overall direction and supervision of the Board and its committees

•
Consults with and advises the Board and its committees on the business and affairs of Keysight

•
Performs such other duties as may be assigned by the Board

The Board believes that the current structure, with an experienced and knowledgeable Chair, our CEO and President, and a strong Lead Independent Director provides the appropriate leadership structure for Keysight and its stockholders.

24 2026 Proxy Statement

BOARD’S ROLE IN RISK OVERSIGHT

Keysight’s approach to risk oversight is aligned with our leadership structure and enterprise-wide governance framework. Day-to-day responsibility for identifying, evaluating, and managing risk exposures resides with management, while the Board of Directors maintains ultimate oversight of our risk management strategy—focusing on the most significant risks that could impact Keysight’s long-term performance and stakeholder value. The Board is supported in this oversight role by its standing committees, each of which is responsible for monitoring specific areas of risk, including financial, operational, cybersecurity, compliance, and ESG-related risks. This collaborative structure ensures that risk governance is both comprehensive and responsive to evolving business dynamics.

Board of Directors
•
Regularly reviews Keysight’s strategic plans across its operating segments and closely monitors key risks, including those tied to capital structure, growth initiatives, and customer relationships. The Board receives consistent updates on enterprise-level risks and risk oversight from its committees. At least annually, the Board evaluates Keysight’s senior management succession plan and oversees the Company’s ESG strategy to ensure alignment with long-term value creation. This includes assessing environmental risks and opportunities, monitoring progress on long- and short-term goals, and evaluating their financial impact on the business.

Audit and Finance Committee
•	Reviews financial reporting, compliance, and enterprise risk, meeting regularly with auditors and key executives.
•	Monitors legal, regulatory, environmental, and information security risks, and oversees compliance with ethics and internal control policies.

Compensation and Human Capital Committee
•	Oversees risks related to compensation policies and practices, using an independent consultant to help design and evaluate programs.
•	Monitors pay equity, sets compensation philosophy and oversees compensation programs

Nominating and Corporate Governance Committee
•	Evaluates risks related to Keysight’s governance structure, reviews related person transactions and oversees compliance with governance policies.
•	Evaluates the skills of current directors and assists the Board in establishing and assessing potential director candidates and their qualifications.

MAJORITY VOTING FOR DIRECTORS

Keysight’s Bylaws provide for majority voting in uncontested elections of directors. In an uncontested election, a nominee must receive a majority of the votes cast to be elected - meaning the number of shares voted FOR the nominee must exceed 50% of the total votes cast with respect to that director. Votes cast include votes against and exclude abstentions and broker non-votes.
If a director fails to receive the required vote and no successor is otherwise elected and qualified, our bylaws provide that the director will promptly tender their resignation following certification of the stockholder vote.
The Nominating Committee will then evaluate the resignation and recommend to the Board whether to accept it, reject it, or take other appropriate action. The Board will act on the recommendation within 90 days of the vote certification and will promptly disclose its decision and rationale in a press release.

2026 Proxy Statement 25

Our bylaws provide that any director who so tenders a resignation will not participate in the Nominating Committee’s deliberations or the Board’s decision regarding their resignation.
POLICIES ON BUSINESS ETHICS

We have adopted the SBC that requires all of our business activities to be conducted in compliance with laws, regulations and ethical principles and values. All officers and employees are required to read, understand and abide by the requirements of the SBC and must take annual SBC training. We have also adopted a Director Code of Ethics which applies to Keysight’s directors.
Keysight’s governance policies, including our SBC, are publicly accessible on our Investor Relations website at investor.keysight.com under the “Governance Policies” section. Any waiver of these codes for directors or executive officers may only be granted by the Audit and Finance Committee. In accordance with our commitment to transparency, Keysight will disclose any amendment to or waiver from a provision of the SBC for our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, or individuals performing similar functions, on our website within four business days of the amendment or waiver. Additionally, we will disclose any waivers granted to other executive officers or directors on our website, ensuring that our governance practices remain open, accountable, and aligned with stakeholder expectations.
DIRECTOR INDEPENDENCE

A majority of Keysight’s Board of Directors is independent, as defined by the New York Stock Exchange (NYSE) listing standards and Keysight’s Corporate Governance Guidelines. For Fiscal Year 2025, the Board affirmatively determined that the following directors met the independence criteria: James G. Cullen, Charles J. Dockendorff, Richard P. Hamada, Michelle J. Holthaus, Paul A. Lacouture, Jean M. Nye, Joanne B. Olsen, and Kevin A. Stephens. Until his retirement from the Board in May 2025, Robert A. Rango also met the independence criteria. Mr. Keith F. Jensen, who was appointed to the Board in November 2025, also meets the independence criteria.
The Board applies rigorous standards in assessing independence, consistent with NYSE requirements. For a director to be considered independent, the Board must determine that the director does not have a material relationship with Keysight or its subsidiaries - either directly or indirectly as a partner, shareholder or officer of any organization that has a relationship with Keysight or its subsidiaries. The Board evaluates independence by considering all relevant facts and circumstances, including relationships from the perspective of both the director and any persons or organizations with which the director has an affiliation.
No material relationships were identified with respect to the directors named above, and there are no family relationships among Keysight’s executive officers and directors.
The Board assesses the independence of directors on an annual basis and based on the recommendation of the Nominating Committee, makes a determination as to which members are independent.
AUDIT AND FINANCE COMMITTEE MEMBER INDEPENDENCE
We have adopted standards for Audit and Finance Committee member independence in compliance with the SEC and NYSE corporate governance listing standards. When affirmatively determining the independence of any director who may serve on the Audit and Finance Committee, the Board must consider all factors specifically relevant to determining whether such director has a relationship to Keysight or any of its subsidiaries which is material to such director’s ability to be independent from management in connection with the duties of an Audit and Finance Committee member. Such factors include, but are not limited to:
•	The source of compensation of such director, including any consulting, advisory or other compensatory fee paid by Keysight to such director;
•	Whether such director is affiliated with Keysight, a subsidiary of Keysight or an affiliate of a subsidiary of Keysight; and
•	Whether such director serves on more than three reporting company audit committees.

26 2026 Proxy Statement

Charles Dockendorff currently serves on the audit committee of four public companies, including Keysight. The Board has considered whether such simultaneous service would impair his ability to effectively serve as a member (and former Chair) of Keysight’s Audit and Finance Committee. In its analysis, the Board considered the Committee’s demanding roles and responsibilities and the time commitment required by such service. The Board also considered the skills and expertise of Mr. Dockendorff, including his prior experience as a Chief Financial Officer of a number of public companies and the various commitments of his time. After careful consideration, the Board concluded that Mr. Dockendorff’s other audit committee service does not impair his ability to effectively fulfill his responsibilities to Keysight at this time and, therefore, the Board has specifically approved his continuation as a member of Keysight’s Audit and Finance Committee.
The Board has also determined that each other member of the Audit and Finance Committee is independent.
COMPENSATION AND HUMAN CAPITAL COMMITTEE MEMBER INDEPENDENCE
Keysight has adopted standards for Compensation and Human Capital Committee member independence in compliance with the SEC and NYSE corporate governance listing standards. In affirmatively determining the independence of any director who will serve on the Compensation and Human Capital Committee, the Board must consider all factors specifically relevant to determining whether such director has a relationship to Keysight or any of its subsidiaries which is material to such director’s ability to be independent from management in connection with the duties of a Compensation and Human Capital Committee member. Such factors include, but are not limited to:
•	The source of compensation of such director, including any consulting, advisory or other compensatory fee paid by Keysight to such director; and
•	Whether such director is affiliated with Keysight, a subsidiary of Keysight or an affiliate of a subsidiary of Keysight.
The Board has determined that each of the members of the Compensation and Human Capital Committee is independent.

2026 Proxy Statement 27

COMMITTEES OF THE BOARD

The Board has four standing committees consistent with applicable rules and standards: the Audit and Finance Committee, the Compensation and Human Capital Committee, the Executive Committee and the Nominating Committee. The Board held six meetings during Fiscal Year 2025. Each director attended at least 75% of the combined total number of meetings of the Board and all committees of the Board on which each such director served, during the period for which each such director served. Keysight encourages, but does not require, its Board members to attend the annual stockholders meeting. All of Keysight’s then-sitting directors virtually attended the 2025 Annual Meeting.
The principal responsibilities of each committee, the members of the committees and the number of committee meetings during Fiscal Year 2025 are described in detail below. We have adopted charters for our Audit and Finance Committee, Compensation and Human Capital Committee, Nominating Committee and Executive Committee consistent with applicable rules and standards. Our Committee charters are located under “Governance Policies” in the “Corporate Governance” section of our Investor Relations website at investor.keysight.com.

28 2026 Proxy Statement

AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee is responsible for the oversight of the quality and integrity of Keysight’s consolidated financial statements, its compliance with legal and regulatory requirements, the qualifications, independence, and performance of its independent registered public accounting firm, the performance of its internal audit function and other significant financial matters.

Kevin A. Stephens
(Chair)

Other Members
Charles J. Dockendorff
Keith F. Jensen(1)
Paul A. Lacouture(2)

Robert A. Rango served
on the Audit and Finance
Committee until May 2025.

Number of meetings in
FY2025: 11

Responsibilities

•
Have the sole authority to appoint, retain, compensate, oversee, evaluate and replace the independent registered public accounting firm to perform audit and non-audit services;

•
Review and approve the scope of annual internal and external audits;

•
Meet independently with Keysight’s internal auditing staff, independent registered public accounting firm and senior management;

•
Review the adequacy and effectiveness of the system of internal control over financial reporting and any significant changes in internal control over financial reporting;

•
Review Keysight’s consolidated financial statements and disclosures including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Keysight’s periodic reports on Form 10-K or Form 10-Q;

•
Establish and oversee procedures for (a) the receipt, retention and treatment of complaints received by Keysight regarding accounting, internal accounting controls or auditing matters, and (b) the confidential anonymous submission by employees of Keysight of concerns regarding questionable accounting or auditing matters;

•
Review, monitor and assess the adequacy and effectiveness of Keysight’s enterprise-wide compliance programs;

•
Review, monitor and assess Keysight’s management of major risks, including cybersecurity and technology security risks;

•
Review and monitor the adequacy and effectiveness of information security policies and programs;

•
Monitor compliance with Keysight’s SBC;

•
Meet periodically with Keysight’s internal auditing staff to review the results of internal risk assessments conducted by key executives responsible for major businesses and functions in the company;

•
Meet periodically with Keysight’s General Counsel to receive legal, regulatory, litigation and compliance updates;

•
Review management’s use of non-GAAP financial measures in public disclosures and in particular how these measures are used, whether they are consistently prepared and presented and the disclosure controls and procedures relating to such measures; and

•
Review disclosures from Keysight’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independence of accountant’s communications with the Audit and Finance Committee.

In accordance with section 407 of the Sarbanes-Oxley Act, the Board identified Charles J. Dockendorff as the Audit and Finance Committee’s “Financial Expert.”
(1)	Joined in November 2025
(2)	Retiring at the conclusion of the 2026 Annual Meeting.

2026 Proxy Statement 29

COMPENSATION AND HUMAN CAPITAL COMMITTEE

The Compensation and Human Capital Committee is responsible for determining the compensation of Keysight’s CEO and other executive officers as well as Keysight’s compensation plans, policies and programs as they affect the CEO and other executive officers, human capital management, and providing input to the full Board on matters related to succession planning.

Joanne B. Olsen
(Chair)

Other Members
James G. Cullen
Richard P. Hamada
Michelle J. Holthaus
Jean H. Nye

Robert A. Rango
served on the
Compensation and
Human Capital
Committee until May 2025.

Number of meetings
in FY2025: 5

Responsibilities

•
Determines the compensation and the corporate goals and objectives for the performance of the CEO and other executive officers;

•
Reviews and evaluates the performance of the CEO and other executive officers;

•
Supervises and oversees the administration of Keysight’s incentive compensation, variable pay and stock programs, including the impact of such programs on Company risk;

•
Establishes comparator peer group and compensation targets based on this peer group for Keysight’s NEOs; and

•
Has sole authority to retain and terminate executive compensation consultants.

For more information on the responsibilities and activities of the Compensation and Human Capital Committee, including the Committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis,” “Compensation and Human Capital Committee Report,” and “Executive Compensation” in this Proxy Statement.
The Compensation and Human Capital Committee is aided by an independent compensation consultant, who is selected and retained by the Compensation and Human Capital Committee. The role of the compensation consultant is to advise the Compensation and Human Capital Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. The compensation consultant also evaluates compensation for non-employee directors and equity compensation programs generally and advises the Compensation and Human Capital Committee about its recommendations to the Board on CEO compensation. To maintain the independence of the firm’s advice, the compensation consultant does not provide any services for Keysight other than those described above. Our Compensation and Human Capital Committee selected Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant to provide advice and recommendations on Fiscal Year 2025 executive compensation matters. In the process of selecting the independent compensation consultant, our Compensation and Human Capital Committee considered Meridian’s independence by taking into account the factors prescribed by the NYSE listing rules. Based on this evaluation, the Compensation and Human Capital Committee determined that no conflict of interest existed with respect to Meridian.

30 2026 Proxy Statement

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending to the Board the director nominees for the next annual meeting of stockholders and the individuals to fill vacancies occurring between annual meetings of stockholders.

Jean M. Nye
(Chair and Lead
Independent
Director)

Other Members*
James G. Cullen
Charles J. Dockendorff
Richard P. Hamada
Michelle J. Holthaus
Paul A. Lacouture
Joanne B. Olsen
Kevin A. Stephens

Keith Jensen joined
the Nominating
Committee in
November 2025.

Number of meetings
in FY2025: 3

Responsibilities

•
Responsible for recommending to the Board the appropriate Board size and Committee structure and developing and reviewing corporate governance principles applicable to Keysight;

•
Administers Keysight’s Related Person Transactions Policy and Procedures (the “Related Person Transactions Policy”). See “Related Person Transactions Policy and Procedures” in this Proxy Statement for more information;

•
Supports Keysight’s stockholder outreach programs and engaging management on stockholder feedback and actions;

•
Assists the Board in identifying and attracting candidates qualified to serve on the Board and annually recommend to the Board the nominees for election as directors, consistent with criteria approved by the Board, and, from time to time, recommend persons to fill vacancies on the Board;

2026 Proxy Statement 31

EXECUTIVE COMMITTEE

The Executive Committee meets or takes written action when the Board is not otherwise meeting.

Ronald S. Nersesian (Chair) Other Members Jean M. Nye (Lead Independent Director) Number of meetings in FY2025: 0
Responsibilities

•
Has full authority to act on behalf of the Board, except that it cannot amend Keysight’s Bylaws, recommend any action that requires the approval of the stockholders, fill vacancies on the Board or any Board committee, fix director compensation, amend or repeal any non-amendable or non-appealable resolution of the Board, declare a distribution to the stockholders except at rates determined by the Board, appoint other Committees or take any action not permitted under Delaware law to be delegated to a committee.

COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation and Human Capital Committee during Fiscal Year 2025 were Joanne B. Olsen (Chair), James G. Cullen, Richard P. Hamada, Michelle J. Holthaus and Jean M. Nye. No member of the Compensation and Human Capital Committee was at any time during Fiscal Year 2025 or at any other time an officer or employee of Keysight, and no member of this committee had any relationship with Keysight requiring disclosure under Item 404 of Regulation S-K. No executive officer of Keysight has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation and Human Capital Committee during Fiscal Year 2025.
Each member of the Compensation and Human Capital Committee is considered independent under Keysight’s Board and Compensation and Human Capital Committee Independence Standards as set forth in Keysight’s Amended and Restated Corporate Governance Guidelines.

32 2026 Proxy Statement

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

Keysight’s SBC and Director Code of Ethics require that all employees and directors avoid conflicts of interests that interfere with the performance of their duties or the best interests of Keysight. In addition, since 2014, we have adopted and implemented the written Related Person Transactions Policy (“RPT Policy”) that prohibits any of Keysight’s executive officers, directors or any of their immediate family members from entering into a transaction with Keysight, except in accordance with the RPT Policy. For purposes of the RPT Policy, a “related person transaction” includes any transaction (within the meaning of Item 404(a) of Regulation S-K) involving Keysight and any related person that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Under our RPT Policy, the General Counsel must advise the Nominating Committee of any related person transaction of which he becomes aware. The Nominating Committee must then either approve or reject the transaction in accordance with the terms of the policy. In the course of making this determination, the Nominating Committee shall consider all relevant information available to it and, as appropriate, must take into consideration the following:
•	The size of the transaction and the amount payable to the related person;
•	The nature of the interest of the related person in the transaction;
•	Whether the transaction may involve a conflict of interest; and
•
Whether the transaction involved the provision of goods or services to Keysight that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to Keysight as would be available in comparable transactions with or involving unaffiliated third parties.

Under the RPT Policy, Company management screens for any potential related person transactions, primarily through the annual circulation of a Directors and Officers Questionnaire (“D&O Questionnaire”) to each member of the Board and each officer of Keysight that is a reporting person under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The D&O Questionnaire contains questions intended to identify related persons and transactions between Keysight and related persons. If a related person transaction is identified, such transaction is brought to the attention of the Nominating Committee for its approval, ratification, revision, or rejection in consideration of all of the relevant facts and circumstances.
The Nominating Committee must approve or ratify each related person transaction in accordance with the policy. Absent this approval or ratification, no such transaction may be entered into by Keysight with any related person.
In addition, the RPT Policy provides for standing pre-approval of limited transactions with related persons. Pre-approved transactions include:
•
Any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer or an equivalent), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of (i) $1,000,000, or (ii) 2% of that company’s total annual revenues.

•
Any charitable contribution, grant or endowment by Keysight to a charitable organization, foundation or university at which a related person’s only relationship is as an employee (other than an executive officer or an equivalent), a director or a trustee, if the aggregate amount involved does not exceed the lesser of $500,000, or 2% of the charitable organization’s total annual receipts.

2026 Proxy Statement 33

TRANSACTIONS WITH RELATED PERSONS
In the ordinary course of business, Keysight purchases services, supplies, and equipment from a broad network of suppliers and sells or leases products and services to a broad customer base. On occasion, these transactions may involve companies where members of our Board of Directors or executive management serve as directors or executive officers.
For Fiscal Year 2025, Keysight reviewed all such transactions and confirmed that none exceeded or fell outside the pre-approved thresholds established in our RPT Policy.
Since the beginning of Fiscal Year 2025, we did not enter into any financial transaction, arrangement or relationship (including employment relationships) in which a related person had or will have direct or indirect material interest, in an amount exceeding $120,000, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation,” except for the following:
•
The son of Mark Wallace, our former Senior Vice President, Chief Customer Officer, is employed by Keysight as an account manager based in Santa Clara, California. Mr. Wallace retired as an executive officer of Keysight on June 2, 2025. In his role as an employee of the Company, Mr. Wallace’s son received total compensation of $146,271 for Fiscal Year 2025, calculated in the same manner as in the Summary Compensation Table. The total compensation includes salary, commissions, stock and option awards, and other compensation.

34 2026 Proxy Statement

PROPOSAL 2: RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit and Finance Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”) as Keysight’s independent registered public accounting firm to audit its consolidated financial statements for Fiscal Year 2025. During Fiscal Years 2025 and 2024, PwC served as Keysight’s independent registered public accounting firm and also provided certain tax and other non-audit services. Although Keysight is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit and Finance Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.
Representatives of PwC are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

2026 Proxy Statement 35

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

The following table presents fees for professional audit services rendered to Keysight by PwC for the years ended October 31, 2025 and October 31, 2024.

Fee Category	FY2025 ($)	% of Total (%)	FY2024 ($)	% of Total (%)
Audit Fees	7,728,600	99	7,855,000	98
Audit-Related Fees	11,000		66,000	1
Tax Fees
Tax compliance/preparation	60,802	1	90,970	1
Other tax services	0		0	0
Total tax fees	60,802		90,970
All Other Fees	3,125		3,125	0
Total Fees	7,803,527	100	8,015,095	100

AUDIT FEES
Audit fees consist of fees billed for professional services rendered for the integrated audit of Keysight’s consolidated financial statements and its internal control over financial reporting and review of the interim condensed consolidated financial statements included in quarterly reports. Fees for Fiscal Years 2025 and 2024 also consist of fees billed for services that are normally provided by PwC in connection with statutory reporting and regulatory filings or engagements, and attest services, except those not required by statute or regulation.
AUDIT-RELATED FEES
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Keysight’s consolidated financial statements and are not reported under Audit Fees. These services include accounting consultations in connection with acquisitions and divestitures, debt restructuring, attest services that are not required by statute or regulation, and consultations concerning financial accounting.
TAX FEES
Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audits and appeals, customs and duties, mergers and acquisitions and international tax planning.
ALL OTHER FEES
All other fees consist of fees for all other services other than those reported above. These services include a license for specialized accounting research software. Keysight’s intent is to minimize services in this category.
In making its recommendation to ratify the appointment of PwC as Keysight’s independent registered public accounting firm for the Fiscal Year 2025, the Audit and Finance Committee has considered whether services other than audit and audit-related services provided by PwC are compatible with maintaining the independence of PwC.

36 2026 Proxy Statement

AUDIT AND FINANCE COMMITTEE PREAPPROVAL POLICY

The Audit and Finance Committee’s policy is to preapprove all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year and any preapproval is detailed as to the particular service or category of services and is subject to a specific budget.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AUDIT AND FINANCE COMMITTEE’S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS KEYSIGHT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

2026 Proxy Statement 37

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Keysight specifically incorporates the Audit and Finance Committee Report by reference therein.
The Audit and Finance Committee of the Board reviewed the quality and integrity of Keysight’s consolidated financial statements contained in its Annual Report on Form 10-K for the Fiscal Year 2025, its compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm, the performance of its internal audit function and independent registered public accounting firm and other significant financial matters. Each of the Audit and Finance Committee members satisfies the definition of independent director and is financially literate as established in the NYSE Listing Standards. In accordance with section 407 of the Sarbanes-Oxley Act, the Board has identified Charles J. Dockendorff as the Audit and Finance Committee’s “Financial Expert”. Keysight operates with a November 1 to October 31 fiscal year. The Audit and Finance Committee met eleven times during the Fiscal Year 2025.
The Audit and Finance Committee’s work is guided by a written charter that the Board has approved. The Audit and Finance Committee regularly reviews its charter to ensure that it is meeting all relevant audit committee policy requirements of the SEC, the Public Company Accounting Oversight Board and the NYSE. You can access the latest Audit and Finance Committee charter by clicking on “Governance Policies” in the “Corporate Governance” section of the web page at www.investor.keysight.com or by writing to us at Keysight Technologies, Inc., 1400 Fountaingrove Parkway, Santa Rosa, California 95403, Attention: Investor Relations.
The Audit and Finance Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP (“PwC”) Keysight’s independent registered public accounting firm, Keysight’s audited consolidated financial statements and Keysight’s internal control over financial reporting. The Audit and Finance Committee has discussed with PwC, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit and Finance Committee has received and reviewed the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence and has discussed with PwC its independence from Keysight. Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that Keysight’s audited consolidated financial statements be included in Keysight’s Annual Report on Form 10-K for the Fiscal Year 2025 and be filed with the SEC.
Submitted by:
Audit and Finance Committee
Kevin A. Stephens, Chair
Charles J. Dockendorff
Paul A. Lacouture
Keith F. Jensen (member since
November 2025)

38 2026 Proxy Statement

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of January 20, 2026, concerning each person or group known by Keysight, based on filings pursuant to Section 13(d) or (g) under the Exchange Act, to own beneficially more than 5% of the outstanding shares of our Common Stock. As of January 20, 2026, there were 171,517,760 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature	Percent of Class
The Vanguard Group Inc. 100 Vanguard Blvd Malvern, PA 19355	20,643,995(1)	12%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	16,114,827(3)	9.4%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	15,668,381(2)	9.1%

(1)
Based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. The Schedule 13G/A indicates that the Vanguard Group has shared voting power with respect to 224,055 shares, sole dispositive power with respect to 19,895,128 shares and shared dispositive power with respect to 748,827 shares.

(2)
Based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2025 by T. Rowe Price Associates, Inc. The Schedule 13G/A indicates that T. Rowe Price Associates, Inc. has sole voting power with respect to 15,744,979 shares and sole dispositive power with respect to 16,113,452 shares.

(3)
Based solely on information contained in a Schedule 13G/A filed with the SEC on February 5, 2025, by BlackRock, Inc. The Schedule 13G/A indicates that BlackRock, Inc. has sole voting power with respect to 13,718,537 shares and sole dispositive power with respect to 15,668,381 shares.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of January 20, 2026, the beneficial ownership of Keysight’s common stock by each director and each of the NEOs included in the “Summary Compensation Table” and the beneficial ownership of Keysight’s common stock by all directors and executive officers as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of March 21, 2026 (60 days after January 20, 2026) through the exercise of any vested stock options or the vesting of applicable stock unit awards. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. As of January 20, 2026, there were 171,517,760 shares of common stock outstanding.

2026 Proxy Statement 39

Name of Beneficial Owners	Number of Shares of Common Stock	Number of Shares Subject to Stock Awards(1)	Deferred Stock(2)	Total Shares Beneficially Owned	% of Class
James G. Cullen	10,902	—	10,522	21,424	*
Satish C. Dhanasekaran	28,229	—	17,863	46,092	*
Charles J. Dockendorff	9,128	—	45,215	54,343	*
Neil P. Dougherty	45,489	—	48,019	93,508	*
Ingrid A. Estrada	75,108	—	14,200	89,308
Soon Chai Gooi(3)	214,518		—	214,518
Richard P. Hamada	—	—	42,160	42,160	*
Michelle J. Holthaus	7,613	—	—	7,613
Keith F. Jensen	407	—	—	407	*
Paul A. Lacouture	12,810	—	—	12,810	*
Kailash Narayanan	21,544	—	373	21,917
Ronald S. Nersesian	105,651	—	86,119	191,770	*
Jean M. Nye	37,882	—	—	37,882	*
Joanne B. Olsen	1,589	—	10,633	12,222	*
John Page	12,418	—	—	12,418	*
Robert Rango(4)			23,319	23,319
Kevin A. Stephens	9,550	—	—	9,550
All directors and executive officers as a group (20 persons)	407,110	—	285,463	692,573	0.4%

*	Less than one percent.
(1)
Includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of March 21, 2026 (60 days after January 20, 2026) through the exercise of any vested stock options or the vesting of applicable stock unit awards.

(2)
Represents the number of deferred shares or share equivalents held by Fidelity Management Trust Company under the Keysight Technologies, Inc. 2014 Deferred Compensation Plan (the “Deferred Compensation Plan”) or similar arrangement to which voting or investment power exists.

(3)
Mr. Gooi stepped down from his position as Senior Vice President, Order Fulfillment and Digital Operations in May 2025 and retired from the Company on October 31, 2025. Beneficial ownership information for Mr. Gooi is based on information available to us as of October 31, 2025.

(4)	Mr. Rango retired from the Board on May 15, 2025.
DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires Keysight’s directors, executive officers and holders of more than 10% of Keysight common stock to file reports with the SEC regarding their ownership and changes in ownership of Keysight stock. Keysight believes that during the 2025 fiscal year, its executive officers, directors and holders of 10% or more of our common stock complied with all Section 16(a) filing requirements. In making these statements, Keysight has relied upon examination of copies of Forms 3, 4 and 5 provided to Keysight and the written representations of its directors and officers.

40 2026 Proxy Statement

DIRECTOR COMPENSATION HIGHLIGHTS
DIRECTOR COMPENSATION HIGHLIGHTS

•	Fees for committee service to differentiate individual pay based on workload.
•	Emphasis on equity in the overall compensation mix.
•	Full-value equity grants under a fixed-value annual grant policy with immediate vesting.
•	A robust stock ownership guideline set at five times the annual cash retainer to support stockholder alignment.
•	Deferral options to facilitate stock ownership.
•	An annual limit on total director compensation.
SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAM

Keysight’s director compensation program is designed to attract and retain highly qualified non-employee directors and to compensate for the time, effort, expertise, and accountability required of active board membership. Our Compensation and Human Capital Committee believes that annual compensation for non-employee directors should consist of both cash to compensate members for their services on the Board of Directors and its committees, and equity to align the interest of directors and stockholders. The non-employee director’s compensation plan year begins on March 1st and ends on the last day of February of the following calendar year (the “Plan Year”).
Decisions regarding our non-employee director compensation program are approved by the full Board based on recommendations by the Compensation and Human Capital Committee. In making such recommendations, the Compensation and Human Capital Committee takes into consideration the performance of the company, director compensation practices of peer companies and whether such recommendations align with the interests of our stockholders. The Compensation and Human Capital Committee reviews the total compensation and each element of our non-employee director compensation program annually. At the direction of the Compensation and Human Capital Committee, the Compensation and Human Capital Committee’s independent consultant annually analyzes the competitive position of Keysight’s non-employee director compensation program against the peer group used for executive compensation purposes (see “Keysight’s Peer Group” below for more information about the peer group).
In September 2025, Meridian reviewed the competitive position of the compensation for Keysight’s non-employee directors relative to its peers, company performance, and the program adjustments made in the prior year. Meridian found that the compensation of our non-employee directors was generally aligned to our peer group and the performance of the company and recommended no increase to non-employee director compensation for the Plan year beginning on March 1, 2026.

2026 Proxy Statement 41

The compensation to our non-employee directors for Fiscal Year 2025 is set forth below:

	Cash Retainer(1)	Committee Chair Retainer(1)	Equity Grant(2)	Lead Independent Director Premium(3)	Committee Chair Premium(4)	Audit and Finance Committee Member Premium(5)
Non-Employee Director	$100,000	$255,000	$250,000 in value	$50,000	$15,000 - $30,000	$15,000

(1)
Each non-employee director or Committee Chair may elect to defer all or part of their cash compensation to the Keysight Technologies, Inc. Deferred Compensation Plan for Non-Employee Directors (the “Deferred Compensation Plan for Non-Employee Directors”). Any deferred cash compensation is converted into shares of Keysight common stock. In the event that a director does not serve for the entire year, the cash retainer will be pro-rated.

(2)
The stock will be granted on the later of (i) March 1 or (ii) the first trading day after each Annual Meeting. The number of shares underlying the stock grant is determined by dividing $250,000 by the average fair market value of Keysight’s common stock over 20 consecutive trading days up to and including the day prior to the grant date. The stock is fully vested upon grant. Each non-employee director may elect to defer all or part of the equity grant to the Deferred Compensation Plan for Non-Employee Directors.

(3)	The Lead Independent Director receives an additional $50,000 in cash, paid at the beginning of each Plan Year.
(4)
Non-employee directors (including the Lead Independent Director) who served as the Chair of a Board committee received a committee Chair premium in cash, paid at the beginning of each Plan Year. The Audit and Finance Committee Chair received $30,000, the Compensation and Human Capital Committee Chair received $20,000, and the Nominating Committee Chair received $15,000.

(5)	Non-employee directors who serve as members of the Audit and Finance Committee (including the Chair) receive an additional $15,000 in cash, paid at the beginning of each Plan Year.
NON-EMPLOYEE DIRECTOR COMPENSATION EARNED DURING FISCAL YEAR 2025
The table below sets forth information regarding the regular compensation earned by each of our non-employee directors during Fiscal Year 2025:

Name	Fees Paid or Earned in Cash ($)	Stock Awards(1) ($)	Total ($)
James G. Cullen	110,000	245,596	355,596
Charles J. Dockendorff	145,000	245,596	390,596
Richard P. Hamada	110,000	245,596	355,596
Michelle J. Holthaus	110,000	245,596	355,596
Keith F. Jensen(2)	—	—	—
Paul A. Lacouture	115,000	245,596	360,596
Ronald S. Nersesian	255,000	245,596	500,596
Jean M. Nye	175,000	245,596	420,596
Joanne B. Olsen(3)	130,000	245,596	375,596
Robert A. Rango(4)	52,500	245,596	298,096
Kevin A. Stephens	115,000	245,596	360,596

(1)
Reflects the grant date fair value for stock awards granted in the Fiscal Year 2025 calculated in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718. For information on the valuation assumptions used in our computations, see Note 4 to our consolidated financial statements in our Annual Report.

(2)	Keith F. Jensen was appointed to the Board after the completion of Fiscal Year 2025 and did not receive any compensation for Fiscal Year 2025.
(3)	Joanne B. Olsen deferred her FY25 stock award into the Deferred Compensation Plan for non-employee directors.
(4)	Robert A. Rango deferred his FY25 stock award into the Deferred Compensation Plan for non-employee directors. He retired from the Board on May 15, 2025.

42 2026 Proxy Statement

NON-EMPLOYEE DIRECTOR REIMBURSEMENT PRACTICE FOR FISCAL YEAR 2025
Non-employee directors are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board and committee meetings.
NON-EMPLOYEE DIRECTOR COMPENSATION LIMIT
Our stockholders previously approved a limit on the total value of cash and equity compensation that may be paid or granted to a non-employee director during each Fiscal Year. Currently, the maximum amount of total compensation payable to a non-employee director for services in a Fiscal Year may not exceed $750,000, calculated as the sum of (a) the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of all awards payable in shares and the maximum amount payable pursuant to cash-based awards that may be granted under the 2014 Equity Plan, plus (b) cash compensation in the form of Board and committee retainers and meeting or similar fees. Compensation counts towards this limit for the Fiscal Year in which it is granted or earned by a non-employee director, and not later when distributed, in the event it is deferred.
NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES
Keysight adopted guidelines to require each non-employee director to own Keysight shares having a value of at least five times the director’s annual board cash retainer (currently $100,000), based on the recommendation of the Compensation and Human Capital Committee’s independent compensation consultant. The shares counted toward the ownership guidelines include shares owned outright and shares of Keysight stock in the non-employee director’s deferred compensation account. These ownership levels must be attained within five years from the date of their initial election or appointment to the Board. As of October 31, 2025, each of our non-employee directors has achieved at least the recommended ownership level within the allotted five-year time frame.

2026 Proxy Statement 43

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, the stockholders of Keysight are entitled to cast an advisory vote at the 2026 Annual Meeting to approve the compensation of Keysight’s NEOs, as described in the Compensation Discussion and Analysis and the Summary Compensation Table and subsequent tables.
The stockholder vote is an annual advisory vote and is not binding on Keysight or its Board. Although the vote is non-binding, the Compensation and Human Capital Committee and the Board value our stockholders’ opinions and consider the outcome of the vote in establishing Keysight’s compensation philosophy and future compensation decisions. The next advisory vote will occur at the 2027 Annual Meeting of Stockholders.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF KEYSIGHT’S NAMED EXECUTIVE OFFICERS

44 2026 Proxy Statement

EXECUTIVE COMPENSATION
We continued to advance our software-centric solution strategy. As the rapid pace of technology accelerates, our customers across end markets are seeking deeper engagements earlier in the design cycle and are adopting our software solutions. Our ability to be resilient and nimble in this environment has been critical to long-term value creation for our stockholders, customers, and employees. Despite the challenges we faced, we maintained a sharp focus on our strategy, operational execution, and our operating model. Keysight’s deep customer engagements with industry leaders and high value, differentiated solutions continued to drive broad-based demand across key technology megatrends.
Our Fiscal Year 2025 accomplishments included:

GAAP and Non-GAAP Revenue	$5,375M	+8% YOY
GAAP Net Income	$850M	+38% YOY
Non-GAAP Net Income	$1,240M	+13% YOY
GAAP EPS	$4.91 per share	+40% YOY
Non-GAAP EPS	$7.16 per share	+14% YOY

(1)	Reconciliations to comparable GAAP metrics are available at investor.keysight.com under quarterly reports in financial information.
LONG-TERM TSR PERFORMANCE

(1)	Measured using the closing stock price on October 31, 2025, as compared to the closing stock price on October 31, 2020, and October 29, 2022, for the 5-year and 3-year TSR, respectively.

2026 Proxy Statement 45

THE FISCAL YEAR 2025 SAY-ON-PAY
The company’s most recent Say on Pay proposal received the support of 90% of votes cast by the company’s stockholders.

PAY-FOR-PERFORMANCE ALIGNMENT
Fiscal Year 2023 - Fiscal Year 2025 Long Term Performance Plan PSU Grants: TSR

TSR Relative to S&P 500 Total Return Index for FY23-FY25			Pay-for-Performance Results
Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)
40 percentage points below index	Equals Index	40 percentage points above index
	S&P 500 Total Return Index 76.0%	Keysight TSR 1.45%	74.55 ppts below Index
0.0% Payout

Fiscal Year 2023 - Fiscal Year 2025 Long Term Performance Plan PSU Grants: Non-GAAP OM

Non-GAAP OM Goals for FY23-FY25				Actual OM Achievement
Year	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
	5 points below annual Non-GAAP OM plan	Achievement of annual Non-GAAP OM plan	5 points above annual Non-GAAP OM plan
2023	24.8%	29.8%	34.8%	30.3%
2024	22.4%	27.4%	32.4%	26.3%
2025	20.9%	25.9%	30.9%	26.0%
				100.3% Payout

46 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

NAMED EXECUTIVE OFFICERS
In this Compensation Discussion and Analysis, we discuss our compensation philosophy and executive compensation program, as well as describe and analyze the compensation actions and decisions for our NEOs. As of the end of Fiscal Year 2025, our NEOs and their titles were as follows:

Name	Title
Satish C. Dhanasekaran	President and Chief Executive Officer
Neil P. Dougherty	Executive Vice President and Chief Financial Officer
Ingrid A. Estrada(1)	Senior Vice President, Chief Supply Chain and Operations
Soon Chai Gooi(2)	Former Senior Vice President, Order Fulfillment and Digital Operations
Kailash Narayanan	Senior Vice President, President Communications Solutions Group
John Page	Senior Vice President, President Global Services

(1)	On May 26, 2025, Ms. Estrada’s position changed from Chief People and Administrative Officer and Chief of Staff to Senior Vice President, Chief Supply Chain and Operations.
(2)	On May 26, 2025, Mr. Gooi stepped down from his position as Senior Vice President, Order Fulfillment and Digital Operations and retired from the Company on October 31, 2025.

2026 Proxy Statement 47

COMPENSATION POLICIES AND PRACTICES

Our executive compensation and corporate governance programs are designed to link pay with operational performance and long-term stockholder value while striking a responsible balance between risk and reward. To accomplish these objectives, we adhere to the following policies and practices.

What We Do	What We Don’t Do

•
Independent Compensation Committee. Compensation and Human Capital Committee of the Board of Directors (“Compensation and Human Capital Committee”) is comprised 100% of independent directors

•
Independent Compensation Consultant. The Compensation and Human Capital Committee retains an independent compensation consultant

•
Mix of Short- and Long-Term Incentives. Balance short- and long-term incentives, cash and equity, and fixed and variable pay elements to executive officers to discourage short-term risk taking at the expense of long-term results

•
Performance-Based Equity. Awards comprise approximately 60% of the overall equity allocation to executive officers

•
Pay for Performance. Approximately 87% of our NEOs’ pay is performance-based and at risk

•
Meaningful Performance Goals. Set meaningful goals for performance-based short and long-term compensation

•
Maximum Payout Limits. Annual cash incentives and performance-based restricted stock units (“PSUs”) each have a maximum payout limit

•
Robust Clawback Policies. Maintain multiple clawback policies that apply to cash incentives and equity awards

•
Annual Risk Assessments. Annually assess and mitigate compensation risk

•
Annual Advisory “Say-on-Pay” Vote. Solicit an annual advisory vote on executive compensation

•
Stock Ownership Guidelines. Maintain robust stock ownership guidelines

•
No Multi-Year Guarantees. No employment agreements providing for multi-year guarantees of salary increases, non- performance-based bonuses or equity compensation

•
No Dividends on Unvested Awards. No dividends or dividend equivalents on unearned awards

•
No Hedging or Pledging. No executive officers engaging in hedging transactions or pledging our securities as collateral for loans

•
No Excessive Change in Control Awards. No single trigger change of control acceleration of vesting for equity awards

•
No Excessive Perquisites

•
No Excessive Severance Benefits

•
No Golden Parachute Tax Gross Ups

•
No Discretionary Incentives

•
No Repricing or Repurchasing of Underwater Stock Options. No repricing or repurchasing of underwater stock options or stock appreciation rights without stockholder approval

48 2026 Proxy Statement

RESULTS OF 2025 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our executive compensation program is well aligned with the interests of our stockholders and is instrumental to achieving our business strategy. In November 2024, the Compensation and Human Capital Committee set the Company’s executive compensation for Fiscal Year 2025 after considering, among other factors, the strong stockholder support (91% approval of votes cast) that our say-on-pay proposal received at its 2024 Annual Meeting of Stockholders.
During the 2025 Annual Meeting of Stockholders, our say-on-pay proposal received 90% approval of the votes cast, which was taken into consideration by the Compensation and Human Capital Committee in determining our executive compensation for Fiscal Year 2026. The Compensation and Human Capital Committee believes that the results of the 2024 and 2025 votes confirm the philosophy of linking our executive compensation to our operating objectives and the enhancement of stockholder value. The Compensation and Human Capital Committee largely retained its approach to executive compensation for Fiscal Year 2025.
COMPENSATION PHILOSOPHY

The principal objectives of our executive compensation programs are as follows:

Attract and Retain	Pay-for-Performance

Offer a total compensation program that is flexible enough to adapt to changing economic, regulatory, and organizational conditions, while taking into consideration the compensation practices of peer companies based on an objective set of criteria
Provide a significant portion of compensation through variable, performance-based components that are at-risk and based on achievement of pre-defined objectives

Align Executive Interests with our Stockholders	Reward Actual Achievement

Align the interests of our executives with our stockholders by tying a significant portion of their total compensation to Keysight’s overall financial and operating performance and creation of long-term stockholder value
Compensate for achievement of short-term and long-term company financial and operating goals and refrain from providing special benefits except in limited circumstances

2026 Proxy Statement 49

ELEMENTS OF FISCAL YEAR 2025 COMPENSATION

This section describes the elements of Fiscal Year 2025 compensation for our executive officers, including NEOs. The key elements and how they relate to our compensation philosophy are summarized in the table below.

Element	Purpose		How this Relates to our Philosophy
Base Salary	•	Attract and Retain Executives	•	Provide fixed compensation to attract and retain key executives
STI	•	Pay-for-Performance	•	Establish appropriate short-term performance metrics to drive our future growth and profitability
	•	Reward Achievement	•	Reward achievement of short-term performance metrics
	•	Align Interests with Stockholders	•	Bonus payout tied to Company performance consistent with FY25 financial plan
	•	Attract and Retain Executives	•	Offer market competitive incentive opportunities
RSUs	•	Attract and Retain Executives	•	Promotes retention of our executives throughout long- term service vesting period
	•	Align Interests with Stockholders	•	Align the interests of executives with those of stockholders by issuing equity awards, the value of which is correlated to our stock price
PSUs	•	Pay-for-Performance	•	Establish appropriate performance metrics to drive our future growth and profitability
	•	Reward Achievement	•	Provide meaningful and appropriate incentives for achieving annual and performance period financial goals that are important to the company’s short- and long-term success
	•	Align Interests with Stockholders	•	Tie payout of awards to relative TSR performance and profitability
	•	Attract and Retain Executives	•	Service required through the applicable three-year performance period, unless retirement eligible, to encourage retention of our executives
Other Employee Benefits (Termination Agreements)	•	Attract and Retain Executives	•
Intended to ease an NEO’s transition due to an unexpected employment termination and to retain and encourage our NEOs to remain focused on our business and the interests of our stockholders if considering strategic alternatives

	•	Align Interests with Stockholders	•	Mitigate any potential employer liability and avoid future disputes or litigation
Retirement Benefits	•	Attract and Retain Executives	•	Retain and encourage our employees, including executives, to remain focused on our business for the long term

50 2026 Proxy Statement

FISCAL YEAR 2025 VALUE CREATION AWARDS
During Fiscal Year 2025, the Compensation and Human Capital Committee determined it was in the best interest of the Company to provide performance-based incentives (“Value Creation Awards”) to certain employees including Messrs. Dougherty and Narayanan. Value Creation Awards were provided to drive cost synergies and revenue growth following the Company’s acquisition of Spirent Communications, PLC (“Spirent”).
For the purposes of granting Value Creation Awards, the Compensation and Human Capital Committee determined that recipients would need to achieve two performance goals: targeted annualized cost savings realized following the Spirent acquisition (the “Realized Annualized Cost Synergies Goal”) and targeted revenue generated from the Spirent acquisition (the “Revenue Growth Goal”), both assessed over a two-year period beginning on November 1, 2025 and ending on October 31, 2027.
•
100% of the Value Creation Awards would be earned based upon the achievement of both hurdles during the defined performance period: the Realized Annualized Cost Synergies Goal in Year One and the Revenue Growth Goal in Year Two.

•	If the Year One Realized Annualized Cost Synergies Goal is not achieved, the maximum payout will be capped at 50% of target.
•	This 50% payout opportunity may only be earned if both the Realized Annualized Cost Synergies Goal and Revenue Growth Goal are achieved in Year Two.
The Compensation and Human Capital Committee intended both performance goals to be challenging to achieve, generally presenting a similar or higher degree of difficulty of achievement in comparison to the revenue goals used under the STI Plan in recent prior years and reflecting the Compensation and Human Capital Committee’s continued application of rigor in its goal setting.
The Realized Annualized Cost Synergies Goal and Revenue Growth Goal for the fiscal Value Creation Awards will not be disclosed until after the completion of the two-year performance period as they represent competitively sensitive information. At the end of the performance period and in connection with the settlement of the shares, the Compensation and Human Capital Committee will certify results, and the foregoing formula will be used to determine the shares awarded to each NEO, provided that each remains employed through the date on which the shares are distributed.
The following table shows the Value Creation Awards granted in Fiscal Year 2025 to the NEOs.

Name	PSU Value Creation Grant Awards (#)	Total Target Value of Value Creation Awards ($)
Neil P. Dougherty	5,965	$1,000,000
Kailash Narayanan	8,948	$1,500,000

2026 Proxy Statement 51

TOTAL TARGET COMPENSATION MIX
As with prior years, a significant majority of our NEOs’ total target direct compensation was delivered in the form of at-risk compensation. The graphics below show the Fiscal Year 2025 total target direct compensation for our CEO, and the other NEOs. In Fiscal Year 2025, approximately 94% of our CEO’s and approximately 87% of our average NEO’s total direct compensation was at-risk, with LTI comprising 84% of our CEO’s and 75% of our average NEO’s total target compensation and STI comprising 10% of our CEO’s and 12% for our average NEO’s total target compensation.

(1)	Short-Term Incentive Plan (“STI”).
(2)	Long-Term Incentive Plan (“LTI”).

Pay Element	Performance Metric	At Risk
Base Salary	—	—
STI 85%-150% of Base Salary	Non-GAAP EPS	Earned based on earnings compared to targets directly tied to the approved financial plan
	Keysight Non-GAAP Revenue Plan	Earned based on revenue achievement
	Keysight Non-GAAP CSG Revenue Plan(1)	Earned based on CSG Revenue achievement
	Non-GAAP ESI Revenue Plan(2)	Earned based on ESI business revenue achievement
	Non-GAAP KGSO Revenue Plan(3)	Earned based on KGSO business revenue achievement
	Non-GAAP KGSO Order Plan(3)	Earned based on reported KGSO orders achievement
	Keysight WWQ(1)	Earned based on global quota achievement
LTI: PSUs 60% of target LTI value	3-Year Relative TSR	Earned based on share price performance relative to the S&P 500 Index over a three-year period
	3-Year Average Non- GAAP OM	Earned based on annual profit generation over a three-year period
LTI: RSUs 40% of target LTI value	—	Value directly aligns with value delivered to stockholders

(1)	Non-GAAP CSG Revenue and WWQ are applicable to Mr. Narayanan only.
(2)	Non-GAAP ESI Revenue is applicable to Mr. Gooi only.
(3)	Non-GAAP KGSO Revenue and Orders are applicable to Mr. Page only.

52 2026 Proxy Statement

BASE SALARY
The Compensation and Human Capital Committee annually reviews base salaries for our executive officers to reflect changes in market conditions or other factors, including changing responsibilities as our executive officers’ positions evolve. Base salaries are set at levels intended to be competitive and commensurate with each executive officer’s position, performance, skills, and experience to attract and retain the best talent.
The base salaries of our NEOs are set annually by the Compensation and Human Capital Committee, with consideration given to the Compensation Factors (as defined in the section entitled “Factors for Determining Compensation” below) for each NEO and Keysight’s expected operating budget. Base salary is a fixed component of our NEOs’ compensation and does not vary with Company performance. The Compensation and Human Capital Committee reviews market trends, Company performance and individual performance of our NEOs in making decisions regarding adjustments to base salaries of our NEOs. After taking into account these and other factors, the Compensation Committee approved the following adjustments to base salaries, effective December 1, 2024:

NEO	Fiscal Year 2024 Base Salary	Fiscal Year 2025 Base Salary	Percentage (%) of Change
Satish C. Dhanasekaran	$900,000	$936,000	4.0%
Neil P. Dougherty	$650,000	$675,000	4.0%
Ingrid A. Estrada	$578,000	$600,000	4.0%
Soon Chai Gooi(1)(2)	$492,161	$512,122	0.0%
Kailash Narayanan(3)	$515,000	$600,000	17.0%
John Page	$490,000	$490,000	0.0%

(1)	Mr. Gooi is paid in Malaysian Ringgit, and his 2025 base salary was converted to U.S. dollars based on the currency exchange rate as of October 31, 2025 for reporting purposes.
(2)
Mr. Gooi’s Malaysian Ringgit base salary remained unchanged in Fiscal Year 2025. The U.S. dollar equivalent change in Mr. Gooi’s base salary reflects the variation in currency exchange rates between the reporting periods.

(3)
Mr. Narayanan’s base salary increase was approved as part of the annual review undertaken by the Compensation and Human Capital Committee, taking into account a competitive market review, the compensation provided to individuals in comparable positions in our compensation peer group, as well as his time-in-role and contributions to Keysight’s business.

SHORT-TERM INCENTIVES
The Company’s Performance-Based Compensation Plan for Covered Employees (the “STI Plan”) for our NEOs and others in executive and senior manager roles provides semi-annual cash awards contingent upon the achievement of semi-annual financial objectives established by the Compensation and Human Capital Committee shortly after the beginning of each performance period. The payout ranges from 0% to 200%.
Financial objectives are based on the financial plan approved by the Board for that period. Semi-annual financial objectives are chosen instead of annual objectives to account for the cyclical nature and volatility of our markets.
The Compensation and Human Capital Committee reviews and approves the short-term incentive plan threshold, target and maximum payouts tied to each objective, benchmarking our internal historical achievement against external market data to ensure alignment with market compensation practices. The short-term cash incentives are tied to financial objectives with each objective weighted depending on the executive’s role and responsibilities.
After each performance period, the Compensation and Human Capital Committee certifies our actual performance against the objectives and to the extent earned, the cash incentive awards are paid. Performance measures and target performance goals cannot be changed after they are established by the Compensation and Human Capital Committee, but the Compensation and Human Capital Committee may exercise negative discretion to determine the final award payout.

2026 Proxy Statement 53

Financial Objectives for Fiscal Year 2025
For Fiscal Year 2025, we retained non-GAAP EPS as one of the financial objectives for the short-term cash incentives for our NEOs in order to drive the following behaviors:
•	Strengthen line of sight with stockholders
•	Drive leadership to focus on the enterprise rather than at a segment level
•	Create value through growth and cost efficiency
The Compensation and Human Capital Committee believes that non-GAAP EPS is a transparent, operations-based measure, which is computed on the basis of Non-GAAP net income and weighted-average diluted shares. Non-GAAP net income excludes primarily the impacts of amortization of acquisition-related balances, share-based compensation, acquisition, and integration costs, restructuring and related costs, non-recurring items such as goodwill impairment, legal settlement, gain/loss on divestitures and others. Also excluded are tax benefits or expenses that are not directly related to ongoing operations, and which are either isolated or cannot be expected to occur again with any regularity or predictability.
Non-GAAP EPS targets are determined by our semi-annual financial planning process. Management prepares a financial plan, which is reviewed and approved by the Board. The Non-GAAP EPS targets are directly tied to the approved financial plan and do not change during the performance period. The threshold and maximum are designed to account for the cyclical nature and volatility of our markets. Weighted-average diluted shares represent the total number of shares that would be outstanding if all possible sources of conversion are exercised.
Keysight Non-GAAP Revenue Plan remained our second financial objective for the short-term cash incentives. Non-GAAP Revenue Plan is based on reported Non-GAAP Revenue but includes recognition of acquired deferred revenue that was written down to fair value in purchase accounting and excludes incremental revenue from acquisitions and divestitures completed within the applicable period.
To adjust for the impact of tariffs, Keysight modified the second-half Fiscal Year 2025 Non-GAAP EPS and Revenue to exclude tariff effects, while leaving the second half plan and its performance metrics unchanged.
Dedicated Non-GAAP Revenue plans have been established to measure revenue performance attributable to CSG, ESI, and KGSO.
The KGSO Order plan is applied as a financial metric for our Senior Vice President, President Global Services. KGSO Orders are recognized based on Company policy that defines how purchase commitments are to be accepted.
For our CSG organization, we believe the best indication of performance is the achievement of quota, therefore Keysight WWQ is applied as a financial metric for our Senior Vice President, President Communications Solutions Group.
In November of each year, the Board sets the financial plan for the Company for each half of the fiscal year, based on the then-expected orders, revenue, EPS and market conditions. In May of each year, the Board reviews the financial plan for the second half of the fiscal year and has the discretion to make adjustments if the circumstances warrant doing so.
Short-Term Cash Incentive Design and Measures
For Fiscal Year 2025, our STI Plan was designed with a core focus to drive optimal performance on key short-term objectives. The following STI Plan design applied for all NEOs.

54 2026 Proxy Statement

Fiscal Year 2025 STI Plan Objectives, Achievement and Payout
The following tables describe the threshold, target, and maximum financial measures for the financial objectives of Non-GAAP EPS, Non-GAAP Revenue, Non-GAAP CSG Revenue, Non-GAAP ESI Revenue, Non-GAAP KGSO Revenue, KGSO Orders, and WWQ as well as reporting the achievement percentages, actual results and payout percentage in Fiscal Year 2025. Payouts for each performance period in Fiscal Year 2025 could have ranged from 0% to 200%.

Non-GAAP EPS(1) (All NEOs)
H1 FY25						H2 FY25
Threshold	Target	Max	Results	Attainment	Payout	Threshold	Target	Max	Results	Attainment	Payout
$1.69	$3.39	$5.08	$3.52	104.0%	108.0%	$1.77	$3.55	$5.32	$3.82	107.9%	116.0%

Keysight Non-GAAP Revenue Plan (in millions)(2) (Messrs. Dhanasekaran, Dougherty, and Ms. Estrada)
H1 FY25						H2 FY25
Threshold	Target	Max	Results	Attainment	Payout	Threshold	Target	Max	Results	Attainment	Payout
$2,311	$2,568	$2,825	$2,604	101.4%	110.0%	$2,400	$2,667	$2,934	$2,742	102.8%	130.0%

Keysight CSG Revenue Plan (in millions) (Mr. Narayanan)
H1 FY25						H2 FY25
Threshold	Target	Max	Results	Attainment	Payout	Threshold	Target	Max	Results	Attainment	Payout
$1,575	$1,750	$1,925	$1,796	102.6%	130.0%	$1,650	$1,833	$2,017	$1,905	103.9%	140.0%

Keysight ESI Revenue Plan (in millions) (Mr. Gooi)
H1 FY25						H2 FY25
Threshold	Target	Max	Results	Attainment	Payout	Threshold	Target	Max	Results	Attainment	Payout
$89	$99	$109	$87	88.2%	0.0%	$51	$56	$62	$46	82.1%	0.0%

Keysight KGSO Revenue Plan (in millions) (Mr. Page)
H1 FY25						H2 FY25
Threshold	Target	Max	Results	Attainment	Payout	Threshold	Target	Max	Results	Attainment	Payout
$408	$453	$498	$458	101.2%	110.0%	$431	$479	$527	$498	103.9%	140.0%

Keysight KGSO Order Plan (in millions) (Mr. Page)
H1 FY25						H2 FY25
Threshold	Target	Max	Results	Attainment	Payout	Threshold	Target	Max	Results	Attainment	Payout
$407	$452	$497	$444	98.2%	98.0%	$440	$489	$537	$513	105.0%	150.0%

2026 Proxy Statement 55

Keysight WWQ (in millions) (Mr. Narayanan)
H1 FY25						H2 FY25
Threshold	Target	Max	Results	Attainment	Payout	Threshold	Target	Max	Results	Attainment	Payout
$2,349	$2,610	$2,871	$2,579	98.8%	99.0%	$2,497	$2,775	$3,052	$2,851	102.7%	130.0%

(1)
Half-yearly non-GAAP EPS is the sum of reported quarters. Reconciliations to comparable GAAP metrics are available at investor.keysight.com under quarterly reports in financial information. The impact of incremental EPS from acquisitions for the periods reported is not material.

(2)
Reconciliations to comparable GAAP metrics are available at investor.keysight.com under quarterly reports in financial information. The impact of incremental revenue from acquisitions for the periods reported is not material.

The following table sets forth the mix and weight of the financial objectives used to calculate the STI for our NEOs.

Weight Allocation of Performance Objectives
Name	Non-GAAP EPS	Non-GAAP Revenue Plan	Non-GAAP CSG Revenue Plan	Non-GAAP ESI Revenue Plan	Non-GAAP KGSO Revenue Plan	KGSO Order	WWQ
Satish C. Dhanasekaran	75.0%	25.0%	N/A	N/A	N/A	N/A	N/A
Neil P. Dougherty	75.0%	25.0%	N/A	N/A	N/A	N/A	N/A
Ingrid A. Estrada	75.0%	25.0%	N/A	N/A	N/A	N/A	N/A
Soon Chai Gooi	50.0%	N/A	N/A	50.0%	N/A	N/A	N/A
Kailash Narayanan	50.0%	N/A	25.0%	N/A	N/A	N/A	25.0%
John Page	50.0%	N/A	N/A	N/A	25.0%	25.0%	N/A

The Compensation and Human Capital Committee set the Fiscal Year 2025 target STI award opportunities as a percentage of base salary for each NEO. Each NEO’s target STI for Fiscal Year 2025 was set between 85% and 150% of base salary, as follows:

Fiscal Year 2025 Target STI Award Opportunities (Expressed as a Percentage of Base Salary)
Name	H1 Financial Target Award	H2 Financial Target Award	Total Target STI
Satish C. Dhanasekaran	75.00%	75.00%	150.00%
Neil P. Dougherty	50.00%	50.00%	100.00%
Ingrid A. Estrada	45.00%	45.00%	90.00%
Soon Chai Gooi	50.00%	50.00%	100.00%
Kailash Narayanan	42.50%	42.50%	85.00%
John Page	42.50%	42.50%	85.00%

56 2026 Proxy Statement

Fiscal Year 2025 STI Payout Table
The payouts under the STI Plan for Fiscal Year 2025 are provided in the table below and in the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table”.

	H1 Financial			H2 Financial			Total Actual FY25 STI Payouts
	Target Incentive(1)	Actual Payout	Actual Payout	Target Incentive	Actual Payout	Actual Payout
Name	($)	($)	(%)	($)	($)	(%)	($)	(%)
Satish C. Dhanasekaran	678,878	736,583	108.50	702,000	838,890	119.50	1,575,473	114.09
Neil P. Dougherty	335,428	363,940	108.50	337,500	403,313	119.50	767,253	114.02
Ingrid A. Estrada	268,359	291,170	108.50	270,000	322,650	119.50	613,820	114.02
Soon Chai Gooi(2)	245,186	132,400	54.00	257,080	149,107	58.00	281,507	56.05
Kailash Narayanan	244,744	272,278	111.25	255,000	320,025	125.50	592,303	118.52
John Page	206,220	218,593	106.00	208,250	271,766	130.50	490,359	118.31

(1)	Target incentives were pro-rated for the period taking into consideration salary changes. In Fiscal Year 2025, target incentives were pro-rated as NEOs did receive a base salary increase.
(2)
Mr. Gooi is paid in Malaysian Ringgit. His target incentive and payout for the first half of Fiscal Year 2025 was converted from U.S. dollars based on the currency exchange rate as of April 30, 2025. His target incentive and payout for the second half of Fiscal Year 2025 was converted from U.S. dollars based on the currency exchange rate as of October 31, 2025.

LONG-TERM INCENTIVES
LTI Award Mix for Fiscal Year 2025
We use the following vehicles to maintain an LTI Program that is balanced, performance-focused, and supportive of program objectives:
•
PSUs granted under our LTI Program support the objectives of linking realized value to the achievement of critical performance objectives and stockholder alignment. Earning PSUs under our LTI Program is based on achievement over a three-year period of returns to stockholders as measured by Keysight’s TSR relative to our peers and Non-GAAP OM as measured against our annual plan target.

•
RSUs are used to keep our executive officers focused on the absolute performance of Keysight’s stock price over time. We believe RSUs encourage behavior and initiatives that support sustained long-term stock price growth and have retentive value.

The mix of LTI awards for our NEOs by value, 60% of which is delivered in performance-based equity and 40% delivered in time-vested shares, places a greater emphasis on at-risk compensation and therefore aligns compensation with long-term stockholder value.

2026 Proxy Statement 57

PSU Performance Measures for Grants Made in Fiscal Year 2025
The Compensation and Human Capital Committee has established rolling three-year performance periods for LTP Plan PSU awards under our LTI Program. For grants made in Fiscal Year 2025, for the performance period beginning November 1, 2024 and ending October 31, 2027, the Compensation and Human Capital Committee selected relative TSR and Non-GAAP OM as the performance measures. Keysight considers relative TSR and Non-GAAP OM to be equally important for long-term performance, balancing internal operational goals with market performance. The target grant of PSUs subject to each performance measure was equal to approximately 50% of the grant date fair value of each NEO’s total PSU grant.
•
TSR. TSR reflects the aggregate change in the 90-day average closing price of our stock relative to each of the companies in our S&P 500 peer group. The beginning average is the 90-day period prior to the performance period and the ending average will be the final 90-day period of the performance period. The peer group was selected at the beginning of the performance period to be the S&P 500 Index component companies. Each company in this index must have three full years of stock price data to be used in the final relative TSR calculation. The Compensation and Human Capital Committee did not establish an absolute TSR target as it believed that performance would be best measured against our selected peer group.

•
Non-GAAP OM. Non-GAAP OM is an internal financial metric that complements the external market-conditioned metric, TSR. Having an internal financial objective linked directly to our LTI program creates more accountability and line of sight to our financial plan, which focuses on our internal growth and profitability metrics. The performance measure for OM is set at the beginning of each Fiscal Year and achievement is calculated following the completion of the applicable Fiscal Year. Following completion of the three-year performance period, the OM achievement percentage for each Fiscal Year is averaged and used to determine the total number of PSUs that are earned, if any.

Non-GAAP OM excludes, primarily the impacts of amortization of acquisition-related balances, share-based compensation, acquisition and integration costs, restructuring and related costs, non-recurring items such as goodwill impairment, legal settlement, gain/loss on divestitures and others. Because the OM target is set at the beginning of each Fiscal Year, income and expenses related to an acquisition are excluded for the Fiscal Year in which the acquisition occurs but are included in both target and actual results in subsequent years.

PSUs Granted in Fiscal Year 2025
The PSUs are wholly “at risk” compensation as our performance must be at or above the threshold of the TSR and OM targets, as applicable, for the award recipients to earn any shares of our common stock subject to performance metrics.
•
PSUs Based on TSR. For Fiscal Year 2025, the Compensation and Human Capital Committee changed the methodology for measuring TSR from the S&P 500 Total Return Index Outperformance metric used in prior fiscal years to a new methodology: Total Shareholder Return Percentile Ranking method. We believe that using a percentile ranking methodology for TSR further enhances the TSR component of the PSUs by providing greater clarity and objectivity in the assessment of performance relative to S&P 500 component companies, ensuring greater alignment with shareholder interests and reinforcing accountability in value creation. The TSR PSUs granted in Fiscal Year 2025 will be measured and paid out based on TSR for the Fiscal Year 2025 through Fiscal Year 2027 performance period. The payout matrix determined by the Compensation and Human Capital Committee for TSR was:

		Payout as a % of Target
Threshold:	25th Percentile Rank	25%
Target:	50th Percentile Rank	100%
Maximum:	75th Percentile Rank	200%

58 2026 Proxy Statement

The PSUs will be settled linearly for each level of performance as illustrated below.
Potential Payout Leverage (TSR)

Maximum:
>=75th Percentile = 200% Payout
Target:
50th Percentile = 100% Payout
Threshold:
25th Percentile = 25% Payout
Below Threshold = No Payout
LTPP Payout
(as % of Target Shares)
250%
225%
200%
175%
150%
125%
100%
75%
50%
25%
0%
0%
25%
50%
75%
100%
Percentile Performance Relative to Performance Peer Group
Keysight 3-year Relative Total Shareholder Return

•
PSUs Based on OM. The OM PSUs will be measured and paid out based on OM as compared to plan for the Fiscal Years 2025, 2026, and 2027. The payout matrix determined by the Compensation and Human Capital Committee for OM is below. The Compensation and Human Capital Committee intended the goal for the OM PRSUs for Fisal Year 2025 to be challenging to achieve, generally presenting a similar or higher degree of difficulty of achievement in comparison to the revenue goals used under the STI Plan in recent prior years and reflecting the Compensation and Human Capital Committee’s continued application of rigor in its goal setting. The goals for the OM PRSUs for Fiscal Year 2025 will not be disclosed until after the completion of the three-year performance period as they represent competitively sensitive information. At the end of the performance period and in connection with the settlement of the shares, the Compensation and Human Capital Committee will certify results and the following formula will be used to determine the shares awarded to each NEO.

		Payout as a % of Target
Threshold:	5 points below annual Non-GAAP OM plan	50%
Target:	Achievement of annual Non-GAAP OM plan	100%
Maximum:	5 points above annual Non-GAAP OM plan	200%

2026 Proxy Statement 59

The table below sets forth the threshold, target and maximum Non-GAAP OM goals for Fiscal Year 2025 and the actual results for Fiscal Year 2025.

Fiscal Year 2025 Non-GAAP OM Goals
Fiscal Year	Threshold	Target	Max	Payout
2025	20.9%	25.9%	30.9%	102.0%

The OM PSUs will be settled linearly for each level of performance as illustrated below:
PSU Payout Schedule (OM)

Maximum:
30.9% Operating Margin
=/>30.9% = 200% Payout
Target:
25.9% Operating Margin
25.9% = 100% Payout
20%
upside
slope
Threshold:
20.9% Operating Margin
<20.9% = No Payout
LTPP Payout
(as % of Target Shares)
250%
200%
150%
100%
50%
0%
20.9%
21.9%
22.9%
23.9%
24.9%
25.9%
26.9%
27.9%
28.9%
29.9%
30.9%
Average Operating Margin %
(3 annual OM achievements averaged at the end of the third year)

Restricted Stock Units Granted in Fiscal Year 2025
The Compensation & Human Capital Committee grants RSU awards for retention purposes as they provide payout opportunity to the NEOs only if they remain employed through the applicable vesting dates or are retirement eligible. The payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame. Subject to continued service to the Company through the applicable vesting date or retirement eligibility, RSUs vest in four equal installments beginning on the first anniversary of the grant date.
LTI Granted in Fiscal Year 2025
The target value of the LTI awards granted in Fiscal Year 2025 to each of our NEOs was determined by the Compensation and Human Capital Committee after considering Factors for Determining Compensation. Fiscal Year 2025 Grant values were calculated as follows:
•
For FY 2025, the Compensation and Human Capital Committee changed the methodology for award value determination for PSUs based on TSR. In prior years, we divided 30% of the total target LTI dollar award amount by the product of the 90-day trailing average closing price of our common stock prior to the date of grant and multiplied it by a Monte Carlo valuation (the “TSR PSUs”). Effective in Fiscal Year 2025, we eliminated the Monte Carlo multiplier.

60 2026 Proxy Statement

•
To determine the number of PSUs with an OM metric, we divided 30% of the total target LTI dollar award amount by the 90-day trailing average stock price of our common stock prior to the date of grant (the “OM PSUs”).

•	To determine the number of RSUs, we divided the remaining 40% of the total target LTI dollar award amount by the 90-day trailing average stock price of our common stock prior to the date of grant.
The following table shows the LTI awards granted to our NEOs in Fiscal Year 2025:

Name	Performance Stock Units (TSR) (#)	Performance Stock Units (OM) (#)	Restricted Stock Units (#)	Total Target Value of Long-Term Incentive Awards ($)
Satish C. Dhanasekaran	24,504	24,504	32,672	12,160,000
Neil P. Dougherty	10,075	10,075	13,434	5,000,000
Ingrid A. Estrada	6,236	6,236	8,315	3,095,000
Soon Chai Gooi	9,471	9,471	12,628	4,700,000
Kailash Narayanan	5,844	5,844	7,792	2,900,000
John Page	3,022	3,022	4,030	1,500,000

Fiscal Year 2023 − Fiscal Year 2025 LTP Program Payout
In November 2022, the Compensation and Human Capital Committee granted our NEOs LTP awards in the form of PSUs that would be earned, if at all, based on Keysight’s relative TSR and OM for the Fiscal Year 2023 – Fiscal Year 2025 performance period that began on November 1, 2022 and concluded on October 31, 2025.
•
PSUs Payout Based on TSR. Approximately 50% of the grant date value of the PSUs were based on Keysight’s TSR performance relative to companies in the S&P 500 Total Return Index. TSR relative performance is measured as the difference in percentage points between Keysight’s TSR and the S&P 500 Total Return Index. The payout matrix for TSR was:

		Payout as a % of Target
Threshold:	40 percentage points below S&P 500 Total Return Index	25%
Target:	Equals S&P 500 Total Return Index	100%
Maximum:	40 percentage points above S&P 500 Total Return Index	200%

On November 19, 2025, the Compensation and Human Capital Committee certified that Keysight’s TSR was 74.55 percentage points below the S&P 500 Total Return Index, which resulted in a 0.0% payout. The table below sets forth the actual TSR metric results for the Fiscal Year 2023 - Fiscal Year 2025 performance period as well as the calculated payout percentage:

Actual Results
Keysight TSR	1.45%
S&P 500 Total Return Index	76.0%
TSR Outperformance vs Total Return Index	-74.55 ppts
Calculated Payout	0.0% of Target Shares

2026 Proxy Statement 61

•
PSUs Payout Based on OM. Approximately 50% of the grant date value of the PSUs for the Fiscal Year 2023 - Fiscal Year 2025 performance period were earned based on OM. At the end of the performance period, Keysight’s OM payout achievement for each Fiscal Year during the three-year period was averaged with each Fiscal Year weighted equally. The payout matrix for OM was:

		Payout as a % of Target
Threshold:	5 points below annual Non-GAAP OM plan	50%
Target:	Achievement of annual Non-GAAP OM plan	100%
Maximum:	5 points above annual Non-GAAP OM plan	200%

On November 19, 2025, the Compensation and Human Capital Committee certified that Keysight’s OM achievement for the Fiscal Year 2023 – Fiscal Year 2025 performance period resulted in a 100.3% payout.
The table below sets forth the actual OM metric results for the Fiscal Year 2023 – Fiscal Year 2025 performance period, as well as the calculated average payout percentage:

	FY23 – FY25 Non-GAAP OM Metrics and Results(1)
Fiscal Year	Threshold %	Target %	Max %	Results %	Percentage Below/Above Target	Fiscal Year Payout %
2023	24.8	29.8	34.8	30.3	0.5%	110.0
2024	22.4	27.4	32.4	26.3	-1.1%	89.0
2025	20.9	25.9	30.9	26.0	0.1%	102.0
Calculated Payout						100.3

(1)
Non-GAAP OM excludes primarily the impacts of amortization of acquisition-related balances, share-based compensation, acquisition and integration costs, restructuring and related costs, non-recurring items such as goodwill impairment, legal settlement, gain/loss on divestitures and others. Because the OM target is set at the beginning of each Fiscal Year, income and expenses related to an acquisition are excluded for the Fiscal Year in which the acquisition occurs but are included in both target and actual results in subsequent years. Reconciliations to comparable GAAP metrics are available on investor.keysight.com under quarterly reports in financial information. The impact of acquisitions for the periods reported is not material.

The following table sets forth for the Fiscal Year 2023 - Fiscal Year 2025 performance period the targeted number of shares granted to our NEOs, the shares earned, and the cash value of the earned shares.

Name	TSR Target Award (in shares)	TSR Payout at 0.0% (in shares)	Non-GAAP OM Target Award (in shares)	Non-GAAP OM Payout at 100.3% (in shares)	Cash Value of Payout In $(1)
Satish C. Dhanasekaran	12,583	0	15,729	15,776	2,754,647
Neil P. Dougherty	6,422	0	8,027	8,051	1,405,785
Ingrid A. Estrada	3,435	0	4,293	4,305	751,696
Soon Chai Gooi	5,091	0	6,364	6,383	1,114,536
Kailash Narayanan	3,037	0	3,796	3,807	664,740
John Page	2,053	0	2,567	2,574	449,446

(1)	Reflects the fair market value of the shares based on the closing stock price of Keysight’s common stock on November 19, 2025.

62 2026 Proxy Statement

FISCAL YEAR 2022 STABILIZATION AWARDS
During Fiscal Year 2022, the Compensation and Human Capital Committee determined it was in the best interest of the Company to provide one-time performance-based retention awards (“Stabilization Awards”) in the form of PSUs to select members of our leadership team including Messrs. Dougherty, Gooi and Page and Ms. Estrada. Stabilization Awards were provided to encourage retention of key leaders to minimize disruption to the business and operations and to ensure continuity of the leadership team during the period of the CEO transition.
The performance metric used to determine the degree to which the Stabilization Awards would be earned, if at all, was based on the cumulative non-GAAP EPS that is equal to or greater than the Company’s cumulative non-GAAP EPS goal for the three-year period beginning on May 1, 2022, and ending on April 30, 2025. Awards paid out at 0% or 100% following the three-year performance period, depending on achievement of the performance metric, with no pro-rating for partial achievement or additional payout for performance above target.
The table below sets forth the actual cumulative non-GAAP EPS goal and metric results for the performance period between May 1, 2022, and ending on April 30, 2025:

Plan Period	Goal/Plan	Actual Achievement	Variance
Fiscal Year 2022 H2	$3.60	$4.15	0.55
Fiscal Year 2023 H1	$3.90	$4.14	0.24
Fiscal Year 2023 H2	$4.49	$4.19	-0.30
Fiscal Year 2024 H1	$3.20	$3.04	-0.16
Fiscal Year 2024 H2	$3.10	$3.23	0.13
Fiscal Year 2025 H1	$3.39	$3.52	0.13
3-Year Cumulative Achievement Against Goal/Plan			0.59
Payout Achievement			100%

The Stabilization Award payouts to the NEOs in Fiscal Year 2025 are provided in the table below:

Name	Stabilization Awards (#)	Stabilization Award Target Value ($)(1)	Stabilization Award Actual Value ($)(2)
Neil P. Dougherty	22,438	$3,500,000	$3,690,153
Ingrid A. Estrada	12,822	$2,000,000	$2,108,706
Soon Chai Gooi	12,822	$2,000,000	$2,108,706
John Page	12,822	$2,000,000	$2,108,706

(1)	Target award value of $155.98 was calculated using the 90-day average closing stock price leading up to April 30, 2022.
(2)	Actual award value based on Keysight’s closing stock price of $164.46 on May 14, 2025.

2026 Proxy Statement 63

OTHER BENEFITS

TERMINATION ARRANGEMENTS – SEVERANCE PLAN, CHANGE OF CONTROL SEVERANCE AGREEMENTS AND EQUITY AWARD ACCELERATION
Consistent with the practice of many of our peers, the Compensation and Human Capital Committee has adopted an Officer and Executive Severance Plan (the “Severance Plan”) for our U.S. based officers and executives, which provides for specified severance payments and benefits in cases where the officer is terminated other than for Cause, misconduct, death, or physical or mental incapacity or resigns for Good Reason (each, as defined in the Severance Plan). A more detailed description of the Severance Plan is provided in the “Officer and Executive Severance Plan” section below.
In addition, we have entered into Change of Control Agreements (each, a “Change of Control Agreement”) with our officers designed to provide protection to the officers, so they are not distracted by their personal, professional, and financial situations at a time when we need them to remain focused on their responsibilities, Keysight’s best interests and those of our stockholders. These agreements provide for double-trigger payments and benefits, which means that they are eligible to receive such payments and benefits only in the event of a change of control of Keysight and if the officer is terminated other than for Cause or resigns for Good Reason (each, as defined in the Change of Control Agreement) within a limited period after the change of control. Such benefits will not become payable unless both such events occur. A more detailed description of the Change of Control Agreements with the NEOs is provided in the “Change of Control Severance Agreements” section below.
Additionally, to encourage our employees to remain employed with Keysight through the date of the applicable vesting event, our stock award agreements, including those to our NEOs, provide for certain vesting benefits in the event of death, disability, or retirement or in certain circumstances involving a change in control. A more detailed description of the vesting benefits provided in our stock award agreements is provided in the “Acceleration and Continued Vesting of Equity Awards” section below.
The potential payments that would be received by our NEOs under the Severance Plan and the Change of Control Agreements are disclosed in the “Termination and Change of Control Table” below.
BENEFITS AND LIMITED PERQUISITES
Our global benefits philosophy is to provide our executive officers, including our NEOs, with protection and security through health and welfare, retirement, and life insurance programs.
In addition to these Company-wide benefits, our NEOs are offered Company-paid financial counseling through a third-party service to assist with their personal finances. Providing this service gives our NEOs a better understanding of their compensation and benefits, allowing them to concentrate on their responsibilities and our future success. Our executive officers, including our NEOs, are also offered physical examinations, for which we cover the costs that are not otherwise covered under each of our NEOs’ chosen health plan. We believe that the executive physical is a prudent measure to help maintain the health of our executive officers. During fiscal 2025 and until his retirement on October 31, 2025, Soon Chai Gooi received certain benefits in respect of his long-term assignment to Singapore, which are further described in the footnotes to the “All Other Compensation” table in this proxy statement.
Our executive officers also had access to Company drivers to transport them and their families to the airport for personal travel, as do other Company executives.
NON-QUALIFIED DEFERRED COMPENSATION
Our NEOs are eligible to voluntarily defer base salary, short-term cash incentives, and performance shares earned under the LTP Program. The deferrals are made through the Keysight Technologies Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan is a standard management benefit plan offered by many public companies.

64 2026 Proxy Statement

The specific benefits and an additional description of plan features are set forth in the section entitled “Non-Qualified Deferred Compensation” below.
PENSION PLANS
Our pension plans are designed to promote long-term employment retention, support employee career strategies, and provide employee retirement savings. Additional information on the plans for which certain of the NEOs are eligible is set forth below in “Pension Benefits”.
PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

ROLE OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
The Compensation and Human Capital Committee reviews and discusses the Board’s evaluation of the CEO and makes recommendations about base salary, annual short-term incentive, and long-term incentive compensation. The Compensation and Human Capital Committee then discusses the compensation recommendations with the independent directors, and the Compensation and Human Capital Committee approves final compensation decisions after this discussion.
ROLE OF THE CHIEF EXECUTIVE OFFICER
For other NEOs, the CEO and CPO consider the performance of each NEO and make recommendations to the Compensation and Human Capital Committee on base salary, annual short-term incentive, and long-term incentive compensation. The Compensation and Human Capital Committee reviews, discusses, modifies, and approves, as appropriate, these compensation recommendations. The CEO and CPO do not make recommendations regarding their own compensation.
COMPENSATION AND HUMAN CAPITAL COMMITTEE RESOURCES AND TOOLS
The Compensation and Human Capital Committee uses several resources and tools to determine compensation, including consultation with the independent compensation consultant, review of competitive market information and tally sheets, which quantify each of the compensation elements for each executive officer, and an evaluation of accumulated outstanding long-term equity awards and deferred compensation.
FACTORS FOR DETERMINING COMPENSATION (“COMPENSATION FACTORS”)
•	Responsibilities and capabilities of each executive officer
•	Competitive market data provided by the independent compensation consultant
•	Tally sheets describing the total compensation received by each executive officer
•	Each executive officer’s self-evaluation and evaluation by the CEO and the CPO
•	Qualitative evaluation of each executive officer’s overall performance by the Compensation and Human Capital Committee or the independent members of the Board
•	Objective assessment of each executive officer’s actual performance against pre-established goals and financial targets

2026 Proxy Statement 65

KEYSIGHT’S PEER GROUP
Compensation Benchmarking Peer Group
As part of its compensation deliberations, the Compensation and Human Capital Committee conducts an annual review of the compensation practices of the competitive market against a group of peer companies. The Compensation and Human Capital Committee annually reviews our peer group to ensure the companies are suitable peers for compensation comparison purposes. In September 2024, the Compensation and Human Capital Committee, with the assistance of the Committee’s independent compensation consultant, approved a compensation peer group for Fiscal Year 2025 compensation decisions. The selection of the peer group was based on the following criteria:

Criteria for Determining the Peer Group for Fiscal Year 2025
•	Revenue between approximately $2.5 billion and $12.3 billion, which were between approximately 0.5 times and 2.5 times our projected Fiscal Year 2025 revenue.
•	A market capitalization between approximately $9.1 billion and $81.9 billion, which were between approximately 0.33 times and 3 times our projected Fiscal Year 2025 market capitalization.

These criteria resulted in the selection of 27 companies, primarily from the Russell 3000 Information Technology Sector. The selected companies compete with us either in the same business and capital markets or in the executive talent arena or operate similarly complex business operations with significant global reach. The Compensation and Human Capital Committee used compensation data drawn from the compensation peer group as one of the Compensation Factors considered in setting the compensation of the executive officers.

Keysight’s Peer Group for Fiscal Year 2025
Agilent Technologies	F5 Networks	Juniper Networks	Roper Technologies	Trimble
AMETEK	Fortinet	KLA	Sensata Technologies	Workday
Arista Networks	Fortive	Motorola Solutions	SS&C Technologies	Zebra Technologies
Autodesk	Gen Digital	NetApp	Synopsys
Cadence Design Systems	Hubbell	Palo Alto Networks	Teledyne Technologies
Ciena Corporation	Intuit	Rockwell Automation	Teradyne

For Fiscal Year 2025, we were below or at the median of our compensation peer group based on revenue, market capitalization, and the number of employees.

	Revenue as of each company’s most recent four quarters ended on 10/31/2024 (in millions) ($)	Market Capitalization on 10/31/2024 (in millions) ($)	Employees as of 10/31/2024 (#)
25th Percentile	4,429	17,634	11,172
Median	5,862	30,263	15,115
75th Percentile	6,735	68,342	19,100
Keysight Technologies, Inc.(1)	4,979	25,860	15,400

(1)	Fiscal Year 2025 estimates were based on data available as of 10/31/2024.

66 2026 Proxy Statement

Peer Group for the Long-Term Incentive Program
The Compensation and Human Capital Committee believes that a larger peer group is more appropriate for evaluating TSR performance under Keysight’s LTP Program, as a larger peer group provides a broader index for comparison and better alignment with stockholder investment choices. For the Fiscal Year 2025 – Fiscal Year 2027 performance period, the Compensation and Human Capital Committee selected the S&P 500 Total Return Index for determining and evaluating our relative TSR performance. This index has a strong correlation with Keysight’s stock price, and the Compensation and Human Capital Committee views the S&P 500 as a possible investment alternative to Keysight. The S&P 500 constituent list is maintained by the S&P Index Committee, which is available at www.spglobal.com. Any change in the expanded peer group is solely due to Standard & Poor’s criteria for inclusion in the index.
POLICIES FOR COMPENSATION RISK MITIGATION

RECOUPMENT POLICY
Our Executive Compensation Recoupment Policy (the “Recoupment Policy”) and our Compensation Recovery Policy (the “Recovery Policy”, together the “Clawback Policies”) apply to all executive officers who are subject to Section 16 of the Exchange Act.
The Recoupment Policy applies to grants which were made and vested between October 31, 2014 and October 1, 2023. Under the Recoupment Policy, in the event of (A) a material restatement of financial results (wherein results were incorrect at the time published due to mistake, fraud or other misconduct), or (B) fraud or misconduct by an executive officer, the Compensation and Human Capital Committee will, in the case of a restatement, review all short-term and long-term incentive compensation awards that were paid or awarded to the executive officer, in whole or in part, during the restatement period. In the case of fraud or misconduct, the Compensation and Human Capital Committee will consider actions to remedy the fraud or misconduct, prevent its recurrence, and impose discipline on the wrongdoers, in each case, as it deems appropriate. These actions may include, without limitation and to the extent permitted by governing law, requiring reimbursement of compensation, causing the cancellation of outstanding PSUs, RSUs, stock options, and other equity incentive awards, limiting future awards or compensation, and requiring the disgorgement of profits realized from the sale of shares of our common stock to the extent such profit was, in part or in whole, the result of the fraud or misconduct.
On November 15, 2023, in compliance with Rule 10D-1 of the Exchange Act, the Compensation and Human Capital Committee adopted the Recovery Policy, effective October 2, 2023. The Recovery Policy applies to performance-based incentive compensation received on or after October 2, 2023, and provides for the mandatory recovery from current and former executive officers of erroneously awarded incentive compensation in the event of an accounting restatement of the Company’s financial statements regardless of fault or misconduct. The Compensation and Human Capital Committee also has discretion, under the Recovery Policy, to seek recovery from current and former executive officers of erroneously awarded incentive compensation in the event of a financial misstatement that does not result in a restatement of financial results.
HEDGING AND INSIDER TRADING POLICY
Our Insider Trading Policy expressly bars hedging transactions such as purchasing or writing derivative securities, including puts and calls, and entering into short sales or short positions, with respect to Keysight securities by our executive officers, directors, and other employees. Under our Insider Trading Policy, we prohibit our general managers, executives, executive officers and the members of our Board from pledging our equity securities as collateral for loans, and we prohibit our executive officers, directors and all employees from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit and we maintain a quarterly black-out window where applicable individuals may not trade.
Our executive officers and members of our Board are permitted to enter into trading plans that are intended to comply with the requirements of Exchange Act Rule 10b5-1 so they may make predetermined trades of Keysight stock or exercise stock options.

2026 Proxy Statement 67

POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATION
Since 2014, the Compensation and Human Capital Committee has not granted stock options or similar awards as part of our equity compensation programs. We do not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, we do not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.
Our executive officers would not be permitted to choose the grant date for any stock option grants.
During Fiscal Year 2025, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During Fiscal Year 2025, none of our NEOs were awarded stock options.
INDEMNIFICATION AGREEMENTS
These agreements indemnify our executive officers and the members of our Board, as well as those who act as directors and officers of other entities at our request, against expenses, judgments, fines, settlements, and other amounts, actually and reasonably incurred in connection with any proceedings arising out of their services to us and our subsidiaries.
A CULTURE OF OWNERSHIP
Our stock ownership guidelines require our executive officers, including our NEOs, to achieve and maintain a significant equity stake in Keysight to closely align their interests with those of our stockholders. The guidelines provide that our CEO should accumulate and hold, within five years of his appointment to the position, an investment level in our common stock equal to six times his annual base salary. The guidelines further provide that our CFO, COO (if applicable), and other executive officers should accumulate and hold, within five years from appointment to their respective executive officer positions, an investment level in our common stock equal to the lesser of (1) three times their annual base salary or (2) direct ownership of a certain level of shares of our common stock (40,000 or 80,000 shares). The shares counted toward the ownership guidelines include shares owned outright and shares of Keysight stock in the deferred compensation account.
The investment levels as a multiple of annual base salary or direct ownership guidelines are as follows:

Executive Officer	Multiple of Annual Base Salary	Direct Ownership of Common Stock (# of Shares)
CEO(1)	6X	N/A
CFO/COO(2)	3X	80,000
All Other Executive Officers	3X	40,000

(1)	As of October 31, 2025 (the last trading day of Keysight’s Fiscal Year 2025), Mr. Dhanasekaran held over 6 times base salary in Keysight stock.
(2)	As of the filing date of this proxy statement, Keysight does not have a COO.
The Compensation and Human Capital Committee conducts an annual review to assess compliance with the guidelines. As of the end of Fiscal Year 2025, each of our NEOs met his or her stock ownership guideline requirement.

68 2026 Proxy Statement

COMPENSATION RISK ASSESSMENT
Our independent compensation consultant conducts an annual review of our compensation-related risks. The risk assessment conducted during Fiscal Year 2025 by Meridian concluded that our executive compensation program is well designed to encourage behaviors aligned with the long-term interests of our stockholders and that our programs and policies are not reasonably likely to have a material adverse effect on the Company. Meridian also found our executive compensation programs are well articulated, containing an appropriate balance in fixed versus variable pay, cash, equity, and a mix of financial metrics. Finally, it was determined that there are appropriate policies and practices in place to mitigate compensation-related risk, including stock ownership guidelines, insider-trading prohibitions, Clawback Policies, and independent Compensation and Human Capital Committee oversight of our executive compensation programs.
ACCOUNTING CONSIDERATIONS
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards (awards to directors are fully vested upon grant). ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the stock award.

2026 Proxy Statement 69

COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Keysight specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
Our executive compensation program is administered by the Compensation and Human Capital Committee, which is composed entirely of independent, non-employee directors and is responsible for approving and reporting to our Board of Directors on all elements of compensation for our executive officers. In this regard, the Compensation and Human Capital Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on this review and discussion, the Compensation and Human Capital Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended October 31, 2025.
Submitted by:
Compensation and Human Capital Committee
Joanne B. Olsen, Chair
James G. Cullen
Richard P. Hamada
Michelle J. Holthaus
Jean M. Nye

70 2026 Proxy Statement

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)*	Option Awards(3) ($)	Non-Equity Incentive Plan Compen- sation(4) ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(5) ($)	All other Compen- sation(6) ($)	Total ($)
Satish C. Dhanasekaran President and Chief Executive Officer	2025	933,000	—	15,345,176	—	1,575,473	124,422	42,038	18,020,109
	2024	900,000	—	10,207,099	—	1,032,188	167,678	46,231	12,353,196
	2023	895,833	—	8,592,791	—	1,157,979	70,599	33,721	10,750,923
Neil P. Dougherty Executive Vice President and Chief Financial Officer	2025	672,917	—	7,276,856	—	767,253	135,712	34,055	8,886,793
	2024	650,000	—	4,326,344	—	596,375	210,199	33,701	5,816,619
	2023	650,000	—	4,385,324	—	672,425	58,295	32,335	5,798,379
Ingrid A. Estrada Senior Vice President, Chief Supply Chain and Operations	2025	598,167	—	3,905,235	—	613,820	103,369	12,000	5,232,591
	2024	578,000	—	2,689,239	—	477,284	168,728	11,560	3,924,811
	2023	575,667	—	2,345,572	—	535,795	46,524	11,560	3,515,118
Soon Chai Gooi(5) Former Senior Vice President, Order Fulfillment and Digital Operations	2025	514,122	—	5,931,038	—	281,507	—	4,932,327	11,658,994
	2024	492,161	—	3,917,068	—	349,171	—	360,959	5,119,359
	2023	452,344	—	3,476,590	—	434,107	—	547,697	4,910,738
Kailash Narayanan Senior Vice President, President, Communications Solutions Group	2025	592,917	—	5,110,973	—	592,303	82,588	35,175	6,413,956
John Page Senior Vice President, President, Global Services	2025	490,000	—	1,892,582	—	490,359	116,841	35,251	3,025,033

(1)
Reflects the aggregate grant date fair values of the stock awards, computed in accordance with ASC Topic 718. For information on the valuation assumptions used in our computations, see Note 4 to our consolidated financial statements in our Annual Report. See the “Long-Term Incentive Awards” table below for additional information regarding the grant date fair values of the stock awards.

(2)
At the November 2024 meeting of the Compensation and Human Capital Committee, long-term incentive awards were approved for the Company’s Named Executive Officers in amounts that represented an increase in the annual target long-term incentive award values of 12% to 17% over Fiscal Year 2024. These values were translated into a number of shares using Keysight’s 90-day average stock price as of October 31, 2024. The amounts shown in the Summary Compensation Table are higher because they reflect (i) the grant-date closing stock price of Keysight’s common stock and (ii) the applicable accounting values for each award, including accounting values determined by using a Monte Carlo simulation for awards subject to TSR performance conditions

2026 Proxy Statement 71

The table below sets forth the grant date fair value for the PSUs awarded during the fiscal year ended October 31, 2025 based upon (i) the probable outcome of the performance conditions used for financial reporting purposes in accordance with ASC 718 as of the grant date, and (ii) the maximum outcome of performance conditions under the performance-related component at the level of 200% as of the grant date.

GRANT DATE FMV OF PSUs AWARDED AS OF OCTOBER 31, 2025
Name	Probable Outcome of Performance Conditions Grant Date ($)	Maximum Outcome of Performance Conditions Grant Date ($)
Satish C. Dhanasekaran	9,938,614	16,219,688
Neil P. Dougherty	5,053,798	7,636,307
Ingrid A. Estrada	2,529,268	4,127,733
Soon Chai Gooi	3,841,357	6,269,044
Kailash Narayanan	3,821,553	5,319,537
John Page	1,225,697	2,000,322

(3)	Amounts consist of STI awards earned by our NEOs during Fiscal Year 2025 under the STI Plan.
(4)
Amounts represent the change in pension value for the Retirement Plan, the Supplemental Benefit Retirement Plan, and the Excess Benefit Retirement Plan, as applicable. Please see the Section “Pension Benefits” below for greater detail regarding how such amounts were calculated.

(5)	Amounts for Fiscal Year 2025 reflected in the “All Other Compensation” table below.
(6)
Amounts included for Mr. Gooi, with the exception of stock awards, are shown in U.S. Dollars but were paid to him in Malaysian Ringgit. To convert the amounts paid in U.S. Dollars, we used the exchange rate as of the last business day of the applicable Fiscal Year (for Fiscal Year 2025 amounts, an exchange rate of 4.19182 Malaysian Ringgits per U.S. Dollar as of October 31, 2025).

ALL OTHER COMPENSATION

Name	Company Contributions to Defined Contribution Plan ($)	Financial Counseling ($)	Travel Expenses ($)	Long-Term Assignment Benefits(1) ($)	Tax Equalization Benefits(2) ($)	Club Membership Fees ($)	Employer Contributions to Health Savings Account ($)	Executive Physicals ($)	Other ($)	Total ($)
Satish C. Dhanasekaran	14,000	23,330	3,408	—	—	—	1,300	—	—	42,038
Neil P. Dougherty	14,000	19,155	—	—	—	—	900	—	—	34,055
Ingrid A. Estrada	12,000	—	—	—	—	—	—	—	—	12,000
Soon Chai Gooi	127,524	—	24,246	146,405	4,633,794	358	—	—	—	4,932,327
Kailash Narayanan	12,000	17,475	—	—	—	—	1,300	4,400	—	35,175
John Page	13,287	17,475	—	—	—	—	1,300	3,189	—	35,251

(1)
In 2015, we assigned Mr. Gooi to Singapore pursuant to Keysight’s International Long-Term Assignment (“ILTA”) policy. Pursuant to the ILTA policy, Mr. Gooi, whose home country is Malaysia, was provided with benefits for certain living, travel, cost-of-living adjustments, shipment and incidental expenses. Mr. Gooi retired as an executive of Keysight on October 31, 2025.

(2)
In order to minimize any financial detriment to Mr. Gooi from the international assignment, we provided Mr. Gooi with limited tax equalization arrangements relating to Singaporean, Malaysian and U.S. tax assessed on compensation and business travel expenses paid by Keysight during the period of his international assignment. Mr. Gooi’s tax equalization arrangement was approved by the Compensation and Human Capital Committee based on business necessity and was subject to ongoing review and cost monitoring to ensure that no discretionary or permanent tax-gross ups are included. The majority of the tax equalization payment in 2025 was due to one-time Singaporean exit taxes assessed on Mr. Gooi’s unvested stock holdings. This exit tax is expected to be offset by tax credits in Malaysia in subsequent years. As Mr. Gooi has now retired from Keysight, this arrangement will be phased out in line with stock vesting and reporting cycles in the relevant jurisdictions.

The following table itemizes the full grant date fair value of equity awards granted to our NEOs during Fiscal Year 2025 in accordance with ASC Topic 718 for the “Stock Awards” column of the “Summary Compensation Table”.

72 2026 Proxy Statement

GRANTS OF PLAN-BASED AWARDS

		Estimated Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)(5)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum
Satish C. Dhanasekaran	11/20/2024	339,439	678,878	1,357,756
	05/14/2025	351,000	702,000	1,404,000
	11/20/2024				12,252	24,504	49,008		4,054,922
	11/20/2024				6,126	24,504	49,008		5,883,692
	11/20/2024							32,672	5,406,563
Neil P. Dougherty	11/20/2024	167,714	335,428	670,856
	05/14/2025	168,750	337,500	675,000
	11/20/2024				5,038	10,075	20,150		1,667,211
	11/20/2024				2,519	10,075	20,150		2,419,123
	10/17/2025				—	5,965	5,965		967,463
	11/20/2024							13,434	2,223,058
Ingrid A. Estrada	11/20/2024	134,180	268,359	536,718
	05/14/2025	135,000	270,000	540,000
	11/20/2024				3,118	6,236	12,472		1,031,933
	11/20/2024				1,559	6,236	12,472		1,497,335
	11/20/2024							8,315	1,375,966
Soon Chai Gooi	11/20/2024	122,593	245,186	490,372
	05/14/2025	128,540	257,080	514,160
	11/20/2024				4,736	9,471	18,942		1,567,261
	11/20/2024				2,368	9,471	18,942		2,274,096
	11/20/2024							12,628	2,089,681
Kailash Narayanan	11/20/2024	122,372	244,744	489,488
	05/14/2025	127,500	255,000	510,000
	11/20/2024				2,922	5,844	11,688		967,065
	11/20/2024				1,461	5,844	11,688		1,403,211
	10/17/2025				—	8,948	8,948		1,451,276
	11/20/2024							7,792	1,289,420

2026 Proxy Statement 73

		Estimated Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)(5)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum
John Page	11/20/2024	103,110	206,220	412,440
	05/14/2025	104,125	208,250	416,500
	11/20/2024				1,511	3,022	6,044		500,081
	11/20/2024				756	3,022	6,044		725,617
	11/20/2024							4,030	666,884

(1)
Reflects the value of the threshold, target and maximum potential STI cash payout established for Fiscal Year 2025 pursuant to Keysight’s Performance-Based Compensation Plan for Covered Employees. The threshold payment is 50%, target is 100% and maximum is 200% of target. Actual payout amounts under this plan are disclosed in the “Summary Compensation Table.” Please see the section “Short-Term Incentives” for greater detail regarding the NEOs’ cash incentive award opportunities, including the applicable performance goals.

(2)
Reflects the value of awards at threshold, target and maximum number of shares that could be earned with respect to PSUs. Actual payout of these awards, if any, will be in the form of Keysight common stock as determined by the Compensation and Human Capital Committee after the end of the performance period, subject to the achievement of applicable performance metrics. On November 20, 2024, each NEO received a grant of TSR PSUs and OM PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2025 - Fiscal Year 2027 performance period, Each NEO’s TSR PSUs will be measured and paid out based on the percentile ranking of the performance of Keysight’s common stock as measured against the TSR of each of the constituents of the S&P 500. Each NEO’s OM PSUs will be measured and paid out based on annual Non-GAAP OM achievement as compared to annual OM goals. The annual achievement in comparison to target is averaged over the three-year performance period to determine the OM payout for that performance period. Please see the section “Long-Term Incentives” for greater detail regarding the TSR and OM PSU grants made to NEOs in Fiscal Year 2025. Each NEO’s TSR PSUs appear above their respective OM PSUs in this table. PSU awards granted on November 20, 2024, are subject to the applicable NEO being employed through the determination date or retirement eligible.

(3)
Reflects the number of shares subject to time-based RSUs, which vest annually over four years from the grant date, subject to the applicable NEO being employed through the applicable vesting date or being retirement eligible.

(4)	Reflects the aggregate grant date fair values of the RSUs and PSUs, computed in accordance with ASC Topic 718.
(5)
On October 17, 2025, certain employees including Messrs. Dougherty and Narayanan received a Value Creation Award in the form of PSUs, which will be paid out, if at all, based on achievement of Spirent annualized cost synergy and revenue growth targets for the two-year performance period beginning on November 1, 2025 and ending on October 31, 2027. The Value Creation Awards are subject to a zero, 50% and 100% payout. Each NEO must be employed through the end of the performance period to receive a payout if any is awarded. Value Creation Awards are not subject to retirement treatment.

74 2026 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the performance-based stock awards and restricted stock units held by our NEOs as of October 31, 2025. None of our NEOs have outstanding stock option awards.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(2)
Satish C. Dhanasekaran	11/17/2021(4)	3,214	588,033	—	—
	5/18/2022(4)	1,007	184,241	—	—
	11/16/2022(4)	10,486	1,918,519	—	—
	11/15/2023(4)	23,430	4,286,753	—	—
	11/20/2024(4)	32,672	5,977,669	—	—
	11/16/2022(5)	15,776	2,886,377	—	—
	11/16/2022(6)	0	0	—	—
	11/15/2023(7)	—	—	23,430	4,286,753
	11/15/2023(8)	—	—	19,525	3,572,294
	11/20/2024(9)	—	—	49,008	8,966,504
	11/20/2024(10)	—	—	49,008	8,966,504
Total		86,585	15,841,592	140,971	25,792,054
Neil P. Dougherty	11/17/2021(4)	2,100	384,216	—	—
	11/16/2022(4)	5,226	956,149	—	—
	11/15/2023(4)	9,697	1,774,163	—	—
	11/20/2024(4)	13,118	2,400,069	—	—
	11/16/2022(5)	8,051	1,473,011	—	—
	11/16/2022(6)	0	0	—	—
	11/15/2023(7)	—	—	9,931	1,816,976
	11/15/2023(8)	—	—	8,276	1,514,177
	11/20/2024(9)	—	—	20,150	3,686,644
	11/20/2024(10)	—	—	20,150	3,686,644
	10/17/2025(11)	—	—	5,965	1,091,356
Total		38,192	6,987,608	64,472	11,795,797

2026 Proxy Statement 75

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(2)
Ingrid A. Estrada	11/17/2021(4)	1,166	213,331	—	—
	11/16/2022(4)	2,796	511,556	—	—
	11/15/2023(4)	6,027	1,102,700	—	—
	11/20/2024(4)	8,119	1,485,452	—	—
	11/16/2022(5)	4,305	787,643	—	—
	11/16/2022(6)	0	0	—	—
	11/15/2023(7)	—	—	6,173	1,129,412
	11/15/2023(8)	—	—	5,144	941,146
	11/20/2024(9)	—	—	12,472	2,281,877
	11/20/2024(10)	—	—	12,472	2,281,877
Total		22,413	4,100,682	36,261	6,634,313
Soon Chai Gooi	11/17/2021(4)	1,607	294,017	—	—
	11/16/2022(4)	4,243	776,299	—	—
	11/15/2023(4)	8,992	1,645,176	—	—
	11/20/2024(4)	12,628	2,310,419	—	—
	11/16/2022(5)	6,383	1,167,834	—	—
	11/16/2022(6)	0	0	—	—
	11/15/2023(7)	—	—	8,991	1,644,993
	11/15/2023(8)	—	—	7,493	1,370,919
	11/20/2024(9)	—	—	18,942	3,465,628
	11/20/2024(10)	—	—	18,942	3,465,628
Total		33,853	6,193,745	54,368	9,947,169
Kailash Narayanan	11/17/2021(4)	581	106,300	—	—
	11/16/2022(4)	2,531	463,072	—	—
	11/15/2023(4)	5,227	956,332	—	—
	11/20/2024(4)	7,792	1,425,624	—	—
	11/16/2022(5)	3,807	696,529	—	—
	11/16/2022(6)	0	0	—	—
	11/15/2023(7)	—	—	5,227	956,332
	11/15/2023(8)	—	—	4,356	796,974
	11/20/2024(9)	—	—	11,688	2,138,436
	11/20/2024(10)	—	—	11,688	2,138,436
	10/17/2025(11)	—	—	8,948	1,637,126
Total		19,938	3,647,856	41,907	7,667,305

76 2026 Proxy Statement

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(2)
John Page	11/17/2021(4)	710	129,902	—	—
	11/16/2022(4)	1,672	305,909	—	—
	11/15/2023(4)	3,101	567,359	—	—
	11/20/2024(4)	3,935	719,948	—	—
	11/16/2022(5)	2,574	470,939	—	—
	11/16/2022(6)	0	0	—	—
	11/15/2023(7)	—	—	3,176	581,081
	11/15/2023(8)	—	—	2,646	484,112
	11/20/2024(9)	—	—	6,044	1,105,810
	11/20/2024(10)	—	—	6,044	1,105,810
Total		11,992	2,194,056	17,910	3,276,814

(1)
Amounts reflect unvested RSUs as of the end of Fiscal Year 2025 for each NEO under the LTI Program. Please see the section “Potential Payments Upon Termination or Change in Control” for additional information regarding the treatment of unvested RSUs in connection with certain terminations of service a change in control.

(2)
The market values of the unvested RSUs and PSUs (whether earned but unvested or unearned and unvested) are calculated by multiplying the number of units shown in the table by $182.96, the closing price of Keysight common stock as of October 31, 2025, which was the last business day of Fiscal Year 2025.

(3)
Amounts reflect multiple unearned and unvested PSU awards that are outstanding simultaneously as of the end of Fiscal Year 2025 for each NEO under the LTI Program. Please see the section “Potential Payments Upon Termination or Change in Control” for additional information regarding the treatment of unvested PSUs in connection with certain terminations of service a change in control.

(4)	The RSUs vest at the rate of 25% per year from the grant date, subject to the applicable NEO being employed through each vesting date or retirement eligible.
(5)	Represents PSUs granted in Fiscal Year 2023 that were earned based on Keysight’s Non-GAAP OM for the Fiscal Year 2023 through Fiscal Year 2025 performance period.
(6)	Represents PSUs granted in Fiscal Year 2023 that were earned based on Keysight’s relative TSR for the Fiscal Year 2023 through Fiscal Year 2025 performance period.
(7)
On November 15, 2023, each NEO received OM PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2024 through Fiscal Year 2026 performance period, subject to the applicable NEO being employed through the date that the Compensation and Human Capital Committee determined the payout. Each NEO’s OM PSUs will be measured and paid out based on profitability as measured by Non-GAAP OM. The OM PSUs are shown at the target amount due to the performance for the first two years of the three year performance period did not exceed target.

(8)
On November 15, 2023, each NEO received TSR PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2024 through Fiscal Year 2026 performance period, subject to the applicable NEO being employed through the date that the Compensation and Human Capital Committee determined the payout. Each NEO’s TSR PSUs will be measured and paid out based on the performance of Keysight’s common stock as measured against the TSR of the S&P 500 Total Return Index. The TSR PSUs are shown at the target amount due to the performance for the first two years of the three-year performance period did not exceed target.

(9)
On November 20, 2024, each NEO who was employed at the time of grant received OM PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2025 through Fiscal Year 2027 performance period, subject to the applicable NEO being employed through the date that the Compensation and Human Capital Committee determined the payout. Each NEO’s OM PSUs will be measured and paid out based on profitability as measured by Non-GAAP OM. The OM PSUs are shown at the maximum, as the performance for the first year of the three-year performance period exceeds target.

(10)
On November 20, 2024, each NEO who was employed at the time of grant received TSR PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2025 through Fiscal Year 2027 performance period. Each NEO’s TSR PSUs will be measured and paid out based on the performance of Keysight’s common stock as measured against the TSR of each of the constituents of the S&P 500. The TSR PSUs are shown at the maximum amount due to the performance for the first year of the three-year performance period exceeds target. Please see the section “Long-Term Incentives” for greater detail regarding the TSR and OM PSU grants made to NEOs in Fiscal Year 2025.

(11)
On October 17, 2025, certain employees including Messrs. Dougherty and Narayanan received a Value Creation Award in the form of PSUs, which will be paid out, if at all, based on achievement of Spirent annualized cost synergy and revenue growth targets for the two-year performance period beginning on November 1, 2025 and ending on October 31, 2027. The Value Creation PSUs are subject to a zero, 50% and 100% payout. Each NEO must be employed through the end of the performance period to receive a payout, if one is awarded. Value Creation Awards are not subject to retirement treatment.

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STOCK VESTED

The following table sets forth information on stock vesting in Fiscal Year 2025 and the value realized on the date of vesting by each of our NEOs. In the case of RSUs, the value is based on the closing share price of Keysight’s common stock on the NYSE on the vesting date and, in the case of PSUs based on the closing share price of Keysight’s common stock on the NYSE on the date that the payout is confirmed by the Compensation and Human Capital Committee.

	Stock Awards
Name	Number of Awards Acquired Upon Vesting(1)	Value Realized on Vesting ($)
Satish C. Dhanasekaran	36,691	5,902,313
Neil P. Dougherty	42,111	6,854,214
Ingrid A. Estrada	23,533	3,825,109
Soon Chai Gooi	28,325	4,590,406
Kailash Narayanan	7,995	1,291,530
John Page	19,141	3,121,915

(1)
Amounts reflect the shares issued pursuant to PSUs granted in Fiscal Year 2023 pursuant to the LTI Program for the Fiscal Year 2023 through Fiscal Year 2025 performance period that were paid out in Fiscal Year 2025 in addition to restricted stock units that vested during Fiscal Year 2025.

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PENSION BENEFITS

The following table shows the estimated present value of accumulated benefits payable, including benefits payable on retirement to our NEOs under the Keysight Technologies, Inc. Retirement Plan (the “Retirement Plan”), the Deferred Profit-Sharing Plan, the Supplemental Benefit Retirement Plan, and the Excess Benefit Retirement Plan. Years of service and years of credited service under the Retirement Plan include years of service and years of credited service under the Hewlett Packard Retirement Plan and the Agilent Technologies, Inc. Retirement Plan. The present value of accumulated benefit is calculated using the assumptions under Accounting Standards Codification Topic 715: Compensation— Retirement Benefits for the fiscal year end measurement (as of October 31, 2025). The lump sum present value is based on forward rates derived from a high-quality corporate bond yield curve which approximates IRS Section 417(e) lump sum interest rates based on October 31, 2025 market conditions. See also Note 12 to Keysight’s consolidated financial statements in its Annual Report on Form 10-K for the Fiscal Year 2025 as filed with the SEC on December 17, 2025.

Name	Plan Name(1)(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Satish C. Dhanasekaran	Retirement Plan	19.8	361,430	—
	Supplemental Benefit Retirement Plan	19.8	335,876	—
Neil P. Dougherty	Retirement Plan	29.3	686,498	—
	Supplemental Benefit Retirement Plan	29.3	399,449	—
Ingrid A. Estrada	Deferred Profit-Sharing Plan	30.0	61,702	—
	Retirement Plan	30.0	809,810	—
	Supplemental Benefit Retirement Plan	30.0	311,175	—
Soon Chai Gooi(3)	N/A	—	—	—
Kailash Narayanan	Retirement Plan	29.0	439,857	—
	Supplemental Benefit Retirement Plan	29.0	102,026	—
John Page	Deferred Profit-Sharing Plan	22.8	56,379	—
	Retirement Plan	22.8	543,042	—
	Supplemental Benefit Retirement Plan	22.8	243,713	—

(1)
Employees must be at least 65 years of age and older in order to receive the full benefit under the Retirement Plan. Benefit payments from the Retirement Plan received prior to age 65 are reduced for “early” distribution. None of the NEOs are eligible for full benefits under the Retirement Plan as of October 31, 2025.

(2)	To the extent applicable, a portion of each NEO’s Supplemental Benefit Retirement Plan benefits includes accrued benefits in the Excess Benefit Retirement Plan.
(3)
Mr. Gooi does not live in the United States and is not eligible to participate in the Retirement Plan or Supplemental Benefit Retirement Plan but is a participant in the Malaysian Defined Contribution Plan.

RETIREMENT PLAN
The Retirement Plan provides full retirement benefits payable at the later of age 65 or termination to employees who were hired before August 1, 2015. The benefits under the Retirement Plan are based on eligible compensation and years of credited service with Keysight, Agilent (as applicable) and Hewlett Packard (“HP”) (as applicable). No more than 30 years of credited service are used in determining the benefits under the Retirement Plan.

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For service beginning on or after November 1, 2009, benefits are determined using the 2009 Benefit Formula (as defined in the Retirement Plan). For service on or before October 31, 2009, Retirement Plan benefits are determined under the 1993 Benefit Formula (as defined in the Retirement Plan).
The total benefits under the Retirement Plan are equal to the sum of the 2009 Benefit Formula benefits (if any) plus the 1993 Benefit Formula benefits (if any).
2009 Benefit Formula
Benefits are accrued on a monthly basis as a lump sum payable at normal retirement age based on the participant’s pay rate and years of credited service up to a maximum of 30 years as follows:
For participants who have fewer than 15 years of service:

11% × pay rate at the end of the month	PLUS	5% × pay rate pay at the end of the month in excess of 50% of the Social Security Wage Base

For participants who have 15 or more years of service:

14% × pay rate at the end of the month	PLUS	5% × pay rate at the end of the month in excess of 50% of the Social Security Wage Base

If an employee has more than 30 years of credited service before they retire, the 2009 Benefit Formula benefits will be based on their highest consecutive annual 2009 Benefit Formula accruals during their career.
1993 Benefit Formula
Only employees who earned benefits under the Agilent Retirement Plan before November 1, 2009, have benefits under the 1993 Benefit Formula. Benefits under the 1993 Benefit Formula are calculated as of October 31, 2009 and are expressed as an annuity. The 1993 Benefit Formula was frozen, meaning that there were no additional accruals under the 1993 Benefit Formula after October 31, 2009.
The 1993 Benefit Formula provides retirement benefits in the form of lifetime monthly payments beginning at age 65. These benefits are calculated using a formula that is based on the participant’s highest average pay rate, their final average compensation, and their total years of credited service during their career at Agilent and HP (if applicable) through October 31, 2009. The total years of credited service (which includes years of credited service under the HP Retirement Plan as of May 1, 2000) cannot exceed 30 in the 1993 Benefit Formula. The monthly retirement benefits beginning at age 65 (or later if the participant retires after age 65 but before they reach age 70 ½), or for participants that reach age 65 in or after 2021, age 72) are determined as follows:

1.5%	X	Highest Average Pay Rate at October 31, 2009	X	Years of Credited Service at October 31, 2009 not to exceed 30

The Social Security reduction based on 0.6% of the final average compensation recognizes the Company’s contribution through payroll taxes towards Social Security benefits.

0.6%	X	Final Average Compensation at October 31, 2009	X	Years of Credited Service at October 31, 2009 not to exceed 30

Some participants will have Retirement Plan benefits that are comprised of both 2009 Benefit Formula benefits that are calculated as a lump sum payable at age 65 and 1993 Benefit Formula benefits that are calculated as monthly annuity payments beginning at age 65.

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In this case, the total Retirement Plan benefits payable at age 65 are equal to (a) the value of the accrued benefits under the 2009 Benefit formula plus, (b) the value of the accrued benefits under the 1993 Benefit Formula, both of which must be payable in the same form. By using actuarial conversion factors, both the 2009 Benefit Formula and the 1993 Benefit Formula benefits can be converted so that both are paid as either an annuity or a lump sum. The normal form of benefits under the Retirement Plan are either a single life annuity for single participants or a 50% joint and survivor annuity for married participants. Participants may elect to receive payments at any time following termination or retirement in the above forms or as an actuarially equivalent 75% or 100% joint and survivor annuity, or as a one-time lump sum. Payments made prior to normal retirement age will be reduced in accordance with the plan provisions.
Retirement Plan Benefit Reductions If Paid Prior to Age 65
The benefits paid under the 2009 Benefit Formula will be reduced by 5% of compound interest for each year that the benefits are paid before the participant reaches age 65.
The benefits paid under the 1993 Benefit Formula will be paid as set forth below:

Age of Retirement
65 yrs
64 yrs
63 yrs
62 yrs
61 yrs
60 yrs
59 yrs
58 yrs
57 yrs
56 yrs
55 yrs
50.00%
53.33%
56.67%
60.00%
63.33%
66.67%
73.33%
80.00%
86.67%
93.33%
100.00%
% Of Retirement Plan Benefit Payout

If the 1993 Benefit is paid before age 55, an additional reduction is applied. The benefit reduced to 50% at age 55 (as described above), is further reduced based on an actuarial equivalence factor. The actuarial equivalence factor is determined based on the number of months the payment begins before age 55, applicable interest rates and applicable mortality table, and the participant’s life expectancy.
A different calculation is used for Participants who have less than 15 years of service, which may result in a larger reduction to their benefit.
All regular full-time or regular part-time employees who were hired prior to August 1, 2015 automatically became participants in the Retirement Plan on the May 1 or November 1 following the completion of two years of service.
DEFERRED PROFIT-SHARING PLAN
The Deferred Profit-Sharing Plan is a frozen, tax-qualified defined contribution plan. HP created the Deferred Profit-Sharing Plan to provide its employees benefits with respect to their service with HP prior to November 1, 1993. Agilent and then Keysight replicated the frozen HP Deferred-Profit Sharing Plan to provide a retirement benefit to former HP employees for service with HP prior to November 1, 1993. The benefits under the Deferred Profit-Sharing Plan are used as a floor offset for the Retirement Plan for benefits accrued under the

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1993 Benefit Formula but only with respect to service prior to November 1, 1993. There have been no contributions into the plan since October 31, 1993. For the benefits attributable to service after October 31, 1993 under both the 1993 Benefit Formula and the 2009 Benefit Formula, there is no Deferred Profit- Sharing Plan offset.
For service prior to November 1, 1993 (if any), the benefit due is the greater of (i) the benefit defined by the Retirement Plan formula, or (ii) the annuity value of the Deferred Profit-Sharing Plan account balance. Therefore, for service prior to November 1, 1993, the Retirement Plan determines a minimum retirement benefit amount.
The normal form of benefits under the Deferred Profit-Sharing Plan are payable at normal retirement age as either a single life annuity for single participants, or a 50% joint and survivor annuity for married participants. Participants may elect to receive payments at any time following termination or retirement and in the above forms or as 75% or 100% joint and survivor annuity, or as a one-time lump sum.
SUPPLEMENTAL BENEFIT RETIREMENT PLAN AND THE EXCESS BENEFIT RETIREMENT PLAN
The Supplemental Benefit Retirement Plan and the Excess Benefit Retirement Plan (which was frozen December 31, 2004) are unfunded, non-qualified plans. Benefits payable under both plans are equal to the excess of the qualified Retirement Plan amount that would be payable in accordance with the terms of the Retirement Plan, disregarding the benefit and compensation limitations imposed pursuant to sections 415 and 401(a)(17) of the Code.
Participants in the Retirement Plan and/or Deferred Profit-Sharing Plan whose retirement benefits under those tax-qualified plans are limited by Sections 401(a)(17) or 415 of the Code automatically become a participant in the Supplemental Benefit Retirement Plan.
Benefits under the Supplemental Benefit Retirement Plan and the Excess Benefit Retirement Plan are payable upon termination or retirement as follows:
•
In general, accruals prior to January 1, 2005 are paid from the Excess Benefit Retirement Plan in a single lump sum in the January following the Fiscal Year in which the participant takes his qualified Retirement Plan benefit.

•
In general, subject to certain applicable exceptions, accruals after December 31, 2004 are paid from the Supplemental Benefit Retirement Plan based on the date participants retire or terminate. Benefits are paid in January immediately following retirement or termination if termination occurs during the first six months of the year; or in July if termination occurs during the second six months of the year. Participants will receive a benefit in the form of either five annual installments (if the lump sum value is greater than $150,000); or in a single lump sum (if the lump sum value is $150,000 or less).

MALAYSIAN DEFINED CONTRIBUTION PLAN
All employees in Malaysia participate in the government mandatory retirement plan, managed by the Employer Provident Fund (EPF), a government agency. This plan requires contribution from both the employee and the employer. Up to the date of his retirement from the Company on October 31, 2025, Mr. Gooi participated in this plan with an 11% contribution rate of his eligible compensation. Keysight contributed a fixed contribution rate of 12% of Mr. Gooi’s eligible compensation in Fiscal Year 2025. In addition, Mr. Gooi participated in a Company-wide EPF Top-up plan, for which contributions equal to 3% of monthly base earnings were made during Fiscal Year 2025. No employee contributions are accepted for this plan.

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NON-QUALIFIED DEFERRED COMPENSATION

The Deferred Compensation Plan is available to all active employees on our U.S. payroll with total target cash salary, including the STI Plan, greater than or equal to $350,000 for 2025.
There are four types of earnings that may be deferred under the Deferred Compensation Plan:
•	Up to 100% of annual base pay earnings in excess of the U.S. Internal Revenue Service qualified plan limit of $350,000 for 2025;
•	Up to 95% of cash compensation paid under the STI Plan;
•	Up to 95% of performance-based compensation paid out in accordance with the terms of Keysight’s LTP Program. Awards under this program are paid out in the form of shares of our common stock; and
•	Up to 95% of new executive stock awards.
Deferral elections must be made annually and can be part of overall tax planning for executives. There are several hypothetical investment options available under the Deferred Compensation Plan, which generally mirror the investment choices under the tax-qualified 401(k) Plan. All hypothetical investment choices are made by the participant. Based on market performance, dividends and interest are credited to participants’ hypothetical accounts from the investment funds that the participant has elected.
At the time participation is elected, employees must also elect payout in one of two forms that can commence upon termination or be delayed by an additional one, two-, or three-years following termination:
•	A single lump sum payment; or
•	Annual installments over a five-to-15-year period.
Unless a participant has elected to delay distribution of payments as described above, payouts are distributed to eligible participants in January of the year following termination, if termination occurs during the first six months of the calendar year, or in July of the year following termination where termination occurs during the second half of the calendar year. No early distributions or withdrawals are allowed, except in the event of an unforeseeable emergency, death, or where the participant elected to make an in-service distribution on a fixed date.
Although the Deferred Compensation Plan is unfunded, Keysight has established a rabbi trust as a source of funds to make payments under the Deferred Compensation Plan. The table below provides information on the non-qualified deferred compensation of our NEOs for Fiscal Year 2025 under the Deferred Compensation Plan (“DCP”) and certain fully vested restricted stock units (“‘DSUs”’) that were deferred outside of the DCP.

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Keysight also maintains a frozen Deferred Compensation Plan for deferrals made prior to January 1, 2005, pursuant to the Agilent Deferred Compensation Plan. The frozen Deferred Compensation Plan no longer accepts deferrals but allows the same investment choices and hypothetical investments as the Deferred Compensation Plan.

Name	Plan	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year-End(3) ($)
Satish C. Dhanasekaran	DCP	—	—	1,088,231	—	6,642,438
Neil P. Dougherty(4)	DCP	191,813	—	1,249,216	—	8,242,807
	DSUs	—	—	826,750	—	4,455,442
Ingrid A. Estrada(6)	DCP	—	—	275,402	—	1,484,172
	DSUs	—	—	206,688	—	1,113,860
Soon Chai Gooi(5)	DCP	—	—	—	—	—
John Page	DCP	164,036	—	131,003	—	1,028,783
Kailash Narayanan	DCP	49,010	—	49,725	—	306,866

(1)
The amounts include base pay deferrals, short-term cash incentive award deferrals paid under the Performance-Based Compensation Plan, as well as deferrals representing the value of the fully vested shares based on the closing share price of Keysight common stock on the vesting date paid out in accordance with the terms of Keysight’s LTP Program for Fiscal Year 2025. The base pay portion of the amounts reflected above is included in the amount reported as “Salary” in the Summary Compensation Table for Fiscal Year 2025 for Mr. Page, $115,000. The short-term cash incentive award portion of the amounts reflected above is included in the amount reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for Fiscal Year 2025 as follows: for Mr. Dougherty, $191,813, Mr. Narayanan, $49,010 and Mr. Page $49,036. The amounts reflected above do not include performance shares under the LTI Program based on grants that were made in Fiscal Year 2025 as no deferrals were elected.

(2)
The amounts reflected are not included in the Summary Compensation Table for Fiscal Year 2025. These amounts consist of dividends, interest, and change in market value (including with respect to shares) attributed to each executive officer’s entire account balance during Fiscal Year 2025, which balance may include deferred compensation from previous periods. The amounts do not include the deferred compensation itself. Such earnings were not preferential or above-market.

(3)
The following amounts included in this column for the DCP have also been reported in the Summary Compensation Table as compensation for a prior fiscal year: Mr. Dhanasekaran, $1,584,170 and Mr. Dougherty, $2,401,567. The aggregate grant date fair value of the fully vested deferred performance shares under the LTI Program included in this column for the DCP was reported in the Summary Compensation Table as compensation for a prior Fiscal Year for Mr. Dougherty, $806,066. The DSU amounts included in this column for Mr. Dougherty and Ms. Estrada represent the market value of the shares underlying their DSUs, which were originally granted on November 5, 2014. The aggregate grant date fair value of the DSUs included in this column for Mr. Dougherty was reported in the Summary Compensation Table as compensation for a prior Fiscal Year in the amount of $734,943.

(4)
On November 5, 2014, Mr. Dougherty was granted restricted stock units covering 48,701 shares of Keysight common stock, and he elected to defer the settlement of fifty percent (50%) of those shares until his separation from service pursuant to the terms of the Stock Plan (in which case settlement shall occur within 15 days after the 6-month anniversary of such separation (or, if earlier, within 15 days after his death)).

(5)	Mr. Gooi does not live in the United States and is not eligible to participate in the Deferred Compensation Plan.
(6)
On November 5, 2014, Ms. Estrada was granted restricted stock units covering 24,350 shares of Keysight common stock, and she elected to defer the settlement of twenty-five percent (25%) of those shares until her separation from service pursuant to the terms of the Stock Plan (in which case settlement shall occur within 15 days after the 6-month anniversary of such separation (or, if earlier, within 15 days after her death)).

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Set forth below is a description of the plans and agreements that could result in potential payments to our NEOs in the case of their termination of employment and/or a change of control of Keysight.
SEVERANCE PLAN
On March 18, 2015, the Compensation and Human Capital Committee adopted the Keysight Technologies Inc. Officer and Executive Severance Plan (the “Severance Plan”), which provides for severance payments and benefits (“Severance Benefits”) to our executive officers and vice presidents. The Severance Benefits do not apply in connection with a change of control of Keysight if an executive officer or vice president is covered under a Change of Control Severance Agreement or similar arrangement with Keysight. Accordingly, our NEOs who have each entered into a Change of Control Severance Agreement with us would only be entitled to the Severance Benefits in connection with a termination that occurs outside of the change of control context. The Severance Plan replaces any benefits provided by a workforce management program.
In general, in order to qualify for Severance Benefits, the executive officer’s or vice president’s employment must have been terminated either (i) by us other than for “cause”, misconduct, death, or physical or mental incapacity or (ii) by the executive officer or vice president for “good reason” (as these terms are defined in the Severance Plan). In addition to satisfying other conditions set forth in the Severance Plan, to qualify for Severance Benefits, the executive officer or vice president must execute a general release of claims in favor of Keysight and comply with certain post-termination restrictions, including, among other things, not soliciting our employees or the employees of our affiliates for a period of two years, continuing to comply with the terms his or her proprietary information and non-disclosure agreement, not making certain public statements concerning Keysight without first receiving Keysight’s written approval, and not taking actions that could cause Keysight or its employees or agents any embarrassment or humiliation or otherwise cause or contribute to Keysight or any such person being held in disrepute by the general public or Keysight’s employees, clients, or customers.
The Severance Plan provides for: (i) a lump sum cash severance payment, (ii) a pro-rated annual cash incentive award, if any, for the performance period in which the executive officer’s or vice president’s employment terminates, subject to the achievement of the performance goals and other terms and conditions that apply to him or her for that performance period, provided that any individual goals will be deemed to have been earned at target, (iii) 12 months of accelerated vesting of stock awards that are subject only to service-based vesting conditions and are held by executive officers and vice presidents that are not retirement eligible, (iv) waiver of the service-vesting condition for restricted stock unit and/or restricted stock awards that are subject to performance-based vesting conditions, which will remain outstanding subject to the applicable performance conditions, and (v) a lump sum cash payment of $20,000 ($40,000 in the case of our CEO) to pay for the cost of COBRA health benefit continuation coverage or to be used for any other purpose the executive officer or vice president chooses. The amount of the lump sum severance payment in the case of our executive officers, equals 100% (200% in the case of our CEO) of the sum of (i) his or her current annual base salary and (ii) his or her average actual annual cash incentive award percentage as compared to the target percentage paid for the three Fiscal Year prior to the Fiscal Year in which he or she terminates employment, applied to his or her current base salary. For our vice presidents, the amount of the lump sum severance payment equals 100% of his or her annual base salary only and does not take into account his or her cash incentive award.
Further, if the executive officer or vice president is retirement-eligible under the terms of the applicable stock award, the executive officer or vice president will not receive the benefits described above but will instead benefit from the retirement treatment set forth in such award in accordance with its terms and the requirements of Section 409A of the Code.
CHANGE OF CONTROL SEVERANCE AGREEMENTS
As noted above, each of our NEOs has entered into a Change of Control Severance Agreement with us. Under the Change of Control Severance Agreements, if a change of control of Keysight occurs and an NEO is involuntarily terminated without “cause” or voluntarily terminates within three months following the occurrence of an event constituting “good reason”, and such involuntary termination or “good reason” (as these terms are defined in the Change of Control Severance Agreements) event occurs (i) within three months prior to a change of control, (ii) at the time of or within 24 months following the occurrence of a change of control, or (iii) at any time prior to a change of control, if such termination is at the request of the acquirer, then the NEO will be entitled to: (i) two times, or with respect to our CEO three times, the sum of his base salary and target cash incentive award, (ii) payment of $80,000 for medical insurance premiums, (iii) full vesting of all outstanding stock options, if any, and stock awards not subject to performance-based vesting, and (iv) a pro-rated cash incentive award under any cash incentive award plan applicable to the NEO, for the performance period in which the NEO’s

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termination of employment occurs equal to the amount, if any, of the cash incentive award the NEO would have been paid based on the achievement of performance goals under the terms of such cash incentive award plan had the NEO continued employment with Keysight until the end of such performance period. In addition, if the NEO experiences a qualifying termination prior to a change of control and any of his unvested stock awards terminate prior to the change of control before such awards would have otherwise vested on account of the qualifying termination, the NEO will receive a cash payment equal to the value of the shares that would have vested on the date of the change of control less any exercise price. The NEO’s stock awards that are subject to performance-based vesting will be governed by the applicable award agreement. The Change of Control Severance Agreements replace any benefits provided by a workforce management program or the Severance Plan.
As a condition to receiving such severance benefits, an NEO must execute a release of all of his or her rights and claims relating to his or her employment and comply with certain post-termination restrictions, including, among other things, not soliciting our employees or the employees of our affiliates for a period of two years, continuing to comply with the terms his proprietary information and non- disclosure agreement, not making certain public statements concerning Keysight without first receiving the Keysight’s written approval, and not taking actions that could cause Keysight or its employees or agents any embarrassment or humiliation or otherwise cause or contribute to Keysight or any such person being held in disrepute by the general public or Keysight’s employees, clients, or customers.
The Change of Control Severance Agreements with our NEOs do not provide for tax gross-ups of payments subject to the golden parachute excise tax under Section 4999 of the Code. Each Change of Control Severance Agreement instead contains a “better after-tax” provision, which provides that if any of the payments to the NEO constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the NEO, whichever results in the NEO receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code.
ACCELERATION AND CONTINUED VESTING OF EQUITY AWARDS
Under each NEO’s stock award agreements, if an NEO dies or becomes fully disabled, his or her unvested stock options, if any, or stock awards that are subject only to service-based vesting conditions will fully vest and any performance awards will be earned, if at all, based on the satisfaction of the applicable performance measures and pro-rated if such death or disability occurs within the first 12 months of the vesting period. In addition, under each NEO’s stock award agreements when an NEO retires, his or her stock options, if any, and stock awards that are subject only to service-based vesting conditions continue to vest and any performance awards will be earned, if at all, based on the satisfaction of the applicable performance measures and pro-rated if such retirement occurs within the first 12 months of the vesting period. Currently, Messrs. Dougherty, Gooi and Page, and Ms. Estrada are entitled to retirement vesting based on Company-wide equity award agreement eligibility.
In addition, in the event there is a change of control, under the Stock Plan, options or stock awards will fully vest immediately prior to the closing of the transaction unless such awards are assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor. Stock options and stock awards that are subject only to service-based vesting conditions vest on a “double-trigger” basis in connection with a change of control of Keysight pursuant to the Severance Plan and each NEO’s Change of Control Severance Agreement as discussed above, while each NEO’s performance awards provide that in the event of a change of control, such awards will be paid out at the greater of the target award or the accrued amount of the payout but will be pro-rated if such change of control occurs within the first 12 months of the vesting period.
“CAUSE”, “GOOD REASON” AND “CHANGE OF CONTROL” DEFINITIONS
For purposes of the Severance Plan, “good reason” means a material diminution in an executive officer’s or vice president’s authority, duties or responsibilities resulting in a significant diminution of position without the executive officer’s or vice president’s consent that is not cured by Keysight within 30 days of written notice to Keysight by the executive officer or the vice president of such diminution. “Good reason” will only exist if the executive officer or the vice president notifies Keysight of the occurrence of the events giving rise to such “good reason” within 30 days of their initial occurrence. An executive officer’s or vice president’s authority, duties or responsibilities will not be considered to be significantly diminished so long as the executive officer or the vice president continues to perform substantially the same functional role for Keysight as he or she performed immediately prior to the occurrence the events alleged to constitute “good reason” whether in the same location or another location assigned to him or her by Keysight. In addition, an executive officer’s or vice president’s authority, duties or responsibilities will not be considered to be significantly diminished solely by reason of a change to his or her title or compensation or benefits.

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For purposes of the Change of Control Severance Agreements, “good reason” means (i) a more than $10,000 reduction of the NEO’s rate of compensation as in effect immediately prior to the effective date of the agreement or in effect immediately prior to the occurrence of a change of control, whichever is greater, other than reductions in base salary that apply broadly to employees of Keysight or reductions due to varying metrics and achievement of performance goals for different periods under variable pay programs; (ii) the failure to provide a package of benefits which, taken as a whole, provides substantially similar benefits to those in which the NEO is entitled to participate in the day prior to the occurrence of the change of control or any action by Keysight which would significantly and adversely affect the NEO’s participation or reduce the NEO’s benefits under any of such plans in existence the day prior to the Change of Control, other than changes that apply broadly to employees of Keysight; (iii) a change in the NEO’s duties, responsibilities, authority, job title, or reporting relationships resulting in a significant diminution of position, (excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by Keysight within 30 days after notice thereof is given by the NEO); (iv) the NEO relocates to a worksite that is more than 35 miles from the NEO’s prior worksite, unless the NEO consents to such relocation; (v) failure or refusal of a successor to Keysight to assume Keysight’s obligations under the Change of Control Service Agreement; or (vi) the material breach by Keysight or any successor to Keysight of any of the material provisions of the NEO’s Change of Control Severance Agreement. The NEO’s duties, responsibilities, authority, job title or reporting relationships will not be considered to be significantly diminished so long as the NEO continues to perform substantially the same functional role for Keysight as the NEO performed immediately prior to the occurrence of the change of control, even if Keysight becomes a subsidiary or division of another entity. In addition, to constitute “good reason”, the NEO must notify Keysight of any event purporting to constitute “good reason” within 60 days following the NEO’s knowledge of its existence, and Keysight will have 30 days in which to correct or remove such “good reason”, or such event will not constitute “good reason”.
For purposes of the Severance Plan and the Change of Control Severance Agreements, “cause” means misconduct, including: (i) conviction of any felony or any crime involving moral turpitude or dishonesty that has a material adverse effect on Keysight’s business or reputation; (ii) repeated unexplained or unjustified absences from Keysight; (iii) refusal or willful failure to act in accordance with any specific directions or orders of Keysight that has a material adverse effect on Keysight’s business or reputation; (iv) a material and willful violation of any state or federal law that would materially injure the business or reputation of Keysight as reasonably determined by the Board; (v) participation in a fraud or act of dishonesty against Keysight which has a material adverse effect on Keysight’s business or reputation; or (vi) intentional, material violation by the NEO of any contract between the NEO and Keysight or any statutory duty of the NEO to Keysight that is not corrected within 30 days after written notice to the officer; provided, however, that “cause” in the case of the Change of Control Severance Agreements also means conduct by the NEO that the Board determines demonstrates gross unfitness to serve, and the NEO’s refusal or willful failure to act in accordance with any written policies of Keysight that has a material adverse effect on Keysight’s business or reputation.
For purposes of the Change of Control Severance Agreements, a “Change of Control” means the occurrence of any of the following events: (i) the sale, exchange, lease or other disposition or transfer of all or substantially all of the consolidated assets of Keysight to a person or group which will continue the business of Keysight in the future; (ii) a merger or consolidation involving Keysight in which the stockholders of Keysight immediately prior to such merger or consolidation are not the beneficial owners of more than 75% of the total voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the total voting power of the outstanding voting securities of Keysight immediately prior to such merger or consolidation; (iii) the acquisition of beneficial ownership of at least 25% of the total voting power of the outstanding voting securities of Keysight by a person or group; or (iv) the incumbent members of the Board as of November 1, 2014 or their successors cease for any reason to constitute at least a majority of the Board.
TERMINATION AND CHANGE OF CONTROL TABLE
For each of our NEOs (other than Mr. Gooi, who retired from the Company at the end of Fiscal Year 2025), the table below estimates the amount of compensation that would be paid in the event of the following:
•	a change of control of Keysight occurs and the NEO experiences a qualifying termination under his Change of Control Severance Agreement;
•	a qualified termination under the Severance Plan;
•	a voluntary termination by the NEO or an involuntary termination of the NEO with cause by Keysight;
•	the termination of the NEO due to death or disability;
•	the retirement of the NEO;

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•	a change of control of Keysight in which stock awards are not assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor; or
•	a change of control of Keysight in which stock awards are assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor.
For Mr. Gooi, who retired from the Company on October 31, 2025, the table below reflects the amount of compensation that he would be entitled to receive in connection with his retirement.
The amounts shown assume that each of the applicable events was effective as of October 31, 2025.

		Involuntary Termination or Resignation for Good Cause in Connection with a Change of Control(1) ($)	Qualifying Termination under Severance Plan(2) ($)	Voluntary Termination or Involuntary Termination with Cause ($)	Death or Disability(3) ($)	Retirement(4) ($)	Change of Control with No Replacement Equity(5) ($)	Change of Control with Replacement Equity(6) ($)
Satish C. Dhanasekaran	Cash Severance	7,020,000	4,770,932	—	—	—	—	—
	Benefit Continuation(7)	80,000	40,000	—	—	—	—	—
	Stock Award Acceleration(8)	12,955,215	4,654,685	—	12,955,215	—	12,955,215	—
	Stock Award Cont’d Vesting(9)	—	—	—	—	—	—	—
	Performance Awards(10)	44,654,777	46,620,038	—	44,654,777	—	46,620,038	—
	Pension Benefits(11)	736,115	736,115	736,115	736,115	736,115	—	—
	Total Termination Benefits:	65,446,107	56,821,770	736,115	58,346,107	736,115	59,575,253	—
Neil P. Dougherty	Cash Severance	2,700,000	1,370,171	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	5,514,597	—	—	5,514,597	—	5,514,597	—
	Stock Award Cont’d Vesting(9)	—	—	—	—	5,514,597	—	—
	Performance Awards(10)	19,838,456	20,646,487	—	19,838,456	19,838,456	20,646,487	—
	Pension Benefits(11)	1,127,706	1,127,706	1,127,706	1,127,706	1,127,706	—	—
	Total Termination Benefits:	29,260,759	23,164,364	1,127,706	26,480,759	26,480,759	26,161,084	—
Ingrid A. Estrada	Cash Severance	2,280,000	1,156,110	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	3,313,040	—	—	3,313,040	—	3,313,040	—
	Stock Award Cont’d Vesting(9)	—	3,313,040	—	—	3,313,040	—	—
	Performance Awards(10)	11,487,768	11,987,905	—	11,487,768	11,487,768	11,987,905	—
	Pension Benefits(11)	1,194,183	1,194,183	1,194,183	1,194,183	1,194,183	—	—
	Total Termination Benefits:	18,354,991	17,671,238	1,194,183	15,994,991	15,994,991	15,300,945	—

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		Involuntary Termination or Resignation for Good Cause in Connection with a Change of Control(1) ($)	Qualifying Termination under Severance Plan(2) ($)	Voluntary Termination or Involuntary Termination with Cause ($)	Death or Disability(3) ($)	Retirement(4) ($)	Change of Control with No Replacement Equity(5) ($)	Change of Control with Replacement Equity(6) ($)
Soon Chai Gooi	Cash Severance(12)	—	—	—	—	—	—	—
	Benefit Continuation(7)	—	—	—	—	—	—	—
	Stock Award Acceleration(8)	—	—	—	—	—	—	—
	Stock Award Cont’d Vesting(9)	—	—	—	—	5,025,911	—	—
	Performance Awards(10)	—	—	—	—	17,290,146	—	—
	Pension Benefits(11)	—	—	—	—	—	—	—
	Total Termination Benefits:	—	—	—	—	23,316,057	—	—
Kailash Narayanan	Cash Severance	2,220,000	2,195,860	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	2,951,328	1,012,867	—	2,951,328	—	2,951,328	—
	Stock Award Cont’d Vesting(9)	—	—	—	—	—	—	—
	Performance Awards(10)	12,174,021	12,642,719	—	12,174,021	—	12,642,719	—
	Pension Benefits(11)	575,624	575,624	575,624	575,624	575,624	—	—
	Total Termination Benefits:	18,000,973	16,447,070	575,624	15,700,973	575,624	15,594,047	—
John Page	Cash Severance	1,813,000	939,036	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	1,723,117	—	—	1,723,117	—	1,723,117	—
	Stock Award Cont’d Vesting(9)	—	1,723,117	—	—	1,723,117	—	—
	Performance Awards(10)	5,718,284	5,960,654	—	5,718,284	5,718,284	5,960,654	—
	Pension Benefits(11)	866,417	866,417	866,417	866,417	866,417	—	—
	Total Termination Benefits:	10,200,818	9,509,224	866,417	8,307,818	8,307,818	7,683,771	—

(1)
Under the Change of Control Severance Agreements, if a change of control of Keysight occurs and an NEO is involuntarily terminated without cause or voluntarily terminates within three months following the occurrence of an event constituting “good reason”, and such involuntary termination or “good reason” (as defined in the Change of Control Severance Agreements) event occurs (i) within three months prior to a change of control, (ii) at the time of or within 24 months following the occurrence of a change of control, or (iii) at any time prior to a change of control, if such termination is at the request of the acquirer, his or her unvested stock options, if any, and stock awards that are subject only to service-based vesting conditions will fully vest. In addition, pursuant to the terms of each NEO’s performance award agreement, following the end of the performance period (or any earlier performance period termination date in connection with the change of control), performance awards will be paid out at the greater of the target award or the accrued amount of the payout; except that if such change of control occurs during the first 12 months of the NEO’s vesting period, the payout for such performance period shall equal an amount calculated by multiplying (a) the amount determined under the performance award agreement times (b) a fraction, the numerator of which is the number of days from the beginning of the NEO’s vesting period to the date of such change of control, and the denominator of which is the number of days in the 12-month period. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the following: (x) for PSUs granted in Fiscal Year 2023, the actual number of PSUs that were earned through Fiscal Year 2025; (y) for PSUs granted in Fiscal Year 2024, the target number of OM PSUs that may be earned and the target number of TSR PSUs that may be earned, in each case, based on Keysight’s performance through Fiscal Year 2025; and (z) for PSUs granted in Fiscal Year 2025, the maximum number of OM PSUs that may be earned and the maximum number of TSR PSUs that may be earned,

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in each case, based on Keysight’s performance through Fiscal Year 2025 (collectively, the “PSU Calculations”), subject to the pro-ration calculations for an assumed termination within the first 12 months of the NEO’s vesting period for the PSUs granted in Fiscal Year 2025. Because Fiscal Year 2025 cash incentive awards would have been earned, if at all, as of October 31, 2025, we have not included these amounts in this column.
(2)
Under the Severance Plan, the vesting of stock options, if any, and stock awards which would have occurred during the 12-month period following termination of employment will accelerate; provided, however, if the NEO is retirement-eligible under the terms of the applicable award, the NEO will instead benefit from the retirement treatment set forth in such award agreement. As of October 31, 2025, Messrs. Dougherty, Gooi, Page and Ms. Estrada were retirement-eligible under the terms of their award agreements. Any remaining unvested stock options and stock awards, if any, will be forfeited. Unvested performance stock awards will no longer be subject to any service-based vesting requirements but will only be paid out based on actual performance at the end of the performance period. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the PSU Calculations.

(3)
Each NEO’s stock awards that are subject only to service-based vesting conditions provide that if a NEO dies or becomes disabled, his or her unvested stock options, if any, and stock awards will fully vest. Each NEO’s performance stock awards provide that any unvested awards will no longer be subject to any service-based vesting requirements but will only be paid out based on actual performance at the end of the performance period; except that, if such death or disability occurs during the first 12 months of the vesting period, the payout for such performance period shall equal an amount calculated by multiplying (a) the award determined under the performance award agreement for the full performance period times (b) a fraction, the numerator of which is the number of days from the beginning of the vesting period to the date of such death or disability, and the denominator of which is the number of days in the 12-month period. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the PSU Calculations, subject to the pro-ration calculations for an assumed termination within the first 12 months of the NEO’s vesting period for the PSUs granted in Fiscal Year 2025.

(4)
Each NEO’s stock awards that are subject only to service-based vesting provide that if a NEO retires from Keysight, all unvested stock options, if any, and stock awards continue to vest per the original terms of the grant. Each NEO’s performance stock awards provide that any unvested awards will no longer be subject to any service-based vesting requirements but will only be paid out based on actual performance at the end of the performance period; except that, if such retirement occurs during the first 12 months of the vesting period, the payout for such performance period shall equal an amount calculated by multiplying (a) the amount determined under the performance award agreement for the full performance period times (b) a fraction, the numerator of which is the number of days from the beginning of the vesting period to the date of such retirement, and the denominator of which is the number of days in the 12-month period. As of October 31, 2025, Messrs. Dougherty, Gooi, and Page and Ms. Estrada were eligible for such continued vesting upon retirement. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the PSU Calculations, subject to the pro-ration calculations for an assumed termination within the first 12 months of the NEO’s vesting period for the PSUs granted in Fiscal Year 2025. For Mr. Gooi, the amounts in this column reflect the value of his time-based stock awards and performance-based stock awards, in connection with his retirement as an executive of Keysight on October 31, 2025.

(5)
Under the Stock Plan in the event of a change of control of Keysight, all stock awards granted under the Stock Plan will accelerate if they are not assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor. We have assumed that the NEOs have not been terminated for purposes of determining the amounts in this column. For purposes of determining the amounts paid out under each NEO’s performance awards, the calculated values are based on the PSU Calculations. For purposes of the Stock Plan, in summary, change of control means the occurrence of any of the following events: (i) the sale, exchange, lease or other disposition or transfer of all or substantially all of the consolidated assets of Keysight; (ii) a merger or consolidation in which the stockholders of Keysight immediately prior to such merger or consolidation are not the beneficial owners of a majority (75% prior the amendment of the Stock Plan effective March 21, 2024) of the total voting power of the resulting corporation in substantially the same proportion; or (iii) a merger or consolidation in which occurs the acquisition of beneficial ownership of at least a majority (25% prior to the amendment of the Stock Plan on March 21, 2024) of the total voting power of Keysight.

(6)
Under the Stock Plan in the event of a change of control of Keysight, all stock awards granted under the Stock Plan will not accelerate if they are assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor. We have assumed that the NEOs have not been terminated for purposes of determining the amounts in this column.

(7)
Flat lump sum benefit for healthcare expenses, including additional health plan premium payments that may result from termination in the event of change of control or a qualified termination under the Severance Plan.

(8)
Calculated the acceleration value of the time-based stock awards using $182.96, the closing price of Keysight common stock as of October 31, 2025, which was the last business day of Fiscal Year 2025 (the “Fiscal Year End Price”).

(9)	For purposes of determining the value of the time-based stock awards, we have assumed that the Fiscal Year End Price remains constant through each applicable vesting date.
(10)
To determine the value of performance-based stock awards in scenarios where such awards will continue to vest, we have assumed that the Fiscal Year End Price remains constant through each applicable vesting date. The value of performance-based stock awards that accelerate was calculated using the Fiscal Year End Price. Actual payments at vesting of the performance-based stock awards could be different based on final performance results. The performance period for the PSUs granted in Fiscal Year 2023 concluded on October 31, 2025, but the award remained unvested, subject to the applicable NEO being employed through the date that the Compensation and Human Capital Committee determined the payout.

(11)
For information regarding potential payments upon termination under the Deferred Compensation Plan or other similar arrangement and the Retirement Plan, and the Supplemental Benefit Retirement Plan, in which our NEOs participate, see “Non-Qualified Deferred Compensation” and “Pension Benefits” above.

90 2026 Proxy Statement

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, Keysight is providing the following information about the relationship of the annual total compensation of its employees to the annual total compensation of Mr. Dhanasekaran, our current President and CEO. To understand this disclosure, we believe that it is important to give context to Keysight’s operations. Keysight’s corporate headquarters is in Santa Rosa, California and has employees in over 30 countries. As a global organization, approximately 73% of Keysight’s employees were located outside of the U.S. as of October 31, 2025. The countries with the largest number of our employees are the United States, Malaysia, India, China, and Germany.
Keysight is engaged in a very competitive industry, and its success depends on its ability to attract, motivate, and retain highly qualified, talented, and creative employees. Consistent with our executive compensation program, Keysight’s global compensation programs take into account the position an employee holds and the geography in which the employee is located. Our programs are designed to be competitive on both of these measures. Accordingly, our pay structures vary among our employees based on position, geographic location, and consideration of local competitive market practices.
PAY RATIO

FY2025 CEO Pay Ratio
CEO Annual Total Compensation*	$18,020,109
Median Employee Annual Total Compensation	$85,838
CEO to Median Employee Pay Ratio	210:1

*	Total compensation as reported in the “Total” column of the Summary Compensation Table
IDENTIFICATION OF MEDIAN EMPLOYEE
We selected October 31, 2025, the last day of fiscal year 2025, as the date on which to determine our median employee. As of that date, Keysight had 15,223 employees. For purposes of identifying the median employee, we considered the aggregate of the following compensation elements for each of our employees, as compiled from Keysight’s internal records as of October 31, 2025:
•	Earned base salary or base wages for the period beginning on November 1, 2024 and ending on October 31, 2025.
•	Target bonuses for fiscal year 2025.
We selected the above compensation elements because they represent Keysight’s principal broad-based compensation elements. For purposes of identifying the median employee, any compensation paid in foreign currencies was converted to U.S. dollars based on the accounting rates as of October 31, 2025. These rates are set on the last workday of each month for the following month using current market rates. For example, the February accounting rate in 2025 is set using market rates on January 30th. In identifying the median employee, we have considered all employees who joined Keysight through acquisitions during the last fiscal year and we did not make any cost-of-living adjustments or exclude any foreign jurisdictions in accordance with Item 402(u) of Regulation S-K.
In determining the annual total compensation of the median employee, the employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the Summary Compensation Table with respect to each of Keysight’s NEOs.

2026 Proxy Statement 91

PAY VERSUS PERFORMANCE DISCLOSURE
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the executive compensation actually paid to our NEOs and certain aspects of our financial performance. For further information concerning our pay for performance philosophy and how we align executive compensation with our performance, please refer to “Executive Compensation – Compensation Discussion and Analysis.”
PAY VERSUS PERFORMANCE TABLE

Year	Summary Compensation Table Total for First PEO(1)	Compensation Actually Paid to First PEO(2)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to Second PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Value of Initial Fixed $100 Investment Based On:		Net Income ($M)	Company- Selected Measure: Non-GAAP EPS(5)
							Company TSR(3)	S&P 500 Information Technology(3),(4)
(a)	(b)(1)	(c)(1)	(b)(2)	(c)(2)	(d)	(e)	(f)	(g)	(h)	(i)
Fiscal Year 2025	$18,020,109	$22,733,067	N/A	N/A	$7,043,473	$8,384,659	$174.46	$318.88	$850	$7.16
Fiscal Year 2024	$12,353,196	$12,926,242	N/A	N/A	$4,628,656	$5,193,905	$142.09	$231.83	$614	$6.27
Fiscal Year 2023	$10,750,924	$1,202,075	N/A	N/A	$4,716,675	($2,927,770)	$116.38	$153.29	$1,057	$8.33
Fiscal Year 2022	$9,499,068	$10,547,936	$19,806,359	$22,749,122	$6,530,106	$7,590,753	$166.06	$117.16	$1,124	$7.63
Fiscal Year 2021	N/A	N/A	$18,566,410	$54,695,186	$5,023,313	$12,061,622	$171.66	$146.93	$894	$6.23

(1)
The dollar amounts reported in column (b)(1) for Mr. Dhanasekaran (“PEO 1”) are the amounts of compensation reported in the “Total” column of the Summary Compensation Table for Fiscal Years 2025, 2024, 2023 and 2022, as PEO 1 was appointed as our President and Chief Executive Officer on May 1, 2022. The dollar amounts reported in column (b)(2) for Mr. Nersesian (“PEO 2”) are the amounts of compensation reported in the “Total” column of the Summary Compensation Table for Fiscal Year 2022 and 2021, as PEO 2 served as our President and Chief Executive Officer through April 30, 2022. The table below sets forth the Non-PEO NEO’s for Fiscal Years 2025, 2024, 2023, 2022 and 2021.

Year	Non-PEO NEOs
2025	Neil P. Dougherty, Ingrid A. Estrada, Soon Chai Gooi, Kailash Narayanan, and John Page
2024	Neil P. Dougherty, Soon Chai Gooi, Ingrid A. Estrada and Mark A. Wallace
2023	Neil P. Dougherty, Ronald S. Nersesian, Soon Chai Gooi, Ingrid A. Estrada and Mark A. Wallace
2022	Neil P. Dougherty, Soon Chai Gooi, Ingrid A. Estrada and Mark A. Wallace
2021	Neil P. Dougherty, Satish C. Dhanasekaran, Soon Chai Gooi and Mark A. Wallace

(2)	Compensation Actually Paid (“CAP”) reflects the exclusions and inclusions for the PEOs and Non-PEO NEOs set forth below.

92 2026 Proxy Statement

PEO 1		Fiscal Year 2025
Summary Compensation Table Total		$18,020,109
-	Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($15,345,176)
+	Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$17,466,749
+	Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
±	Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$2,224,049
±	Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$581,565
-	Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	($155,624)
+	Value of Dividends Paid During Fiscal Year not Otherwise Included in Fair Value Amounts	$0
-	Change in Pension Value During Fiscal Year	($124,422)
+	Pension Service Cost During Fiscal Year	$65,817
Compensation Actually Paid		$22,733,067

Average Non-PEO Named Executive Officers		Fiscal Year 2025
Summary Compensation Table Total		$7,043,473
-	Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($4,823,337)
+	Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$5,000,966
+	Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$482,932
±	Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$542,985
±	Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$239,902
-	Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	($49,565)
+	Value of Dividends Paid During Fiscal Year not Otherwise Included in Fair Value Amounts	$0
-	Change in Pension Value During Fiscal Year	($87,702)
+	Pension Service Cost During Fiscal Year	$35,005
Average Compensation Actually Paid to Named Executive Officers		$8,384,659

(3)
Dollar values assume $100 was invested for the cumulative period from October 31 2022, through the end of the listed fiscal year, in either the Company or the peer group, and reinvestment of the pre-tax value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.

(4)
For purposes of this disclosure, the peer group used is the S&P Information Technology Index, which we also use in preparing the stock performance graph required by Item 201(e) of Regulation S-K for our Annual Report for the fiscal year ended October 31, 2025.

(5)
“Adjusted Non-GAAP EPS” was determined to be the “most important” financial performance metric used to link performance to CAP for Fiscal Year 2025. A reconciliation to the comparable GAAP financial measure can be found in Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended October 31, 2025, filed with the SEC on December 17, 2025.

2026 Proxy Statement 93

Most Important Measures to Determine CAP for the fiscal year ended October 31, 2025
As described in greater detail in the “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program is designed to reflect our variable “pay-for-performance” philosophy. The performance measures that we use for both our short-term and long-term incentive award programs are selected based on an objective of incentivizing our CEO and our other NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by us to link executive compensation actually paid to our CEO and our other NEOs, for the most recently completed fiscal year, to our performance are as follows:
•	Non-GAAP EPS,
•	Non-GAAP Revenue Plan
•	Operating Margin
•	Relative TSR

94 2026 Proxy Statement

The following is a graphic illustration of the connection between pay and performance:

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PROPOSAL 4: DECLASSIFY THE BOARD OF DIRECTORS
Our Amended and Restated Certificate of Incorporation (the “Restated Certificate”) provides that the Company’s directors are divided into three classes, with the term of one class expiring at each annual meeting and the directors in each class serving a three-year term. As part of our Nominating Committee’s periodic review of our corporate governance practices and periodic review of the size, structure, composition and functioning of our Board, and after reviewing the various considerations for and against maintaining a classified board structure and discussing such considerations with a number of the Company’s stockholders, the Nominating Committee recommended that the Board approve an amendment to the Restated Certificate to phase out the classification of our Board over a three-year period such that, beginning with the election of directors at the 2027 Annual Meeting of Stockholders, all directors would be up for election annually for a one-year term. Accordingly, on November 20, 2025, our Board adopted an amendment to our Restated Certificate (the “Declassification Amendment”) that would phase out the classification of our Board, subject to the approval of this proposal by our stockholders at the Annual Meeting. The Board recommends that stockholders approve the Declassification Amendment.
The general description of the Declassification Amendment set forth below is qualified in its entirety by reference to the full text of the Declassification Amendment, which is included in this Proxy Statement as Appendix A.
DECLASSIFICATION AMENDMENT
Pursuant to the Declassification Amendment, the annual election of directors will be phased in gradually to assure a smooth transition. If the Declassification Amendment is approved by our stockholders, directors will be elected to one-year terms of office beginning at the Company’s 2027 Annual Meeting of Stockholders. Directors who are elected to three-year terms prior to the 2027 Annual Meeting of Stockholders, including directors who are elected at the 2026 Annual Meeting as well as directors elected at the 2025 and 2024 Annual Meeting of Stockholders, would complete those three-year terms, and thereafter, would be eligible for annual re-election. Beginning with the 2029 Annual Meeting of Stockholders, the Board will be completely declassified, and all directors will be subject to annual election to one-year terms.
The Declassification Amendment will not change the present number of directors or our Board’s authority to fill any vacancies or newly created directorships. Under the Declassification Amendment, beginning with the 2027 Annual Meeting of Stockholders, any director elected to fill a vacancy or newly created directorship would serve for a term expiring at the next annual meeting of stockholders following his or her appointment. However, until the election of directors at the 2027 Annual Meeting of Stockholders, any director elected to fill a newly created directorship or vacancy would serve for the remainder of the full term of the class of directors for which the newly created directorship was created or the vacancy occurred.
Since our Board is currently classified, our Restated Certificate currently provides that directors may be removed only for cause, consistent with Delaware law. The Declassification Amendment provides that (i) prior to the election of directors at the 2027 Annual Meeting of Stockholders, directors may be removed only for cause, and (ii) from and after the 2027 Annual Meeting of Stockholders, when declassification is complete, all directors may be removed either with or without cause.
If the Declassification Amendment is approved, our Board intends to cause the Declassification Amendment to be filed with the Secretary of State of the State of Delaware following the Annual Meeting. In addition, the Board will adopt conforming amendments to our Amended and Restated Bylaws, subject to the filing and effectiveness of the Certificate of Amendment implementing the Declassification Amendment.
If the Declassification Amendment is not approved by our stockholders, then our Board will remain classified, and the conforming amendments to our Amended and Restated Bylaws will not be implemented.

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CONSIDERATIONS OF OUR BOARD
Our Board has historically viewed the classified board structure as benefiting stockholders by promoting continuity and stability of strategy, reducing the Company’s vulnerability to coercive takeover tactics and special interest groups that may not be acting in the best interests of all stockholders, and encouraging directors to take a long-term perspective. While our Board continues to believe that these are important benefits, our Board has concluded that a classified board structure is not the only means to achieving them. Moreover, our Board believes the benefits of the classified board structure are outweighed by the advantages of a declassified board structure, which enables stockholders to evaluate the performance of all directors each year through the annual election process and, as a result, enhances the accountability of our Board to our stockholders. Furthermore, our Board is aware that the current trend in corporate governance is in favor of annual director elections. Accordingly, our Board has determined, upon the recommendation of the Nominating Committee, that the Declassification Amendment is in the best interests of the Company and its stockholders.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR THE CHARTER AMENDMENT TO DECLASSIFY OF THE BOARD.

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PROPOSAL 5: ADVISORY VOTE ON SHAREHOLDER ABILITY TO CALL FOR A SPECIAL SHAREHOLDER MEETINGS
Keysight received a stockholder proposal (“Proposal”) from Mr. John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 who beneficially owns 50 shares of Keysight common stock (the “Proponent”).
The Proponent has requested that Keysight include the Proposal and supporting statement in this proxy statement. The Proposal may be voted on at the 2026 Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative at the 2026 Annual Meeting. The Proposal and supporting statement are quoted verbatim below and Keysight is not responsible for their content, including any inaccurate statements that may be contained in them. For the reasons set forth following the Proposal, the Board of Directors opposes adoption of the proposal and recommends that you vote AGAINST Proposal 5.
The following is the full text of the Proposal:
“Proposal 5 - Shareholder Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.
There shall be no discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.
To guard against the Keysight Technologies (KEYS) Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.
This proposal topic received between 51% and 72% support each in 2024 at Jabil, Warner Brothers Discovery, ANSYS, Vertex Pharmaceuticals and DexCom.
A shareholder right to call for a special shareholder meeting, as called for in this proposal, can help make shareholder engagement meaningful. A shareholder right to call for an online special shareholder meeting will help ensure that the KEYS Board and management engages with shareholders in good faith because shareholders will have a viable Plan B by calling for an online special shareholder meeting.
With the widespread use of online shareholder meetings, it is much easier for a company to conduct a special shareholder meeting online for important issues and the KEYS bylaws thus need to be updated accordingly.
Please vote yes:
Shareholder Ability to Call for a Special Shareholder Meeting - Proposal 5”

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BOARD RECOMMENDATION

The Board’s Statement in Opposition to the Stockholder Proposal
After careful evaluation, the Board of Directors has determined that the proposed amendment to allow 10% of stockholders to call special meetings is not aligned with the long-term interests of Keysight and its stockholders. The Board unanimously recommends a vote AGAINST this proposal for the following reasons:
A 10% Threshold for Special Meetings Would Introduce Operational Inefficiencies and Disproportionate Influence
We have instituted a strong corporate governance framework that promotes Board accountability and protects all stockholders’ interests. Allowing stockholders holding only 10% of our shares to call special meetings at any time and for any purpose could lead to unnecessary disruption and distraction from Keysight’s strategic priorities. Such a low threshold may empower special interest groups or a small minority whose objectives may not reflect the broader interests of our long-term investors, potentially providing them with disproportionate influence over our corporate affairs. Special meetings require significant resources, including legal, financial, and administrative efforts, as well as the time and attention of senior leadership and the Board. These efforts could divert focus away from executing Keysight’s business strategy and delivering sustained value to stockholders.
Special Meetings Should Be Reserved for Extraordinary Circumstances
Special meetings should be reserved for extraordinary matters that are considered by the Board to be so significant or urgent that they require consideration by stockholders outside of an annual meeting. Keysight’s current governance framework generally allows special meetings to be called by the Board or, with the concurrence of a majority of the Board, by the Chairman or the Chief Executive Officer. This structure ensures that such meetings occur only when deemed necessary through sound business judgment and in accordance with the fiduciary responsibility of our directors and officers, safeguarding the Company against misuse and ensuring that stockholder interests are considered collectively, rather than disproportionately through a minority of interests.
The 10% Ownership Threshold Is Inconsistent with Market Practice.
As of January 2026, among S&P 500 companies that provide stockholders with a right to call special meetings, approximately 80% set the threshold at or above 15%. Accordingly, the Board believes that the 10% threshold requested by the proposal is inconsistent with market practice.
Keysight’s Governance Practices Already Empower Stockholders
Keysight is committed to strong corporate governance and transparency. Our current governance structure provides stockholders with meaningful access and allows the Board and Company management to remain responsive to corporate governance trends as and when appropriate. As outlined in the “Corporate Governance Matters” section of this proxy statement, many of our current practices are designed to facilitate stockholder feedback and oversight of the Company’s governance by independent directors with extensive experience in corporate governance. Examples of these include:
•	A majority voting standard for uncontested director elections, with mandatory resignation offers for directors not receiving majority support.
•	No supermajority voting thresholds in our Amended and Restated Certificate of Incorporation and our Second Amended and Restated Bylaws.
•	A majority independent Board, with 80% of directors achieving the SEC and NYSE independence standards.
•
The recommendation by the Board at the 2026 Annual Meeting to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to move from a classified Board to a phased declassification of the Board with the transition to annual director elections commencing at our 2027 annual meeting of stockholders.

•	The appointment of only independent directors as members of each of the Audit and Finance Committee, Compensation and Human Capital Committee and the Nominating Committee.

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•	Regular engagement between directors led by our Chair and Lead Independent Director, without management present.
•	Regular engagements between Company management and our major stockholders. In 2025, we engaged with stockholders representing approximately 53% of our outstanding shares of common stock.
Collectively, these practices reflect Keysight’s commitment to accountability, responsiveness and long-term value creation, while allowing our stockholders adequate opportunity for input, feedback and participation. In light of these existing opportunities for stockholder engagement and current market practice, the Board believes that the special meeting right requested by the Proponent would not make a meaningful difference in our stockholders’ ability to engage with the Board or influence our business or governance policies.
FOR THESE REASONS, KEYSIGHT’S BOARD URGES STOCKHOLDERS TO VOTE “AGAINST” PROPOSAL 5.

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FREQUENTLY ASKED QUESTIONS
Q:	WHAT IS THE DATE, TIME, AND PLACE OF THE 2026 ANNUAL MEETING AND WILL I BE ABLE TO SUBMIT QUESTIONS DURING THE MEETING?
A:
The 2026 Annual Meeting will be held virtually on March 19, 2026, at 8:00 a.m. Pacific Time via webcast at https://meetnow.global/MC5NFNG. No physical meeting will be held. We encourage you to access the meeting prior to the start time leaving ample time for check-in. Online access will begin at 7:30 a.m. Pacific Time. You will be able to attend the meeting, vote electronically, and submit questions during the meeting. If your question is appropriate and properly submitted during the meeting, your question may be answered in the meeting or we may hold your question and respond to it after the meeting. Questions on similar topics may be combined and answered together. A webcast replay will also be available on our Investor Relations website at investor.keysight.com. Go to “News, Events, Presentations”,’ select “Prior Presentations and Webcasts” and then select “Annual Keysight Stockholders Meeting”. The webcast will remain available on this website for six months after the 2026 Annual Meeting.

Q:	DO I NEED TO REGISTER IN ADVANCE TO ATTEND THE VIRTUAL 2026 ANNUAL MEETING?
A:
Stockholders of record do not need to register in advance to attend the 2026 Annual Meeting. Beneficial owners can register in advance, but advanced registration is not required. Refer to the FAQs below on how to register in advance if you are a beneficial owner. For information regarding differences between holding shares as a stockholder of record and as a beneficial owner, please see FAQ entitled “What is the difference between holding shares as a stockholder of record and as a beneficial owner?”’

Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I ATTEND THE VIRTUAL 2026 ANNUAL MEETING, SUBMIT A QUESTION AND/OR VOTE?
A:
If you are a stockholder of record as of the close of business on the Record Date, you will need to enter the control number included on your Notice or proxy card that accompanied your proxy materials (if you received a printed copy of the proxy materials) in order to enter the 2026 Annual Meeting, ask questions and/or vote.

Q:	IF I AM A BENEFICIAL OWNER, HOW DO I ATTEND THE VIRTUAL 2026 ANNUAL MEETING, SUBMIT A QUESTION AND/OR VOTE?
A:	If you are a beneficial owner as of the close of business on the Record Date and would like the ability to ask questions and vote if you choose to do so, you have two options.
1.	Registration in advance of the 2026 Annual Meeting.
To register in advance to attend, ask questions and/or vote at the virtual 2026 Annual Meeting, you must submit proof of your proxy power (Legal Proxy’) from your broker or bank reflecting your Company holdings along with your legal name and email address to our virtual meeting provider, Computershare. Please see the below FAQ entitled, “How do I request a Legal Proxy?”. Your request must be labeled as ‘Legal Proxy and must be received by Computershare no later than 5:00 p.m. Eastern Time on March 17, 2026, at the email address or physical address below.
•	By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy to legalproxy@computershare.com

2026 Proxy Statement 101

•
By mail, for regular delivery: To Computershare, Keysight Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. Upon receipt of your registration materials, Computershare will confirm your registration by email and provide you with a control number. If you provided a valid email address, but you have not received a control number within 2 business days from your request, please contact Computershare by email at web.queries@computershare.com or by phone at (877) 373-6374 (toll-free) or +1 (781) 575- 2879. If you provided a physical mailing address but not an email address, Computershare will ship, within 2 business days of receipt, a control number to you by first class mail. You will need to enter the control number that you received from Computershare to be able to enter the 2026 Annual Meeting.

2.	Register at the 2026 Annual Meeting.
For the 2026 proxy season, an industry solution has been agreed upon to allow beneficial owners to register online at the 2026 Annual meeting to attend, ask questions and vote, if they choose. We expect the vast majority of beneficial owners will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience only, and there is no guarantee this option will be available for every type of beneficial owner voting control number. The inability to provide this option to any or all beneficial owners shall in no way impact the validity of the 2026 Annual Meeting. Beneficial owners may choose the “Register in Advance of the 2026 Annual Meeting” option above if they prefer to use this traditional option. Please go to https://meetnow.global/MC5NFNG for more information on the available options and registration instructions.
Q:	HOW DO I REQUEST A LEGAL PROXY?
A:
Your broker, bank, or nominee must provide you with information on how you can request a Legal Proxy. Most brokers, banks, or nominees allow a stockholder to request a Legal Proxy either online or by mail. If you have requested a Legal Proxy online, and you have not received an email with your Legal Proxy within two business days of your request, you should contact your broker, bank, or nominee. If you have requested a Legal Proxy by mail, and you have not received it within five business days of your request, you should contact your broker, bank, or nominee. Once you receive a Legal Proxy, you should submit it to Computershare by email or physical mail, as detailed in the FAQ above. Please note that once you have requested a Legal Proxy from your broker, bank, or nominee, you will no longer be able to vote through your broker, bank, or nominee before the 2026 Annual Meeting, even if you do not submit the Legal Proxy to Computershare to receive a control number to attend and vote during the 2026 Annual Meeting.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
A:
Most stockholders of Keysight hold their shares as a beneficial owner through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and those shares are considered to be held in “street name”. Your stockbroker, bank, or nominee is considered the stockholder of record with respect to those shares. As a beneficial owner on Record Date, your stockbroker, bank, or nominee must forward to you a Notice or, if requested, a printed set of proxy materials. As a beneficial owner, you may direct your stockbroker, bank, or nominee to vote your shares by submitting your voting instruction form and voting before the 2026 Annual Meeting. You may vote before the 2026 Annual Meeting by internet, telephone, or mail (if you requested printed copies of the proxy materials), as described below under the FAQ entitled, “How do I vote my shares?” Alternatively, you may vote during the 2026 Annual Meeting as described in the FAQ entitled, “If I am a beneficial owner, how do I submit a question and/or vote?”
Stockholder of Record
If your shares are registered directly in your name with Keysight’s transfer agent, Computershare, you are considered the stockholder of record with respect to those shares. As a stockholder of record on the Record Date, you are entitled to receive from Computershare a Notice, or, if requested, a printed set of proxy materials, directly in your own name. As a stockholder of record, you may grant your voting proxy to the persons named as proxy holders, Ronald S. Nersesian, Keysight’s Chair of the Board and Jeffrey K. Li, Keysight’s Senior Vice

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President, General Counsel and Secretary, by submitting your proxy card and voting before the 2026 Annual Meeting. You may vote before the 2026 Annual Meeting by internet, telephone, or mail (if you requested printed copies of the proxy materials), as described below under the FAQ entitled, “How do I vote my shares?” Alternatively, you may vote during the 2026 Annual Meeting without advance registration.
Q:	WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PRINTED SET OF PROXY MATERIALS?
A:
In accordance with the SEC rules, we are providing our proxy materials online instead of mailing printed copies. Starting around January 31, 2026, stockholders who haven’t requested printed materials will receive a Notice with instructions on how to access our proxy materials online and vote electronically. You may request a paper or email copy of our proxy materials by following the instructions in the Notice.

Q:	WHY AM I RECEIVING PROXY MATERIALS?
A:
You are receiving proxy materials because you were an owner of Keysight common stock as of the Record Date. You are invited to attend the 2026 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	WHAT INFORMATION IS CONTAINED IN THESE PROXY MATERIALS?
A:
The proxy materials consist of the Proxy Statement and the Annual Report. If you requested printed versions of proxy materials by mail, these materials also include the proxy card or voting instruction form. The information included in this Proxy Statement relates to the proposals to be voted on at the 2026 Annual Meeting, the voting process, the compensation of our directors and NEOs, and certain other required information. The information included in our Annual Report relates to our annual report for our last fiscal year, ended October 31, 2025, which was filed with the SEC on December 17, 2025 and which contains our audited consolidated financial statements, management’s discussion and analysis, risk factors, and certain other required information.

Q:	WHAT SHARES OWNED BY ME CAN BE VOTED?
A:
All shares owned by you as of Record Date, whether as a stockholder of record or as a beneficial owner, may be voted. You may cast one vote for each share of common stock that you held on the Record Date. On the Record Date, Keysight had 171,517,760 shares of common stock issued and outstanding.

Q:	HOW DO I VOTE MY SHARES?

	If you are a Stockholder of Record:	If you are a Beneficial Owner:
By Internet Before the 2026 Annual Meeting* (24 hours a day):	www.envisionreports.com/KEYS	Follow the voting instructions you receive from your stock brokerage firm, bank, or nominee.
By Internet During the 2026 Annual Meeting*:	https://meetnow.global/MC5NFNG	https://meetnow.global/MC5NFNG
By * (24 hours a day, prior to 1:00 a.m. Central Time on March 19, 2026):	1-800-652-8683	Follow the voting instructions you receive from your stock brokerage firm, bank, or nominee. Telephone voting may not be available through your stock brokerage firm, bank, or nominee.

2026 Proxy Statement 103

	If you are a Stockholder of Record:	If you are a Beneficial Owner:
By Mail:
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, c/o Computershare Investor Services, P.O. Box 43102, Providence, RI 02940-5068.
Follow the voting instructions you receive from your stock brokerage firm, bank, or nominee.

*
While Keysight, Computershare, and Broadridge do not charge you any fees for voting by internet or telephone, there may be related costs from other parties, such as usage charges from internet access providers and telephone companies, for which you are responsible.

If you want to vote by telephone before the meeting, your votes must be submitted by 1:00 a.m. Central Time, on March 19, 2026. If you want to vote by internet, your votes can be submitted before and during the 2026 Annual Meeting. Even if you plan to attend the 2026 Annual Meeting, Keysight recommends that you vote your shares in advance so that your vote will be counted if you later decide not to attend the 2026 Annual Meeting. Voting prior to the 2026 Annual Meeting, whether by telephone, internet, or mail (if you requested a paper proxy card) will not affect your right to attend the virtual 2026 Annual Meeting.
Q:	CAN I REVOKE MY PROXY OR CHANGE MY VOTE?
A:
You may revoke your proxy card or change your voting instructions prior to the vote at the 2026 Annual Meeting. You may enter a new vote by using the internet or telephone (if available through your broker, bank, or nominee) or by mailing a new proxy card or new voting instruction form bearing a later date (which will automatically revoke your earlier voting instructions) or by attending and voting at the 2026 Annual Meeting. Your attendance at the 2026 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically request for this to be done.

Q:	WHAT EFFECT DOES VOTING FOR, AGAINST, OR ABSTAIN HAVE ON EACH PROPOSAL?
A:
For Proposal 1 (Election of Directors), your vote may be cast FOR or AGAINST one or more of the director nominees, or you may ABSTAIN from voting with respect to one or more of the director nominees. Shares voting to ABSTAIN have no effect on the election of directors.

For Proposals 2 (Ratification of Appointment of the Independent Registered Public Accounting Firm), 3 (Approval of the Compensation of Keysight’s NEOs), 4 (Declassification Amendment) and 5 (Advisory Vote on the Stockholder Proposal: Shareholder Ability to Call for a Special Shareholder Meeting) your vote may be cast FOR or AGAINST or you may ABSTAIN. If you ABSTAIN, it has the same effect as a vote AGAINST Proposals 2, 3, 4 and 5.
Any shares represented by proxies that are marked to ABSTAIN from voting on a proposal will be counted as “‘present”’ in determining whether we have a quorum.
Q:	WHAT HAPPENS IF I SUBMIT MY VOTING INSTRUCTION FORM WITH NO VOTING INSTRUCTIONS?
A:
If you are a stockholder of record and you sign your proxy card with no voting instructions (meaning, you choose neither FOR, AGAINST, nor ABSTAIN), your shares will be voted in accordance with the management’s recommendations for such proposal.

If you are a beneficial owner and you sign your voting instruction form with no voting instructions (meaning, you choose neither FOR, AGAINST, nor ABSTAIN), your shares will be treated as follows:
•
On routine matters, your broker, bank, or nominee may, in its discretion, either leave your shares unvoted or vote your shares. Only Proposal 2 (Ratification of Appointment of the Independent Registered Public Accounting Firm) is considered a routine matter.

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•
On non-routine matters, your bank, broker, or nominee may not vote your shares without your instruction (“broker non-vote”). Proposals 1 (Election of Directors), 3 (Advisory Vote on the Approval of the Compensation of Keysight’s NEOs), 4 (Declassification Amendment) and 5 (Advisory Vote on the Stockholder Proposal: Shareholder Ability to Call for a Special Shareholder Meeting) are considered non-routine matters. A broker non-vote will not be counted for or against Proposals 1, 3, 4 and 5 and will have no effect on the outcome of these matters.

Whether you are a stockholder of record or a beneficial owner, if you sign your proxy card or voting instruction form but provide no voting instructions, your shares will be counted as “present” for the purposes of determining a quorum.
Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?
A:
Proposal 1, Election of Directors: Under our majority voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast by the shares present or represented by proxy at the 2026 Annual Meeting, provided sufficient shares are represented for the required quorum. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. A “majority of the votes cast” means that the number of votes cast FOR a director must exceed 50% of the votes cast with respect to that director. Abstentions and broker non-votes will not count as a vote FOR or AGAINST a nominee’s election and thus will have no effect in determining whether a director nominee has received a majority of the votes cast.

Our Board has adopted a policy under which, in uncontested elections, an incumbent director nominee who does not receive the required votes for re-election is expected to tender his or her resignation to our Board. The Nominating Committee, or another duly appointed committee of the Board, will determine whether to accept or reject the tendered resignation generally within 90 days after certification of the election results. Keysight will publicly disclose the Nominating Committee’s determination regarding the tendered resignation and the rationale behind the decision in a Current Report on Form 8-K filed with the SEC.
Proposal 2, Ratification of Appointment of the Independent Registered Public Accounting Firm: The ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of shares present or represented by proxy at the 2026 Annual Meeting and entitled to vote on the proposal, provided sufficient shares are represented for the required quorum. Abstentions will have the same effect as votes against this proposal. If you are a stockholder of record and you sign your proxy card but do not provide voting instructions, your shares will be voted in accordance with the management’s recommendations for this proposal. If you are a beneficial owner and you sign your voting instruction form but do not provide voting instructions, your bank, broker, or nominee has the discretion to either vote your shares or leave your shares unvoted for this proposal.
Proposal 3, Advisory Vote on the Compensation of Keysight’s Named Executive Officers: The advisory vote regarding approval of the compensation of Keysight’s NEOs requires the affirmative vote of a majority of shares present or represented by proxy at the 2026 Annual Meeting and entitled to vote on the proposal, provided sufficient shares are represented for the required quorum. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker or other holder of record how you wish them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal.
Proposal 4: Approval of an Amendment to Keysight’s Amended and Restated Certificate of Incorporation to Declassify the Board of Directors: The approval of the Declassification Amendment requires the affirmative vote of a majority of shares outstanding and entitled to vote. Abstentions will have the same effect as votes against this proposal.
Proposal 5, Advisory vote on Stockholder Proposal: Shareholder Ability to Call for a Special Shareholder Meeting: The advisory vote regarding approval of the Stockholder Proposal: Shareholder Ability to Call for a Special Shareholder Meeting requires the affirmative vote of a majority of shares present or represented by proxy at the 2026 Annual Meeting and entitled to vote on the proposal, provided sufficient shares are represented for the required quorum. Abstentions will have the same effect as votes against this proposal. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker or other holder of record how you wish them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal.

2026 Proxy Statement 105

Q:	WHAT IF I OR THE COMPANY ENCOUNTERS TECHNICAL DIFFICULTIES DURING THE 2026 ANNUAL MEETING?
A:	If you are having trouble connecting to your meeting, please contact us via the following number(s): Local (888) 724-2416; International +1 (781) 575-2748.
If the Company experiences technical issues during the meeting, the Chair of the 2026 Annual Meeting will decide whether to resume the meeting or reconvene the meeting to a later time or date (if the technical difficulty is more prolonged). Updates will be posted at https://meetnow.global/MC5NFNG.
Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE, PROXY CARD, OR VOTING INSTRUCTION FORM?
A:
It means your shares are registered differently or are in more than one account. For each Notice you receive, please enter your vote on the internet for each control number you have been assigned. If you receive paper copies of proxy materials, please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE 2026 ANNUAL MEETING?
A:
Keysight will announce preliminary voting results at the Annual Meeting and publish preliminary or, if available, final results by way of a Current Report on Form 8-K to be filed with the SEC within four business days of the 2026 Annual Meeting.

Q:	WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE 2026 ANNUAL MEETING?
A:
Other than the five proposals described in this Proxy Statement, Keysight does not expect any matters to be presented for a vote at the 2026 Annual Meeting. If you grant a voting proxy, the persons named as proxy holders, Ronald S. Nersesian, Keysight’s Chair of the Board, and Jeffrey K. Li, Keysight’s Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any one or more of Keysight’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	WHAT IS THE QUORUM REQUIREMENT FOR THE 2026 ANNUAL MEETING?
A:
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. Your shares are counted as “present” at the 2026 Annual Meeting if you vote through the internet during the 2026 Annual Meeting or properly submit your proxy card or voting instruction form before the 2026 Annual Meeting. Abstentions and broker non-votes are counted as “present” for the purpose of determining the presence of a quorum. Votes by a broker, bank, or nominee who has discretionary voting power and exercises such discretion to vote your shares on a proposal where you did not provide voting instructions are counted as “present” for the purpose of determining the presence of a quorum.

Q:	WHO WILL COUNT THE VOTE?
A:	A representative of Computershare will tabulate the votes and act as the inspector of election.
Q:	IS MY VOTE CONFIDENTIAL?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Keysight or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, and (iii) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Keysight’s management.

106 2026 Proxy Statement

Q:	WHO IS SOLICITING MY PROXY?
A:
Proxies are being solicited by the Board on behalf of the Company to be used at the 2026 Annual Meeting for the purposes set forth in the foregoing Notice. We have engaged Georgeson, Inc. (“Georgeson”) to solicit proxies on behalf of the Board.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE 2026 ANNUAL MEETING?
A:
Keysight will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Keysight has retained the services of Georgeson to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Keysight estimates that it will pay Georgeson a fee of approximately $17,000 for its services. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Keysight’s directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, Keysight may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
A:
Stockholders of record may submit proposals for consideration at future Annual Meetings, including director nominations. If you are a beneficial owner, you can contact the bank or financial institution that holds your shares for information about how to register your shares directly in your name as a stockholder of record.

Stockholder Proposals for Inclusion in the Proxy Materials: In order for a stockholder proposal to be considered for inclusion in Keysight’s proxy statement for an annual meeting, the written proposal must be received by Keysight not less than 120 calendar days before the date Keysight’s Proxy Statement was released to the stockholders in connection with the previous year’s annual meeting and should satisfy the requirements in Keysight’s Bylaws. Keysight’s Proxy Statement in connection with the 2026 Annual Meeting was released to the stockholders on or about February 6, 2026, and thus, a written stockholder proposal for inclusion in the proxy materials for the 2027 Annual Meeting must be received by Keysight at its principal executive offices no later than the close of business on October 9, 2026. Such proposal also must satisfy the requirements in Keysight’s Bylaws and comply with SEC’s regulations regarding the inclusion of stockholder proposals in Keysight-sponsored proxy materials.
Stockholder Proposals for Consideration at an Annual Meeting, but not for Inclusion in the Proxy Materials: In order for a stockholder proposal to be raised from the floor during an annual meeting but not be included in the Proxy Statement, the written notice must be received by Keysight at its principal executive offices no earlier than the close of business 120 days and no later than the close of business 90 days before the first anniversary of the previous year’s annual meeting and must satisfy the requirements in Keysight’s Bylaws. Keysight’s 2026 Annual Meeting will take place on March 19, 2026 and thus, a written notice of a stockholder proposal to be considered at the 2027 Annual Meeting, but not included in the proxy materials, must be received by Keysight no earlier than the close of business on November 19, 2026 and no later than the close of business on December 21, 2026. Such notice also must satisfy the requirements in Keysight’s Bylaws and comply with SEC’s regulations regarding the submission of notices to raise a stockholder proposal from the floor during an annual meeting.
Nomination of Director Candidates: Keysight’s Bylaws permit stockholders to nominate directors for election at an annual meeting. In order for a stockholder to make a director nomination at an Annual Meeting, the written notice must be received by Keysight no earlier than the close of business 120 days before and no later than the close of business 90 days before the first anniversary of the previous year’s annual meeting and must contain such information as required under Keysight’s Bylaws. Keysight’s 2026 Annual Meeting will take place on March 19, 2026 and thus, a written notice of a stockholder director nomination to be considered at the 2027 Annual Meeting, but not included in the proxy materials must be received by Keysight no earlier than the close of business on November 19, 2026 and no later than the close of business on December 21, 2026. Such notice also must satisfy the requirements in Keysight’s Bylaws and comply with SEC’s regulations regarding stockholder director nomination proposals. Stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must comply with the additional requirements of Rule 14a-19(b).

2026 Proxy Statement 107

Copy of Bylaw Provisions: You may contact the Keysight Corporate Secretary at Keysight’s corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Additionally, a copy of Keysight’s Bylaws can be accessed on the Keysight Investor Relations website at investor.keysight.com. Click on “Corporate Governance” and then “Governance Policies” on the right-hand side of the screen and our bylaws will be available in the section entitled “Governance Documents”.
Q:	HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?
A:
To reduce expenses, in some cases, we are delivering one set of the proxy materials or, where applicable, one Notice to certain stockholders who share an address, unless otherwise requested by one or more of the stockholders. For stockholders receiving hard copies of the proxy materials, a separate proxy card for each stockholder is included with the proxy materials. For stockholders receiving a Notice, the Notice will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you on how to your proxy on the internet.

If you are a stockholder of record and you received only one set of the proxy materials or one Notice, you may request separate copies at no additional cost to you by contacting Computershare by email at web.queries@computershare.com or by phone at (877) 373-6374 (toll-free) or +1 (781) 575-2879 and we will promptly send the requested materials. You can also contact Computershare by email or by phone if you received separate copies of the proxy materials and would prefer to receive one set of the proxy materials or one Notice.
If you received a Notice and you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
If you are a beneficial owner, and you would like to receive additional copies of proxy materials, please notify your broker, bank, or other nominee.
You may receive a copy of Keysight’s Annual Report on Form 10-K for the Fiscal Year 2025, without charge, by sending a written request to Keysight Technologies, Inc., 1400 Fountaingrove Parkway, Santa Rosa, California 95403, Attn: Investor Relations, or by email to investor.relations@keysight.com.
The Annual Report on Form 10-K is also available at investor.keysight.com. Hover over “Financial Information” select “Annual Reports” and then select “2025 Annual Report”.
Keysight Technologies, Inc.
1400 Fountaingrove Parkway
Santa Rosa, CA 95403
Dated: January 31, 2026

108 2026 Proxy Statement

Other Information
NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements“ within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “assume”, “committed to”, “strive”, “believe”, “expect”, “estimate”, “intend”, “strategy”, “future”, “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.
WEBSITES REFERENCED IN THIS PROXY STATEMENT

The content of the websites referred to in this Proxy Statement are not incorporated by reference into this Proxy Statement.

2026 Proxy Statement 109

APPENDIX A
The proposed Declassification Amendment related to Proposal 4 is shown below. If Proposal 4 “Approve an Amendment to the Amended and Restated Keysight Technologies, Inc. Certificate of Incorporation to Declassify the Board of Directors” receives the vote of a majority of the shares outstanding and entitled to vote, then our Board intends to cause the Declassification Amendment to be filed with the Secretary of State of the State of Delaware following the 2026 Annual Meeting after which the Declassification Amendment will be effective. In addition, the Board will adopt conforming amendments to our Amended and Restated Bylaws, subject to the filing and effectiveness of the Declassification Amendment.
KEYSIGHT TECHNOLOGIES, INC.

CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
Keysight Technologies, Inc., (the “Corporation'') a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, hereby certifies that:
FIRST: The Corporation was originally incorporated under the name “Keysight Technologies, Inc.”
SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 6, 2013. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 31, 2014, as amended by that certain Certificate of Amendment filed with the Secretary of State of the State of Delaware on March 28, 2024 (collectively, the “Certificate of Incorporation”).
THIRD: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as set forth below.
Article VI of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:
“ARTICLE VI
BOARD OF DIRECTORS
Section 1. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies (the “Whole Board”). No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.
Section 2. Board Terms. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the Board of Directors shall until the annual meeting of stockholders to be held in 2029 (the “2029 Annual Meeting”) assign the directors, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible. The directors assigned to the first class, who are elected at the 2026 annual meeting of stockholders, shall be elected for a three-year term ending in 2029. Commencing with the election of directors at the 2027 annual meeting of stockholders, the directors assigned to the class who are elected at the 2027 annual meeting of stockholders shall be elected for a one-year term ending at the next annual meeting of

110 2026 Proxy Statement

stockholders. The directors assigned to the class who are elected at the 2028 annual meeting of stockholders shall be elected for a one-year term ending at the next annual meeting of stockholders. Commencing with the election of directors at the 2029 Annual Meeting, the Board of Directors shall no longer be classified, and all of the directors shall be elected annually and shall hold office until the next annual meeting of stockholders, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
Section 3. Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen at any time after the 2026 annual meeting of stockholders shall hold office (i) in the event of a newly created directorship or vacancy occurring prior to the election of directors at the 2029 Annual Meeting, until the next election of the class of directors for which such director shall have been chosen and (ii) in the event of a newly created directorship or vacancy occurring from and after the election of directors at the 2029 Annual Meeting, until the next annual meeting of stockholders and, in each case, until such director’s successor shall have been elected and qualified.
Section 4. Removal. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, any individual director or directors may be removed from office at any time, by the affirmative vote of the holders of at least the majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class; provided that (i) until the election of directors at the 2029 Annual Meeting, such removal may be only for cause and (ii) commencing with the election of directors at the 2029 Annual Meeting, such removal may be with or without cause.
Section 5. Election by Ballot. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation (the “Bylaws”) so provide.
Section 6. Notice. Advance notice of stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws.”
FOURTH: The foregoing amendment has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, Keysight Technologies, Inc. has caused this Certificate of Amendment to Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this day of     , 2026.

KEYSIGHT TECHNOLOGIES, INC.
By:
Name:
Title:”

2026 Proxy Statement 111

KEYSIGHT

1400 Fountaingrove Parkway
Santa Rosa, CA
95403-1738
United States

© Keysight Technologies 2026

KEYSIGHT TECHNOLOGIES VOTE

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You may vote online or by phone instead of mailing this card.

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Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4. The Board of Directors recommends a vote AGAINST Proposal 5.

1. Election of Directors:

	For	Against	Abstain
01 - Satish C. Dhanasekaran	☐	☐	☐
02 - Richard P. Hamada	☐	☐	☐
03 - Kevin A. Stephens	☐	☐	☐

	For	Against	Abstain
2. Ratify the Audit and Finance Committee's appointment of Pricewaterhouse Coopers as the Company's independent auditor	☐	☐	☐
3. Approve, on a non-binding advisory basis, the compensation of Keysight's Named Executive Officers	☐	☐	☐
4. Approve an amendment to the Amended and Restated Keysight Technologies, Inc. Certificate of Incorporation to declassify the Board of Directors	☐	☐	☐
5. Consider, on a non-binding advisory basis, a Stockholder Proposal: Shareholder Ability to Call for a Special Shareholder Meeting	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

047M3D

The 2026 Annual Meeting of Keysight Technologies, Inc. will be held on March 19, 2026 at 8:00 am Pacific Time, virtually via the internet at www.meetnow.global/MC5NFNG.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.envisionreports.com/KEYS

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Keysight Technologies, Inc.

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2026 Annual Meeting of Stockholders — March 19, 2026

This Proxy is solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ronald S. Nersesian, Jeffrey K. Li, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Keysight Technologies, Inc. held of record by the undersigned on January 20, 2026, at the 2026 Annual Meeting of Stockholders to be held on Thursday, March 19, 2026, or any postponement or adjournment thereof.
IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4, AND AGAINST PROPOSAL 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

(Continued and to be voted on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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